    As Filed with the Securities and Exchange Commission on December , 1995
                                                     Registration No. 811-5079
                                                     Registration No. 33-12947
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------
                                   Form N-1A
                             ----------------------

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933                [X]
                          PRE-EFFECTIVE AMENDMENT NO.                [ ]
                        POST-EFFECTIVE AMENDMENT NO. 10              [X]
                                     AND/OR
                          REGISTRATION STATEMENT UNDER
                      THE INVESTMENT COMPANY ACT OF 1940             [X]
                                AMENDMENT NO. 11
                        (Check appropriate box or boxes)
                             ----------------------
                      JOHN HANCOCK TAX-EXEMPT SERIES FUND
               (Exact name of Registrant as Specified in Charter)
                             101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603
                   (Address of Principal Executive Officers)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (617) 375-1700
                             ----------------------
                             THOMAS H. DROHAN, ESQ.
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7608
                    (Name and Address of Agent for Service)

                                   Copies to:
                               JEFF N. CARP, ESQ.
                                 Hale and Dorr
                                60 State Street
                                Boston, MA 02109
                             ----------------------
 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
         [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
         [x] ON JANUARY 1, 1996 PURSUANT TO PARAGRAPH (b)
         [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)
         [ ] ON (DATE) PURSUANT TO PARAGRAPH (a) OF RULE (485 OR 486)

       Calculation of Registration Fees Under the Securities Act of 1933
                                                         Proposed Maximum        Proposed Aggregate
Title of Securities               Amount of Shares        Offering Price              Maximum               Amount of
Being Registered                  Being Registered         Per Share             Offering Price         Registration Fee
Shares of Beneficial Interest      Indefinite<F1>             N/A                      N/A                   N/A
Shares of Beneficial Interest      354,760                   $12.61                 $290,000               $100.00

<F1> Registrant continues its election to register an indefinite number of shares of beneficial inderest pursuant to Rule
     24f-2 under the Investment Company Act of 1940, as amended.

<F2> Registrant elects to calculate the maximum aggregate offering price pursuant to Rule 24e-2. 2,518,348 shares were redeemed during the fiscal year ended August 31, 1995. 2,186,586 shares were used for reductions pursuant to
     Paragraph (c) of Rule 24f-2 during the current fiscal year. 354,760 shares is the amount of redeemed shares used for reduction in this Amendment. Pursuant to Rule 457(c) under the Securities Act of 1933, the maximum public offering price of $12.61 per share on December 15, 1995 is the price used as the basis for calculating the registration fee. While no fee is required for the 331,762 shares, the Registrant has elected to register, for $100, an additional $290,000 of shares (approximately 22,998 shares at $12.61 per share).

PURSUANT TO THE PROVISIONS OF RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SECURITIES UNDER THE SECURITIES ACT OF 1933, AND REGISTRANT'S RULE 24f-2 NOTICE FOR FISCAL YEAR ENDED AUGUST 31, 1995 WAS FILED ON OR ABOUT OCTOBER 20, 1995.
================================================================================

                       JOHN HANCOCK TAX-EXEMPT SERIES FUND

                             Cross Reference Sheet

            Pursuant to Rule 495(b) under the Securities Act of 1933

  ITEM NUMBER             PROSPECTUS CAPTION         STATEMENT OF ADDITIONAL
FORM N-1A, PART A                                      INFORMATION CAPTION
--------------------------------------------------------------------------------
      1               Front Cover Page                           *

      2               Expense Information; The                   *
                      Fund's Expenses;  Share Price

      3               The Fund's Financial                       *
                      Highlights; Performance

      4               Investment Objectives and                  *
                      Policies; Organization and
                      Management of the Fund

      5               Organization and Management of             *
                      the Fund; The Fund's
                      Expenses; Back Cover Page

      6               Organization and Management of             *
                      the Fund; Dividends and Taxes;
                      How to Buy Shares; How to
                      Redeem Shares; Additional
                      Services and Programs

      7               How to Buy Shares; Shares                  *
                      Price; Additional Services
                      and Programs; Alternative
                      Purchase Arrangements; The
                      Fund's Expenses; Back Cover
                      Page

      8               How to Redeem Shares                       *

      9               Not Applicable                             *

     10                      *                          Front Cover Page

     11                      *                          Table of Contents

     12                      *                          Organization of the Fund

     13                      *                          Investment Objectives
                                                        and Policies; Certain
                                                        Investment Practices;
                                                        Investment Restrictions

     14                      *                          Those Responsible for
                                                        Management

     15                      *                          Those Responsible for
                                                        Management

  ITEM NUMBER             PROSPECTUS CAPTION         STATEMENT OF ADDITIONAL
FORM N-1A, PART A                                      INFORMATION CAPTION
--------------------------------------------------------------------------------

     16                      *                          Investment Advisory and
                                                        Other Services;
                                                        Distribution Contract;
                                                        Transfer Agent Services;
                                                        Custody of Portfolio;
                                                        Independent Auditors

     17                      *                          Brokerage Allocation

     18                      *                          Description of Fund's
                                                        Shares

     19                      *                          Net Asset Value;
                                                        Additional Services and
                                                        Programs

     20                      *                          Tax Status

     21                      *                          Distribution Contract

     22                      *                          Calculation of
                                                        Performance

     23                      *                          Financial Statements

JOHN HANCOCK
TAX-EXEMPT SERIES
FUND --
MASSACHUSETTS PORTFOLIO
NEW YORK PORTFOLIO

PROSPECTUS
JANUARY 1, 1996
------------------------------------------------------------------------------
TABLE OF CONTENTS
                                                                          Page
                                                                            --
Expense Information ....................................................     2
The Fund's Financial Highlights ........................................     3
Investment Objective and Policies ......................................     5
Organization and Management of the Fund ................................    10
The Portfolios' Expenses ...............................................    11
Dividends and Taxes ....................................................    11
Performance ............................................................    13
How to Buy Shares ......................................................    14
Share Price ............................................................    16
How to Redeem Shares ...................................................    19
Additional Services and Programs .......................................    21

    This Prospectus sets forth information about John Hancock Tax-Exempt Series Fund (the "Fund") and its non-diversified series, the Massachusetts Portfolio and the New York Portfolio (each "a Portfolio" and collectively "the Portfolios"), that an investor should know before investing. Please read and retain it for future reference.

    Additional information about the Fund and the Portfolios has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Statement of Additional Information, dated January 1, 1996, and incorporated by reference into this Prospectus, free of charge upon request by writing or telephoning: John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291, (1-800-554-6713 TDD).

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
    The purpose of the following information is to help you to understand the various fees and expenses that you will bear directly or indirectly when you purchase shares of the Portfolios. The operating expenses are based on actual expenses for each Portfolio's fiscal year ended August 31, 1995, adjusted to reflect current fees and expenses. Actual fees and expenses may be greater or less than those indicated.


                                                     MASSACHUSETTS   NEW YORK
                                                       PORTFOLIO     PORTFOLIO
                                                     --------------  ---------
SHAREHOLDER TRANSACTION EXPENSE
Maximum sales charge imposed on purchases (as a
  percentage of offering price) ...................      4.50%         4.50%
Maximum sales charge imposed on reinvested
  dividends .......................................       None         None
Maximum deferred sales load* ......................       None         None
Redemption fees+ ..................................       None         None
Exchange fee ......................................       None         None

ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management fee (net of reduction) .................      0.05%         0.05%
12b-1 fee** .......................................      0.30%         0.30%
Other expenses ....................................      0.35%         0.35%
Total Portfolio operating expenses*** (net of
  reduction) ......................................      0.70%         0.70%
----------
  *No sales charge is payable at the time of purchase on investments of $1 million or more, but for these investments a contingent deferred sales charge may be imposed, as described under the caption "Share Price" in the event of certain redemption transactions within one year of purchase.
 **The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of average net assets, and the remaining portion will be used to cover distribution expenses. See "The Portfolios" Expenses."
***Expenses reflect the reduction of the management fee by the Portfolio's investment adviser. Without such a reduction, the management fee and total fund operating expenses of the Massachusetts Portfolio and New York Portfolio, respectively, would have been estimated as 0.50% and 0.50%, and 1.15% and 1.15%.
  +Redemption by wire fee (currently $4.00) not included.


                EXAMPLE                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                -------                  ------   -------   -------   --------
You would pay the following expenses in
  each of the Portfolios for the
  indicated period of years on a
  hypothetical $1,000 investment,
  assuming 5% annual return: ..........    $52       $66       $82      $128
(This example should not be considered a representation of future expenses; actual expenses may be greater or less than those shown.)

    The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealer's Rules of Fair Practice.


    The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the section "The Portfolios" Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contract."

THE FUND'S FINANCIAL HIGHLIGHTS
    The following information has been audited by the Fund's independent accountants, Price Waterhouse LLP, whose unqualified report on the Fund's financial statements and financial highlights for the year ended August 31, 1995 is included in the Annual Report which is included in the Fund's Statement of Additional Information ("SAI"). Further information about the performance of each Portfolio is contained in the Fund's Annual Report to shareholders which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation, at the address or telephone number listed on the front page of this Prospectus.

MASSACHUSETTS PORTFOLIO
    Selected data for a Portfolio share outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

                                                                     YEAR ENDED AUGUST 31,
                            -------------------------------------------------------------------------------------------------------
                                1995          1994         1993          1992         1991        1990        1989       1988<F4>
                                ----          ----         ----          ----         ----        ----        ----       ------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning
  of Period ..............      $11.56        $12.43        $11.75       $11.15       $10.63      $10.94      $10.63     $10.00
                                ------        ------        ------       ------       ------      ------      ------     ------
Net Investment Income<F5>         0.65          0.63          0.67         0.71         0.73        0.69        0.70       0.65
Net Realized and
  Unrealized Gain (Loss)
   on Investments
   and Financial Futures
   Contracts .............        0.20         (0.75)         0.82         0.60         0.53       (0.31)       0.31       0.63
                                ------        ------        ------       ------       ------      ------      ------     ------
Total from Investment
  Operations .............        0.85         (0.12)         1.49         1.31         1.26        0.38        1.01       1.28
                                ------        ------        ------       ------       ------      ------      ------     ------
Less Distributions:
  Dividends from Net
    Investment Income ....       (0.65)        (0.63)        (0.67)       (0.71)       (0.73)      (0.69)      (0.70)     (0.65)
                                ------        ------        ------       ------       ------      ------      ------     ------
  Distributions from Net
    Realized Gain on
    Investments Sold .....      --             (0.12)        (0.14)       --           (0.01)      --          --         --
Total Distributions ......       (0.65)        (0.75)        (0.81)       (0.71)       (0.74)      (0.69)      (0.70)     (0.65)
                                ------        ------        ------       ------       ------      ------      ------     ------
Net Asset Value, End of
  Period .................      $11.76        $11.56        $12.43       $11.75       $11.15      $10.63      $10.94     $10.63
                                ======        ======        ======       ======       ======      ======      ======     ======
Total Investment Return at
  Net Asset Value ........        7.66%        (0.97%)       13.29%       12.11%       12.10%       3.49%      9.67%     l13.13%<F1>
                                ------        ------        ------       ------       ------      ------      ------     ------
Total Adjusted Investment
  Return at Net Asset
  Value<F1><F2>...........        7.21%        (1.50%)       12.38%       10.93%       10.66%       2.72%       9.16%     10.38%<F1>

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's omitted) ........     $54,416       $54,122       $50,019      $29,113      $15,015      $9,968      $9,138     $4,757
Ratio of Expenses to
  Average Net Assets<F5>..        0.70%         0.70%         0.67%        0.60%        0.60%       1.00%       1.00%      1.00%<F1>
Ratio of Adjusted Expenses
  to Average Net Assets<F1>       1.15%         1.23%         1.58%        1.78%        2.04%       1.77%       1.51%      3.75%<F1>
Ratio of Net Investment
  Income to Average Net
  Assets .................        5.67%         5.28%         5.61%        6.18%        6.64%       6.31%       6.35%      6.28%<F1>
Ratio of Adjusted Net
  Investment Income to
  Average Net Assets<F1>..        5.22%         4.75%         4.70%        5.00%        5.20%       5.54%       5.84%      3.53%<F1>
Portfolio Turnover Rate ..          24%           29%           79%          56%          29%          2%          2%        20%
Expense Reduction Per
  Share ..................      $ 0.05        $ 0.06        $ 0.11       $ 0.14       $ 0.16      $ 0.08      $ 0.11      $ 0.28

----------
<F1> Without expense reduction.
<F2> Unaudited.
<F3> On an annualized basis.
<F4> For the period from the date shares of beneficial interest were initially sold to the public which was September 3, 1987.
<F5> Reflects expense reductions in effect during the year.

NEW YORK PORTFOLIO
    Selected data for a Portfolio share outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

                                                                  YEAR ENDED AUGUST 31,
                            -------------------------------------------------------------------------------------------------------
                                1995          1994         1993         1992         1991         1990         1989      1988<F4>
                                ----          ----         ----         ----         ----         ----         ----      ------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning
  of Period ..............      $11.73        $12.63       $11.90       $11.29       $10.74       $11.01      $10.48     $10.00
                                ------        ------       ------       ------       ------       ------      ------     ------
Net Investment Income<F5>         0.65          0.64         0.68         0.72         0.72         0.67        0.68       0.61
Net Realized and
  Unrealized Gain (Loss)
  on Investments
  and Financial Futures
  Contracts ..............        0.15         (0.77)        0.87         0.63         0.55        (0.25)       0.55       0.48
                                ------        ------       ------       ------       ------       ------      ------     ------
Total from Investment
  Operations .............        0.80         (0.13)        1.55         1.35         1.27         0.42        1.23       1.09
                                ------        ------       ------       ------       ------       ------      ------     ------
Less Distributions:
  Dividends from Net
    Investment Income ....        0.65         (0.64)       (0.68)       (0.72)       (0.72)       (0.67)      (0.68)     (0.61)
                                ------        ------       ------       ------       ------       ------      ------     ------
  Distributions from Net
    Realized Gain on
    Investments Sold .....      --             (0.13)       (0.14)       (0.02)       --           (0.02)      (0.02)     --
Total Distributions ......       (0.65)        (0.77)       (0.82)       (0.74)       (0.72)       (0.69)      (0.70)     (0.61)
                                ------        ------       ------       ------       ------       ------      ------     ------
Net Asset Value, End of
  Period .................      $11.88        $11.73       $12.63       $11.90       $11.29       $10.74      $11.01     $10.48<F3>
                                ======        ======       ======       ======       ======       ======      ======     ======
Total Investment Return at
  Net Asset Value ........        7.19%        (1.05%)      13.70%       12.17%       12.24%        3.74%      11.87%     11.40%<F3>
                                ------        ------       ------       ------       ------       ------      ------     ------
Total Adjusted Investment
  Return at Net Asset
  Value<F1><F2>...........        6.74%        (1.58%)      12.83%       11.09%       11.02%        3.05%      11.22%      7.56%<F3>
                                ------        ------       ------       ------       ------       ------      ------     ------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, end of Period
  (000's omitted) ........     $55,753       $55,690      $52,444      $33,806      $20,878      $13,357      $8,795     $4,306
Ratio of Expenses to
  Average Net Assets<F5>..        0.70%         0.70%        0.67%        0.60%        0.60%        1.00%       1.00%      1.00%<F3>
Ratio of Adjusted Expenses
  to Average Net Assets<F1>       1.15%         1.23%        1.54%        1.68%        1.82%        1.69%       1.65%      4.84%<F3>
Ratio of Net Investment
  Income to Average Net
  Assets .................        5.67%         5.28%        5.63%        6.22%        6.57%        6.17%       6.30%      6.11%<F3>
Ratio of Adjusted Net
  Investment Income to
  Average Net Assets<F1>..        5.22%         4.75%        4.76%        5.14%        5.35%        5.48%       5.65%      2.27%<F3>
Portfolio Turnover Rate ..          70%           23%          56%          48%          12%          10%         10%        16%
Expense Reduction Per
  Share ..................      $ 0.05        $ 0.06       $ 0.11       $ 0.13       $ 0.13       $ 0.08      $ 0.13     $ 0.38

----------
<F1> Without expense reduction.
<F2> Unaudited.
<F3> On an annualized basis.
<F4> For the period from the date shares of beneficial interest were initially sold to the public which was September 11, 1987.
<F5> Reflects expense reductions in effect during the year.

THE PORTFOLIOS SEEK TO PROVIDE INCOME THAT IS EXCLUDABLE FROM FEDERAL AND STATE TAX.


INVESTMENT OBJECTIVE AND POLICIES
The investment objective of each Portfolio is to provide current income that is excludable from gross income for Federal income tax purposes and, for the Massachusetts and New York Portfolios, respectively, is exempt from the personal income tax of Massachusetts and New York, and from New York City personal income taxes. The Portfolios seek to provide the maximum level of tax exempt income that is consistent with preservation of capital. There is no assurance that the Portfolios will achieve their investment objective.


As a fundamental policy, at least 80% of each Portfolio's net assets (taken at market value) will consist of municipal bonds and notes and other debt instruments, whose interest is excludable from Federal gross income and exempt from the personal income tax of Massachusetts or New York State and New York City, as the case may be ("Tax-Exempt Bonds").

From time to time, however, limited availability of these obligations may result from market conditions. As a temporary defensive posture, a Portfolio may seek to invest its assets in debt securities whose interest is excludable for Federal income tax purposes during these periods, but not necessarily exempt from the personal income tax of the applicable State and New York City, and subject to the possible application of alternative minimum taxes.

When John Hancock Advisers, Inc. (the "Adviser") determines that unfavorable investment conditions warrant a temporary defensive posture, each Portfolio may invest up to 50% of its net assets in cash or in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in commercial paper and bank obligations (as limited below). Dividends derived from interest earned on these obligations generally are taxable to shareholders for Federal purposes. They may also be taxable for state and local purposes unless treated as derived from interest on direct obligations of the U.S. Government under the laws of certain states, including Massachusetts.

Municipal bonds generally are classified as either general obligation bonds or revenue bonds. General obligation bonds are backed by the credit of an issuer having taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation of the issuer's legislative body. Revenue bonds, by contrast, are payable only from the revenues derived from a particular project, facility or a specific revenue source. They are not generally payable from the unrestricted revenues of the issuer.

Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, and project notes.

Municipal commercial paper obligations are unsecured promissory notes issued by municipalities to meet short-term credit needs.

All of the investments of each Portfolio will be made in:


(1) Tax-Exempt Bonds which are rated A or better by Standard & Poor's Ratings Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch Investors Services, Inc. ("Fitch"). Alternatively, the bonds may be unrated but considered by the Adviser to be of comparable quality, and issued by issuers which have other securities rated not lower than A by Standard & Poor's, Moody's or Fitch.

(2) Tax-Exempt Bonds which are rated BBB or BB by Standard & Poor's, Baa or Ba by Moody's or BBB or BB by Fitch, or which are unrated but are considered by the Adviser to be of comparable quality. Not more than one-third of a Portfolio's total assets will be invested in Tax-Exempt Bonds rated lower than A or determined to be of comparable quality.

(3) Notes of issuers having an issue of outstanding Tax-Exempt Bonds rated not lower than A by Standard & Poor's, Moody's or by Fitch, or notes which are guaranteed by the U.S. Government or rated MIG-1 or MIG-2 by Moody's, or unrated notes which are determined to be of comparable quality by the Adviser.

(4) Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some obligations issued by an agency or instrumentality may be supported by the full faith and credit of the U.S. Treasury, while others may be supported only by the credit of the particular Federal agency or instrumentality.


(5) Commercial paper which is rated A-1 or A-2 by Standard & Poor's, P-1 or P- 2 by Moody's, or at least F-1 by Fitch, or which is not rated, but is considered by the Adviser to be of comparable quality; obligations of banks with $1 billion of assets and cash equivalents, including certificates of deposit, bankers acceptances and repurchase agreements. Ratings of A-2 or P-2 on commercial paper indicate a strong capacity for timely payment, although the relative degree of safety is not as high as for issues designated A-1 or P-1.


The Portfolio may invest in certain types of Tax-Exempt Bonds whose interest income may be treated as a tax preference item under the Federal alternative minimum tax. The Portfolios will not include tax-exempt bonds generating this income for purposes of measuring compliance with the 80% fundamental investment policy described above.


Debt obligations rated in the lower rating categories, or which are unrated, involve greater price volatility and risk of loss of principal and income. In addition, the issuer of lower rated debt obligations may have more difficulty making principal and interest payments in adverse financial conditions. The market price and liquidity of lower rated securities generally responds to short-term market developments to a greater extent than for higher rated securities, because these developments are perceived to have a more direct relationship to the issuer's ability to meet its ongoing debt obligations. Bonds rated BB or Ba are generally referred to as junk bonds. See "Appendix."


Each Portfolio has registered as a "non-diversified" investment company, permitting the Adviser to invest more than 5% of the assets of each Portfolio in the obligations of any one issuer. Since a relatively high percentage of a Portfolio's assets may be invested in the obligations of a limited number of issuers, the value of Portfolio shares may be more susceptible to any single economic, political or regulatory event than would the shares of a diversified investment company.

EACH PORTFOLIO MAY EMPLOY CERTAIN INVESTMENT STRATEGIES TO HELP ACHIEVE ITS INVESTMENT OBJECTIVE.

RESTRICTED SECURITIES. Each Portfolio may purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Trustees will monitor the Fund's investments in these securities, focusing on certain factors, including valuation, liquidity and availability of information. Purchases of other restricted securities are subject to an investment restriction limiting each Portfolio's investments in illiquid securities to not more than 10% of its net assets.

REPURCHASE AGREEMENTS, FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. Each Portfolio may enter into repurchase agreements and may purchase securities on a forward commitment or a when-issued basis. In a repurchase agreement, a Portfolio buys a security subject to the right and obligation to sell it back at a higher price. These transactions must be fully collateralized at all times, but involve some credit risk to the Portfolio if the other party defaults on its obligation and the Portfolio is delayed in or prevented from liquidating the collateral. Each Portfolio will segregate in a separate account cash or liquid, high grade debt securities equal in value to its forward commitments and when-issued securities. Purchasing Tax-Exempt Bonds for future delivery or on a when-issued basis may increase a Portfolio's overall investment exposure and involves a risk of loss if the value of the securities declines before the settlement date.

SHORT-TERM TRADING. Short-term trading might be utilized to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. A high turnover rate involves greater transaction expenses to a Portfolio, and could involve a higher proportion of short-term capital gains, distributions of which are taxable to shareholders as ordinary income. Portfolio turnover rates are shown in the section "The Fund's Financial Highlights."


VARIABLE AND FLOATING RATE OBLIGATIONS. A Portfolio may invest in variable rate and floating rate obligations, whose interest payments may fluctuate based on changes in market rates. The interest rates payable on variable rate obligations are adjusted at designated periodic intervals. The interest rates on floating rate obligations are adjusted whenever there is a change in the market interest rate on which the obligation's interest is based.


FINANCIAL FUTURES CONTRACTS. A Portfolio may buy and sell futures contracts and options on futures contracts to hedge against changes in securities prices and interest rates or for speculative purposes. A Portfolio's ability to hedge successfully through futures transactions will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, a Portfolio could be prevented from opening or realizing the benefits of closing out a futures or options position because of position limits or exchange-imposed limits on daily price fluctuations. The potential loss incurred by a Portfolio in writing options on futures is unlimited and may exceed the premium received.


All of the Portfolios' futures contracts and options will be traded on a U.S. commodity exchange or board of trade. A Portfolio will not engage in a futures or related option transaction, except for closing purchase and sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Portfolio's outstanding speculative positions in futures and related options, plus the amount of premiums paid for outstanding options on futures, exceeds 5% of the market value of the Portfolio's net assets.

THE PORTFOLIOS FOLLOW CERTAIN POLICIES WHICH MAY HELP REDUCE INVESTMENT RISK.


The Portfolios have adopted certain fundamental investment restrictions which are detailed in the Statement of Additional Information. The Portfolios' respective investment objectives and restrictions are fundamental and may not be changed without shareholder approval.


BROKERS ARE CHOSEN BASED ON BEST PRICE AND EXECUTION.


When choosing brokerage firms to carry out each Portfolio's transactions, the Adviser gives primary consideration to execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sale of the Portfolios shares. Pursuant to procedures established by the Trustees, the Adviser may place securities transactions with brokers affiliated with the Adviser. These brokers include Tucker Anthony Incorporated, John Hancock Distributors, Inc., and Sutro & Company, Inc. They are indirectly owned by or affiliated with John Hancock Mutual Life Insurance Company the ("Life Company"), which in turn indirectly owns the Adviser.


THE STATE PORTFOLIOS: CONSIDERATIONS AND RISKS


MASSACHUSETTS PORTFOLIO. The Massachusetts Portfolio's ability to achieve its investment objective depends on the ability of the issuers of Tax-Exempt Bonds issued by the Commonwealth of Massachusetts (the "Commonwealth") and its political subdivisions, agencies, municipalities, instrumentalities or public authorities to meet their continuing obligations to make timely payments of interest and principal.

The Commonwealth's economy has recently stabilized with unemployment falling to 5.3% in August 1995, 0.3% below the national average of 5.6%. This expansion reflects continuing gains in the service and construction sectors, aided in part by major highway and harbor cleanup projects in Boston. Since 1992, the Commonwealth has posted operating surpluses for three consecutive years and projects another surplus in fiscal 1995. These positive results reflect a combination of more conservative fiscal policy and budgetary practices, as well as increased tax revenues. Fiscal 1992 closed with an operating fund balance of $549 million, followed by balances of $563 million in 1993 and $589 million in 1994. Unaudited results from fiscal 1995 show the balance increasing to $721 million. On June 21, 1995, the Governor signed into law the fiscal 1996 budget. The budget calls for expenditures of $16.99 billion, a 4.5% increase over fiscal 1995 spending levels.

The rating agencies have assigned the following long-term credit ratings to the
Commonwealth: "A1" from Moody's; "A+" from Standard and Poor's, and "A+" from Fitch.

Commonwealth-funded local aid represents an important component of the operating budgets of cities and towns, and decreases in this funding could negatively impact their ratings. Changes in local aid funding could also negatively impact a locality's ability to pay assessments from certain Commonwealth agencies, including the Massachusetts Bay Transportation Authority and the Massachusetts Water Resources Authority. In the event that a locality incurs substantial financial difficulties, the Commonwealth may intervene and place the locality under State receivership.

The tax on personal property and real estate is virtually the only source of local tax revenues available to the Commonwealth's cities and towns to meet local costs. "Proposition 2 1/2", an initiative adopted by the voters in November 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts to raise revenue from property taxes to support their operations, including the payment of debt service. Proposition 2 1/2 required many cities and towns to reduce their property tax levies to a stated percentage of full and fair cash value of taxable property and real estate, and limited the amount that all cities and towns might increase their property tax from year to year.

Growth of tax revenues in the Commonwealth is limited by law. Effective July 1, 1990, the amount of direct bonds the Commonwealth could have outstanding in any fiscal year was limited, and the total appropriation for any fiscal year for general obligation debt service was limited to ten percent. Moreover, Massachusetts local government entities are subject to certain limitations on their taxing power. These limits could affect their ability, or the ability of the Commonwealth, to meet their respective financial obligations.

If either Massachusetts or any of its local government entities is unable to meet its financial obligations, the income derived by the Portfolio, the Portfolio's net asset value, the Portfolio's ability to preserve or realize capital appreciation or the Portfolio's liquidity could be impaired.

NEW YORK PORTFOLIO. The New York Portfolio's ability to achieve its investment objective is dependent upon the ability of the issuers of Tax-Exempt Bonds of New York State (the "State") and its political subdivisions and authorities ("New York tax-exempt bonds") to meet their continuing obligations for the payment of principal and interest. New York tax-exempt bonds can be affected by political and economic developments within the State, or by the financial condition of the State, its public authorities (the "Authorities") and political subdivisions, particularly the City of New York ("New York City"). A brief summary of these risks and special considerations follows.

The New York State economy has entered its third year of slow recovery from the national recession of 1990. Expansion in the service, trade and construction sectors has netted the State approximately 185,000 new jobs since the recession trough of 1992. Much of the service growth has been in the business, social services, and health sectors. The State's Budget Division, in light of the forecasts for national economic growth, anticipates continued, but slowing economic growth for New York State. Mirroring national trends, personal income growth is expected to increase 5% in 1995, down from 6% in 1994, and continue to increase at a slower rate. Employment growth in 1995 is expected to be slightly lower than the prior year, or .8%, with a net increase of roughly 60,000 jobs. Industries that have benefited from the lower dollar abroad will be offset by U.S. Government cutbacks and shrinking of the banking industry. Unemployment, which peaked to 9.3% in 1992, was reported at a more favorable 6.3% in May 1995.

New York cities and towns have experienced financial stress due to the slow rate of recovery from the recession of 1992 and from cutbacks to local assistance. The 1995-1996 State Financial Plan projects total receipts of the State's General Fund to be $33.1 billion, a decline of $48 million from the prior fiscal year. The absence of one-time transactions, the impact of tax reductions enacted in 1994 and 1995, the reduction of the business tax surcharge, and reductions in the General Fund's share of petroleum-based taxes account for the anticipated decline in receipts. State General Fund disbursements and transfers will be $334 million below the level of disbursements in 1994-1995. Grants to local governments are anticipated to decline $392 million and direct payments to local governments, including school aid and revenue sharing, are projected to increase $74 million from the prior fiscal year. Social welfare, including Medicaid, welfare and other social services, will be cut 6.5%, largely due to a reduction of nearly 9% in Medicaid spending.

In light of the State's slow recovery and persistent financial strains, Moody's, S&P, and Fitch have confirmed ratings of "A", "A-", and "A+", respectively, for New York State's general obligation bonds.

For more discussion of tax-exempt bonds held by the Portfolios, the risks to which they are subject and the special considerations associated with investing in Massachusetts and New York, see the Statement of Additional Information.

THE TRUSTEES ELECT OFFICERS AND RETAIN THE INVESTMENT ADVISER WHO IS RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS OF THE PORTFOLIOS, SUBJECT TO THE TRUSTEES' POLICIES AND SUPERVISION.

ORGANIZATION AND MANAGEMENT OF THE FUND
Each of the Portfolios is a non-diversified series of the Fund. The Fund is an open-end investment management company organized as a Massachusetts business trust in 1987. The Fund's Declaration of Trust permits the Trustees to create and classify shares of beneficial interest into separate series of the Fund with different investment objectives. The Fund has an unlimited number of authorized shares which are divided into two series of shares. The shares of each Portfolio are of one class and have equal rights as to voting, redemption, dividends and liquidation in their respective portfolio. The Portfolios are not required and do not intend to hold annual shareholder meetings, although special meetings may be held for such purposes as electing or removing Trustees, changing fundamental policies or approving a management contract.

JOHN HANCOCK ADVISERS, INC. ADVISES INVESTMENT COMPANIES HAVING A TOTAL VALUE OF MORE THAN $16 BILLION.

The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. The Adviser provides the Portfolios and other investment companies in the John Hancock group of funds with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock funds through selected broker-dealers ("Selling Brokers"). Certain of the Fund's officers are also officers of the Adviser and John Hancock Funds. Pursuant to an order granted by the Securities and Exchange Commission, the Fund has adopted a deferred compensation plan for its independent Trustees which allows Trustees' fees to be invested by the Fund in other John Hancock funds.


Frank A. Lucibella is the portfolio manager of the New York Portfolio and John Hancock Managed-Tax Exempt Fund. He joined the Adviser in 1988 after six years of investment experience with Eaton Vance and The Travelers Corporation.

Dianne Sales-Singer is the portfolio manager of the Massachusetts Portfolio. Ms. Sales-Singer has been with the Adviser since 1989. Prior to joining the Adviser, she was employed at Bear Stearns & Co., Inc.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

THE PORTFOLIOS' EXPENSES
For managing its investment and business affairs, each Portfolio pays a fee to the Adviser which is based on a stated percentage of the Portfolio's average daily net asset value.

THE PORTFOLIOS PAY DISTRIBUTION AND SERVICE FEES FOR MARKETING AND SALES-RELATED SHAREHOLDER SERVICING.

The Fund has adopted a distribution plan under Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% of each Portfolio's average daily net assets, provided that the amount of the service fee will not exceed 0.25% of average daily net assets. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses. These include, but are not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares, and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. Any unreimbursed expenses will not be carried beyond one year from the date incurred.


From time to time, the Adviser may reduce its fee or make other arrangements to limit a Portfolio's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that the Portfolio's annual expenses fall below the limit. See "The Fund's Financial Highlights" for a statement of each Portfolio's expenses.

DIVIDENDS AND TAXES


DIVIDENDS. Dividends from each Portfolio's net investment income are declared daily and paid monthly. Capital gains, if any, are generally declared and distributed annually. Dividends are reinvested in additional shares unless you elect the option to receive them in cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option.


TAXATION. The Portfolios intend to comply with certain Federal tax requirements so that interest earned by the Portfolios from Tax-Exempt Bonds will be Federally tax-free when paid to you as "exempt-interest dividends". Dividends derived from interest on certain Tax-Exempt Bonds that are "private activity bonds" may, however, increase the alternative minimum tax liability of certain shareholders.

Shareholders receiving social security benefits and certain railroad retirement benefits may be subject to Federal income tax on a portion of these benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other dividends paid by the Portfolios. Shares of the Portfolios may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development or private activity bonds, or persons related to "substantial users." Consult your tax adviser if you think this may apply to you.

Dividends from a Portfolio's net taxable income, if any, including any accrued market discount included in a Portfolio's income and dividends from any net short-term capital gains, are taxable to you as ordinary income. Dividends from a Portfolio's net long-term capital gains are taxable as long-term capital gain. These dividends are taxable, whether received in cash or reinvested in additional shares. Certain dividends may be paid by a Portfolio in January of a given year, but they may be taxable as if you received them the previous December. The Portfolios will send you a statement by January 31 showing the tax status of the dividends you received for the prior year.

The Portfolios have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio will not be subject to Federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders within the time period prescribed by the Code. When you redeem (sell) or exchange shares, you may realize a taxable gain or loss.


On the account application, you are asked to certify that the social security or other taxpayer identification number you provided is your correct number and that you are not subject to backup withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, the Portfolio may be required to withhold 31% of your taxable dividends and the proceeds of redemptions and exchanges.


MASSACHUSETTS TAXES
To the extent that exempt-interest dividends paid to shareholders by the Massachusetts Portfolio are derived from interest on tax-exempt bonds of the Commonwealth of Massachusetts and its political subdivisions or Puerto Rico, the U.S. Virgin Islands or Guam and are properly designated as such, these distributions will also be exempt from Massachusetts personal income tax. For Massachusetts personal income tax purposes, dividends from the Portfolio's taxable net investment income, tax-exempt income from obligations not described in the preceding sentence, and any short-term capital gains will generally be taxable as ordinary income, whether received in cash or additional shares. However, any dividends that are properly designated as attributable to interest the Portfolio receives on direct U.S. Government obligations will not be subject to Massachusetts personal income tax. Dividends properly designated as from net long-term capital gains ("capital gain dividends") are generally taxable as long-term capital gains, regardless of how long shareholders have held their Portfolio shares. However, a portion of capital gain dividends will be exempt from Massachusetts personal income tax if it is properly designated as attributable to gains realized on the sale of certain tax-exempt bonds issued pursuant to Massachusetts Statutes that specifically exempt such gains from Massachusetts taxation. Dividends from investment income (including exempt-interest dividends) and from capital gains will be subject to, and shares of the Portfolio will be included in the net worth of intangible property corporations for purposes of, the Massachusetts corporation excise tax if received by a corporation subject to this tax.


NEW YORK TAXES
Exempt-interest dividends derived from interest on tax-exempt bonds of New York State and its political subdivisions and authorities and certain other governmental entities (for example, U.S. possessions), paid by the Portfolio to New York resident individuals, estates and trusts otherwise subject to these taxes, will not be subject to New York State and New York City personal income taxes and certain municipal tax surcharges.

Dividends, whether received in cash or additional shares, derived from the New York Portfolio's other investment income (including interest on Tax-Exempt Bonds other than those described in the preceding paragraph), and from the Portfolio's net realized short-term capital gains, are taxable for New York State and New York City personal income tax purposes as ordinary income. Tax surcharges will also apply. Dividends derived from net realized long-term capital gains of the Portfolio are taxable as long-term capital gains for New York State and New York City personal income tax purposes regardless of the length of time shareholders have held their shares.

Dividends derived from investment income and capital gains, including exempt-interest dividends, will be subject to the New York State franchise tax and the New York City General Corporation Tax if received by a corporation subject to those taxes. Certain distributions may, however, be eligible for a 50% dividend subtraction. Shares of the Portfolio will be included in a corporate shareholder's investment capital in determining its liability, if any, for these taxes.

The foregoing description of Federal, State and New York City tax consequences is based on the law currently in effect for the 1995 taxable year and is subject to change by legislative, administrative or judicial action, which may have prospective and/or retroactive effect.

For further information on the tax consequences of ownership of Portfolio shares, see the Statement of Additional Information.

PERFORMANCE

A PORTFOLIO MAY ADVERTISE ITS YIELD, TAX-EQUIVALENT YIELD AND TOTAL RETURN.

Yield reflects a Portfolio's rate of income on portfolio investments as a percentage of the Portfolio's share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the maximum offering price per share on the last day of that period. Yields are calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a Portfolio's yield may not equal the income paid on your shares or the income reported in the Portfolio's financial statements.

Tax-equivalent yield is computed by dividing that portion of the yield of a Portfolio which is tax-exempt by one minus a stated income tax rate and then adding the product to any portion of the Portfolio's yield that is not tax-exempt.

Total return shows the overall dollar or percentage change in value of a hypothetical investment in a Portfolio, assuming the reinvestment of all dividends. Cumulative total return shows the Portfolio's performance over a period of time. Average annual total return shows the cumulative return divided over the number of years included in the period. Because average annual total return tends to smooth out variations in the Portfolio's performance, you should recognize that it is not the same as actual year-to-year results.

Both total return and yield figures include the effect of paying the maximum sales charge of 4.5%. Investments at a lower sales charge would achieve higher returns than those advertised. The value of Portfolio shares, when redeemed, may be more or less than their original cost. Both yield and total return are historical calculations, and are not an indication of future performance.


HOW TO BUY SHARES
-------------------------------------------------------------------------------

OPENING AN ACCOUNT.

The minimum initial investment is $1,000 ($250 for group investments).
Complete the Account application attached to this Prospectus.
-------------------------------------------------------------------------------

BY CHECK     1. Make your check payable to John Hancock Investor Services
                Corporation.
             2. Deliver the completed application and check to your registered representative, Selling Broker or mail it directly to Investor Services.
-------------------------------------------------------------------------------

BY WIRE             1. Obtain an account number by contacting your registered
                       representative or Selling Broker or by calling 1-800-225-5291.
                    2. Instruct your bank to wire funds to:
                         First Signature Bank & Trust
                         John Hancock Deposit Account No. 900000260
                         ABA Routing No. 211475000
                         For credit to: John Hancock Tax-Exempt Series
                                        (Specify name of Portfolio)
                         Your Account Number
                         Name(s) under which account is registered
                    3. Deliver the completed application to your registered
                       representative, Selling Broker or mail it directly to Investor Services.
-------------------------------------------------------------------------------

BUYING ADDITIONAL SHARES.

MONTHLY AUTOMATIC   1. Complete the "Automatic Investing" and "Bank Information"
ACCUMULATION           sections Account Privileges Application, designating a
PROGRAM (MAAP)         bank account from which your funds may be drawn.
                    2. The amount you elect to invest will be automatically
                       withdrawn from your bank or credit union account.
-------------------------------------------------------------------------------


BY TELEPHONE        1. Complete the "Invest-By-Phone" and "Bank Information"
                       sections on the Account Privileges Application, designating a bank account from which your funds may be drawn. Note that in order to invest by phone, your account must be in a bank or credit union that is a member of the Automated Clearing House System (ACH).
                    2. After your authorization form has been processed, you may purchase additional shares by calling Investor Services
                       toll-free at 1-800-225-5291.
                    3. Give the Investor Services representative the name in
                       which your account is registered, the Fund and Portfolio name and account number and the amount you wish to invest.
                    4. Your investment normally will be credited to your account the business day following your phone request.

-------------------------------------------------------------------------------


BY CHECK            1. Either complete the detachable stub included in your
                       account statement or include a note with your investment listing the name of the Fund and Portfolio, your account number and the name(s) in which the account is registered.
                    2. Make your check payable to John Hancock Investor Services
                       Corporation.
                    3. Mail the account information and check to:
                             John Hancock Investor Services Corporation
                             P.O. Box 9115
                             Boston, MA 02205-9115
                       or deliver it to your registered representative or Selling Broker.

-------------------------------------------------------------------------------

BY WIRE             Instruct your bank to wire funds to:
                             First Signature Bank & Trust
                             John Hancock Deposit Account No. 900000260
                             ABA Routing No. 211475000
                             For credit to: John Hancock Tax-Exempt Series Fund
                                            (Specify name of Portfolio)
                             Your Account Number
                             Name(s) under which account is registered
-------------------------------------------------------------------------------


Other Requirements: All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after John Hancock Funds receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 p.m. New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made in writing to Investor Services.
-------------------------------------------------------------------------------

YOU WILL RECEIVE ACCOUNT STATEMENTS, WHICH YOU SHOULD KEEP TO HELP WITH YOUR PERSONAL RECORDKEEPING.


You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

THE OFFERING PRICE OF YOUR SHARES IS THEIR NET ASSET VALUE PLUS A SALES CHARGE.


SHARE PRICE
The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the Portfolio's net assets by the number of outstanding shares. Securities in each Portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith according to procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which the Board of Trustees has determined approximates market value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day that the Exchange is open.


The offering price you pay for shares of a Portfolio equals the NAV plus a sales charge, as follows:

                                                                             COMBINED
                                                      SALES CHARGE          REALLOWANCE           REALLOWANCE TO
                               SALES CHARGE          AS A PERCENTAGE      AND SERVICE FEE        SELLING BROKER AS
    AMOUNT INVESTED           AS A PERCENTAGE            OF THE           AS A PERCENTAGE         A PERCENTAGE OF
(INCLUDING SALES CHARGE)    OF THE OFFERING PRICE    AMOUNT INVESTED   OF THE OFFERING PRICE<F4>  OFFERING PRICE<F1>
------------------------    ---------------------    ---------------   ---------------------     -----------------
Less than $100,000                 4.50%                  4.71%                 4.00%                   3.76%
$100,000 to $249,999               3.75%                  3.90%                 3.25%                   3.01%
$250,000 to $499,999               3.00%                  3.09%                 2.50%                   2.26%
$500,000 to $999,999               2.00%                  2.04%                 1.75%                   1.51%
$1,000,000 and over                0.00%<F2>              0.00%<F2>                  <F3>               0.00%<F2>


<F1> Upon notice to Selling Brokers with whom it has sales agreements, John Ha ncock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed may be deemed to be an underwriter under the Securities Act of 1933.
<F2> No sales charge is payable at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge may be imposed in the event of certain redemption transactions made within one year of purchase.
<F3> John Hancock Funds may pay a commission and first year's service fee (as described in <F4> below) to Selling
     Brokers who initiate and are responsible for purchases of $1 million or more in the aggregate, as follows: 1% on sales to $4,999,999, 0.50% on the next $5 million and 0.25% on $10 million and over.
<F4> At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance in an amount up to 0.25% of the net assets invested in the Fund. Thereafter, it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.


Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional shares of the Fund.

John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate up to 0.05% of the daily net assets of accounts attributable to these brokers.

Under certain circumstances described below, investors in fund shares (identical with "Class A" shares of other John Hancock funds) may be entitled to pay reduced sales charges. See "Qualifying for a Reduced Sales Charge."

CONTINGENT DEFERRED SALES CHARGE -- INVESTMENTS OF $1 MILLION OR MORE

Purchases of $1 million or more of Fund shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 12 months after the end of the calendar month in which the purchase was made (the contingent deferred sales charge period), a contingent deferred sales charge
(CDSC) will be imposed. The rate of the CDSC will depend on the amount invested as follows:

         AMOUNT INVESTED                                            CDSC RATE
        ----------------                                            ---------
$1 Million to $4,999,999                                              1.00%
Next $5 Million to $9,999,999                                         0.50%
Amounts of $10 Million and over                                       0.25%


Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994 and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Portfolio account, may purchase shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a contingent deferred sales charge will be imposed at the above rate.


The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional shares.


In determining whether a CDSC is applicable to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of any shares in the shareholder's account not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charges" below.


YOU MAY QUALIFY FOR A REDUCED SALES CHARGE ON YOUR INVESTMENT.

QUALIFYING FOR A REDUCED SALES CHARGE. If you invest more than $100,000 in shares of the Fund or a combination of John Hancock funds (except money market funds), you may qualify for a reduced sales charge on your investments through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE to take advantage of the value of your previous investments in shares of the John Hancock funds in meeting the breakpoints for a reduced sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE, the applicable sales charge will be based on the total of:


1.  Your current purchase of shares of the Portfolio;


2. The net asset value (at the close of business on the previous day) of (a) all shares of the Portfolio you hold, and (b) all Class A shares of any other John Hancock funds you hold; and

3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."


EXAMPLE:
If you hold Class A shares of a John Hancock mutual fund with a net asset value of $80,000 and, subsequently, invest $20,000 in shares of the Fund, the sales charge on this subsequent investment would be 3.75% and not 4.50%. This is the rate that would otherwise be applicable to investments of less than $50,000. See "Initial Sales Charge Alternative."


SHARES MAY BE AVAILABLE WITHOUT A SALES CHARGE TO CERTAIN INDIVIDUALS AND ORGANIZATIONS.

If you are in one of the following categories, you may purchase shares of the Fund without paying a sales charge:

* A Trustee or officer of the Fund; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.


* Any state, county, city or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment law from paying a sales charge or commission when it purchases shares of any registered investment management company.*


* A bank, trust company, credit union, savings institution or other depository institution, its trust department or its common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

* A broker, dealer, financial planner, consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.


* A former participant in an employee benefit plan with John Hancock Funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

----------
*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Shares of the Fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

UNDER CERTAIN CIRCUMSTANCES, THE CDSC ON SHARE REDEMPTIONS WILL BE WAIVED.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES. The CDSC will be waived on redemptions of shares that are subject to a CDSC, unless indicated otherwise, in these circumstances defined below:

* Redemptions of shares made under a Systematic Withdrawal Plan (see "How to Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you established your Systematic Withdrawal Plan and 10% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of shares that are subject to a CDSC.

* Redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on your life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.

* Redemptions made to effect mandatory distributions under the Code after age 70 1/2 from a tax-deferred retirement plan.

* Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans including those qualified under
  Section 401(a) of the Code, custodian accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.

* Redemptions due to death or disability.

* Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.

* Redemptions made pursuant to the Fund's right to liquidate your account if you own fewer than 50 shares.

* Redemptions made in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions from certain IRA and retirement plans which purchased shares prior to October 1, 1992.

If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

HOW TO REDEEM SHARES

TO ASSURE ACCEPTANCE OF YOUR REDEMPTION REQUEST, PLEASE FOLLOW THESE PROCEDURES.


You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services, less any applicable CDSC. A Portfolio may withhold payment until reasonably satisfied that investments recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

Once your shares are redeemed, the applicable Portfolio generally sends you payment on the next business day. When you redeem your shares, you may realize a gain or loss, depending usually on the difference between what you paid for them and what you receive for them, subject to tax rules. Under unusual circumstances, the Portfolio may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.


-------------------------------------------------------------------------------


BY TELEPHONE All Fund shareholders are eligible automatically for the telephone redemption privilege. Call 1-800-225-5291, from 8:00 A.M. to 4:00 P.M. (New York Time), Monday through Friday, excluding days on which the New York Stock Exchange is closed. Investor Services employs the following procedures to confirm that instructions received by telephone are genuine. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.


             You may redeem up to $100,000 by telephone, but the address on the account must not have changed for the last 30 days. A check will be mailed to the exact name(s) and address shown on the account.


             If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent telephone instructions. In all other cases, neither the Fund nor Investor Services will be liable for any loss or expense for acting upon telephone instructions made according to the telephone transaction procedures mentioned above.


             Telephone redemption is not available for shares of the Fund that are in certificate form.

             During periods of extreme economic conditions or market changes, telephone requests may be difficult to implement due to a large volume of calls. During these times, you should consider placing redemption requests in writing or using EASI-Line. EASI- Line's telephone number is 1-800-338-8080.
-------------------------------------------------------------------------------

BY WIRE If you have a telephone redemption form on file with the Fund, redemption proceeds of $1,000 or more can be wired on the next business day to your designated bank account and a fee (currently $4.00) will be deducted. You may also use electronic funds transfer to your assigned bank account and the funds are usually collectible after two business days. Your bank may or may not charge for this service. Redemptions of less than $1,000 will be sent by check or electronic funds transfer.

             This feature may be elected by completing the "Telephone Redemption" section on the Account Privileges Application that is included with this Prospectus.
-------------------------------------------------------------------------------

IN WRITING   Send a stock power or "letter of instruction" specifying the name of the Fund and Portfolio, the dollar amount or the number of shares to be redeemed, your name, your account number, and the additional requirements listed below that apply to your particular account.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

TYPE OF REGISTRATION               REQUIREMENTS
Individual, Joint Tenants, Sole    A letter of instruction signed (with titles
  Proprietorship, Custodial        where applicable) by all persons authorized
  (Uniform Gifts or Transfer to    to sign for the account, exactly as it is
  Minors Act), General Partners.   registered with the signature(s) guaranteed.

 Corporation, Association          A letter of instruction and a corporate
                                   resolution, signed by person(s) authorized to act on the account with the signature(s) guaranteed.

Trusts A letter of instruction signed by the Trustee(s) with the signature guaranteed. (If the Trustee's name is not registered on your account, also provide a copy of the trust document, certified within the last 60 days.)

If you do not fall into any of these registration categories please call 1-800-225-5291 for further instructions.
-------------------------------------------------------------------------------


WHO MAY GUARANTEE YOUR SIGNATURE.


A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that any such institution meets credit standards established by Investor Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.
-------------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT REDEMPTIONS.


THROUGH YOUR BROKER   Your broker may be able to initiate the redemption.
                      Contact your broker for instructions.
-------------------------------------------------------------------------------

If you have certificates for your shares, you must submit them with your stock power or a letter of instruction. You may not redeem certificated shares by telephone.

Due to the proportionately high cost of maintaining small accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds fewer than 50 shares (except accounts under retirement plans) and to mail the proceeds to the shareholder or the transfer agent may impose an annual fee of $10.00. No CDSC will be imposed on involuntary redemptions of shares.


Shareholders will be notified before these redemptions are to be made or this fee is imposed and will have 30 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by further purchases and any dividend reinvestments, exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this redemption policy.
------------------------------------------------------------------------------

ADDITIONAL SERVICES AND PROGRAMS

EXCHANGE PRIVILEGE

YOU MAY EXCHANGE SHARES OF THE PORTFOLIOS ONLY FOR CLASS A SHARES OF ANOTHER JOHN HANCOCK FUND.

If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your shares. You can exchange shares of the Fund only for shares of the same class of another John Hancock fund. For this purpose, shares of John Hancock funds with only one class of shares will be treated as Class A whether or not they have been so designated.


Exchanges between funds that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of a Portfolio that are subject to a CDSC (see discussion under the caption "Share Price") may be exchanged into another John Hancock fund at net asset value without incurring the CDSC; however, the shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.


The Portfolios reserve the right to require you to keep previously exchanged shares (and reinvested dividends) in a Portfolio for 90 days before you are permitted a new exchange. The Portfolios may also terminate or alter the terms of the exchange privilege, upon 60 days' notice to shareholders.


An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss.


When you make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

BY TELEPHONE
1. When you complete the application for your initial purchase of shares of a Portfolio, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize telephone exchange.

2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.


3. Your name, the account number, the taxpayer identification number applicable to the account and other relevant information may be requested.
   In addition, telephone instructions are recorded.

IN WRITING
1. In a letter, request an exchange and list the following:
   -- name of the Portfolio whose shares you currently own
   -- your account number
   -- the name(s) in which the account is registered
   -- the name of the Portfolio or fund in which you wish your exchange to be invested
   -- the number of shares, all shares or the dollar amount you wish to exchange
   Sign your request exactly as the account is registered.


2. Mail the request and information to:
     John Hancock Investor Services Corporation
     P.O. Box 9116
     Boston, Massachusetts 02205-9116

REINVESTMENT PRIVILEGE

IF YOU REDEEM SHARES OF A PORTFOLIO, YOU MAY BE ABLE TO REINVEST ALL OR PART OF THE PROCEEDS IN THESE PORTFOLIOS OR ANOTHER JOHN HANCOCK FUND WITHOUT PAYING AN ADDITIONAL SALES CHARGE.

1. You will not be subject to a sales charge on investing the proceeds of a redemption of shares of the Portfolios in any John Hancock funds that are otherwise subject to a sales charge, as long as you reinvest within 120 days from the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment for purposes of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed shares.

2. Any portion of the redemption may be reinvested in shares of a Portfolio or in any of the other John Hancock mutual funds, subject to the minimum investment limit in any fund.

3. To reinvest, you must notify Investor Services in writing. Include the Portfolio's name and account number from which your shares were originally redeemed.

SYSTEMATIC WITHDRAWAL PLAN

YOU CAN PAY ROUTINE BILLS FROM YOUR ACCOUNT OR MAKE PERIODIC DISBURSEMENTS FROM YOUR RETIREMENT ACCOUNT TO COMPLY WITH IRS REGULATIONS.

1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application which is attached to this Prospectus. You can also obtain the application from your registered representative or by calling 1-800-225-5291.

2. To be eligible, you must have at least $5,000 in your account.

3. Payments from your account can be made monthly, quarterly, semi-annually, on a selected month basis or annually to yourself or any other designated payee.

4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.

5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional shares, because you may be subject to initial sales charges on your purchases. In addition, your redemptions are taxable events.

6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason.

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)

YOU CAN MAKE AUTOMATIC INVESTMENTS AND SIMPLIFY YOUR INVESTING.


1. You can authorize an investment to be withdrawn automatically each month on your bank for investment in Portfolio shares, under the "Automatic Investing" and "Bank Information" Sections of the Account Privileges Application.


2. You can also authorize automatic investment through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

3. You can terminate your Monthly Automatic Accumulation Program at any time.

4. There is no additional charge to you for this program, and there is no cost to the Portfolios.

5. If you have payments withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.

GROUP INVESTMENT PROGRAM

ORGANIZED GROUPS OF AT LEAST FOUR PERSONS MAY ESTABLISH ACCOUNTS.

1. An individual account will be established for each participant, but the sales charge will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.

2. The initial aggregate investment of all participants in the group must be at least $250.

3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.

APPENDIX
As described in the Prospectus, the Portfolios may invest in tax-exempt bonds in the lower rating categories (that is, rated Baa or Ba by Moody's or BBB or BB by Standard & Poor's, or BBB or BB by Fitch).


Moody's describes its lower rating categories for tax-exempt bonds as follows:


Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


Standard & Poor's describes its lower rating categories for tax-exempt bonds as follows:

Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated "BB" is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Fitch describes its lower rating categories for tax-exempt bonds as follows:

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.


Moody's describes its two highest ratings for commercial paper as follows:


Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Ratings for state and municipal notes and other short-term obligations will be designated Moody's Investment Grade ("MIG").

MIG-1 Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 Notes bearing this designation are of high quality with margins of protection ample although not so large as in the preceding group.

Standard & Poor's describes its two highest ratings for commercial paper as follows:

A-1. This designation indicates that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Fitch describes its two highest ratings for commercial paper as follows:

F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".


JOHN HANCOCK TAX-EXEMPT SERIES FUND
For the year ended August 31, 1995, the average weighted quality distribution of the securities of each Portfolio was as follows:

MASSACHUSETTS PORTFOLIO
-----------------------

                                                              RATING                         RATING
                                  AVERAGE       % OF         ASSIGNED         % OF          ASSIGNED          % OF
SECURITY RATINGS                   VALUE     PORTFOLIO      BY ADVISER      PORTFOLIO      BY SERVICE       PORTFOLIO
----------------                  -------    ---------      ----------      ---------      ----------       ---------

AAA                             $14,428,458      27.9%          0              0.0%        $14,428,458        27.9%
AA                                7,336,369      14.2           0              0.0           7,336,369        14.2
A                                20,502,195      39.6           0              0.0          20,502,195        39.6
BBB                               9,184,891      17.6           0              0.0           9,184,891        17.6
BB                                        0       0.0           0              0.0                   0         0.0
Debt-Unrated                        273,020       0.5           0              0.0             273,020         0.5
                                -----------     -----           -              ---         -----------        ----
Debt Securities                  51,724,933      99.8           0              0.0         $51,724,933        99.8%
                                                                -              ---         -----------        ----
Equity Securities                         0       0.0
Short-Term Securities                81,462       0.2
                                -----------     -----
Total Portfolio                 $51,806,395     100.0%
                                -----------     ======
Other Assets -- Net               1,416,324
                                -----------
Net Assets                      $53,222,719
                                ===========

NEW YORK PORTFOLIO
------------------
                                                              RATING                         RATING
                                  AVERAGE       % OF         ASSIGNED         % OF          ASSIGNED          % OF
SECURITY RATINGS                   VALUE     PORTFOLIO      BY ADVISER      PORTFOLIO      BY SERVICE       PORTFOLIO
----------------                  -------    ---------      ----------      ---------      ----------       ---------
AAA                             $11,260,728     21.3%         0               0.0%        $11,260,728        21.3%
AA                               12,376,835     23.4          0               0.0          12,376,835        23.4
A                                13,363,199     25.3          0               0.0          13,363,199        25.3
BBB                              13,145,937     24.7          0               0.0          13,145,937        24.8
BB                                2,551,645      4.8          0               0.0           2,551,645         4.8
                                -----------    -----          -               ---         -----------        ----
Debt Securities                  52,698,345     99.6          0               0.0         $52,698,345        99.6%
                                                              -               ---         -----------        ----
Equity Securities                         0      0.0
Short-Term Securities               222,615      0.4
                                -----------    ------
Total Portfolio                  52,920,960    100.0%
                                -----------    ======
Other Assets -- Net               1,506,242
                                -----------
Net Assets                      $54,427,203
                                ===========

The ratings are described in the Statement of Additional Information.

JOHN HANCOCK TAX-EXEMPT SERIES FUND                JOHN HANCOCK

  INVESTMENT ADVISER                               TAX-EXEMPT
  John Hancock Advisers, Inc.                      SERIES FUND --
  101 Huntington Avenue                            MASSACHUSETTS PORTFOLIO
  Boston, Massachusetts 02199-7603                 NEW YORK PORTFOLIO

  PRINCIPAL DISTRIBUTOR
  John Hancock Funds, Inc.
  101 Huntington Avenue
  Boston, Massachusetts 02199-7603
                                               PROSPECTUS
  CUSTODIAN                                    JANUARY 1, 1996
  Investors Bank & Trust Company
  24 Federal Street
  Boston, Massachusetts 02110

  TRANSFER AGENT                               A MUTUAL FUND SEEKING TO
  John Hancock Investor Services Corporation   PROVIDE CURRENT INCOME
  P.O. Box 9116                                EXCLUDABLE FROM GROSS INCOME
  Boston, Massachusetts 02205-9116             FOR FEDERAL INCOME TAX
                                               PURPOSES AND EXEMPT FROM
  INDEPENDENT AUDITORS                         THE PERSONAL INCOME TAX OF
  Price Waterhouse LLP                         MASSACHUSETTS OR NEW YORK
  160 Federal Street                           STATE AND NEW YORK CITY,
  Boston, Massachusetts 02110                  CONSISTENT WITH PRESERVATION
                                               OF CAPITAL.

  Hale and Dorr
  60 State Street
  Boston, Massachusetts 02109
HOW TO OBTAIN INFORMATION
ABOUT A PORTFOLIO

For: Service Information
     Telephone Exchange   call 1-800-225-5291
     call 1-800-225-5291
     Investment-by-Phone
     Telephone Redemption
     TDD                  call 1-800-544-6713

                                               101 HUNTINGTON AVENUE
                                               BOSTON, MASSACHUSETTS 02199-7603
                                               TELEPHONE 1-800-225-5291

                                       [LOGO]   Printed on Recycled Paper

JHD -- 0000P 1/96

                                  JOHN HANCOCK

                             TAX-EXEMPT SERIES FUND

                             MASSACHUSETTS PORTFOLIO
                               NEW YORK PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION

                                 JANUARY 1, 1996

         This Statement of Additional Information provides information about John Hancock Tax-Exempt Series Fund (the "Fund") and its two portfolios, the Massachusetts Portfolio and the New York Portfolio (each a "Portfolio" and together, the "Portfolios"), in addition to the information that is contained in the Fund's Prospectus dated January 1, 1996.


         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                STATEMENT OF    CROSS-REFERENCED
                                                ADDITIONAL      TO CAPTIONS
                                                INFORMATION     IN PROSPECTUS
                                                PAGE            PAGE

   Organization of the Fund                        2               10
   Investment Objective and Policies               2                5
   Certain Investment Practices                    5                5
   Special Risks                                   9                8
   Investment Restrictions                        17                5
   Ratings                                        19               25
   Those Responsible For Management               23               10
   Investment Advisory And Other Services         28               10
   Distribution Contract                          31               19
   Methods Of Obtaining Reduced Sales Charge      32               20
   Special Redemptions                            33               --
   Additional Services And Programs               33               21
   Tax Status                                     35               11
   State Income Tax Information                   38               12
   Net Asset Value                                39               16
   Description Of The Fund's Shares               39               16
   Calculation Of Performance                     41               13
   Brokerage Allocation                           42               --
   Transfer Agent Services                        44            Back Cover
   Custody Of Portfolios                          44            Back Cover
   Independent Accountants                        44            Back Cover
   Financial Statements                           --               --


ORGANIZATION OF THE FUND


John Hancock Tax-Exempt Series Fund is an open-end management investment company presently consisting of two non-diversified separate portfolios.


Massachusetts Portfolio (the "Massachusetts Portfolio"). The Massachusetts Portfolio is intended to provide investors with current income excludable from gross income for Federal income tax purposes and exempt from the personal income tax of Massachusetts, consistent with preservation of capital.

New York Portfolio (the "New York Portfolio"). The New York Portfolio is intended to provide investors with current income excludable from gross income for Federal income tax purposes and exempt from the personal income tax of New York State and New York City, consistent with preservation of capital.


The Fund was organized in March 1987 by John Hancock Advisers, Inc. (the "Adviser") as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to January 2, 1991, when the Fund changed its name, it was known as John Hancock Tax-Exempt Series Trust. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.


INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to provide income from gross income for Federal income tax purposes and exempt from the personal income taxes of Massachusetts, or New York State and New York City, consistent with preservation of capital. For a discussion of each Portfolio's investment objective and policies, investors should refer to the caption "Investment Objective and Policies" in the Prospectus. As defined in this Statement of Additional Information, "Tax-Exempt Bonds" and tax-exempt securities refer to debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is excludable from gross income for Federal income tax purposes, without regard to whether the interest income thereon is exempt from the personal income tax of any state.

Tax-Exempt Bonds. Tax-Exempt Bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-Exempt Bonds may be issued include the refunding of outstanding obligations or obtaining funds for general operating expenses. In addition, certain types of "private activity bonds" may be issued by public authorities to finance privately operated housing facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal, student loans, or the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. Such private activity bonds are included within the term Tax-Exempt Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes.

Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may also constitute Tax-Exempt Bonds, but current Federal tax law places substantial limitations on the size of such issues.

Notes. Tax-Exempt Notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-Exempt Notes include:

1. Project Notes. Project notes are backed by an agreement between a local issuing agency and the Federal Department of Housing and Urban Development ("HUD") and carry a United States Government guarantee. These notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and urban renewal programs). Although they are the primary obligations of the local public housing agencies or local urban renewal agencies, the HUD agreement provides for the additional security of the full faith and credit of the United States Government. Payment by the United States pursuant to its full faith and credit obligation does not impair the tax-exempt character of the income from Project Notes.

2. Tax-Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are specifically payable from these particular future tax revenues.

3. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of specific types of revenue, other than taxes, such as federal revenues available under Federal Revenue Sharing Programs.

4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds for the repayment of the Notes.

5. Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by the commitments of banks to purchase the loan.

Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


Yields. The yields on Tax-Exempt Bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-Exempt Bond market, the size of a particular offering, the maturity of the obligation and the rating (if any) of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc. ("Fitch") and Standard & Poor's Rating Group ("Standard & Poor's") represent their opinions as to the quality of various Tax-Exempt Bonds which they undertake to rate. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Tax-Exempt Bonds with the same maturity and interest rate with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of Tax-Exempt Bonds or changes in the investment objectives of investors.


"Moral Obligation" Bonds. No Portfolio currently intends to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the Portfolio.


Lower Rated High Yield "High Risk" Debt Obligations. As discussed in the Fund's Prospectus, each Portfolio may invest in high yielding, fixed income securities rated below Baa by Moody's or BBB by Standard & Poor's or Fitch. Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

The values of lower-rated securities generally fluctuate more than those of high-rated securities. In addition, the lower rating reflects a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. Although the Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Adviser will be successful in limiting a Portfolio's exposure to the risks associated with lower securities. Because each Portfolio invests in securities in the lower rated categories, the achievement of each Portfolio's goals is more dependent on the Adviser's ability than would be the case if each Portfolio's were investing in securities in the higher rated categories.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the portfolio manager of each Portfolio intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. Each Portfolio may invest in debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.


Additional Risks. Securities in which a Portfolio may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or, as the case may be, the Massachusetts, or New York legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay when due principal of and interest on their Tax-Exempt Bonds may be materially affected.

From time to time, proposals have been introduced before Congress which would adversely affect the Federal income tax consequences of holding Tax-Exempt Bonds. Federal tax legislation enacted primarily during the 1980's limits the types and amounts of Tax-Exempt Bonds issuable for certain purposes, especially for industrial development bonds and other types of so-called "private activity" bonds. Such limits may affect the future supply and yields of these types of Tax-Exempt Bonds. Further proposals limiting the issuance of Tax-Exempt Bonds may well be introduced in the future. If it appeared that the availability of Tax-Exempt Bonds for investment by a Portfolio and the value of the Portfolio's investments could be materially affected by such changes in law, the Trustees would reevaluate such Portfolio's investment objective and policies and consider changes in the structure of the Portfolio or its dissolution.

Portfolio Turnover. It is impossible to predict portfolio turnover rates accurately. The portfolio turnover rate for a Portfolio is calculated by dividing the lower of that Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were 1 year or less) by the monthly average value of the securities in the Portfolio during the year.

Ratings. Ratings for Bonds issued by various jurisdictions are noted herein. Such ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnished the same. There is no assurance that a rating will continue for any given period of time or that a rating will not be revised or withdrawn entirely by any or all of such rating agencies, if, in its or their judgment, circumstances so warrant. Any downward revision or withdrawal of a rating could have an adverse effect on the market prices of any of the bonds described herein.

CERTAIN INVESTMENT PRACTICES

"When-Issued" Securities. As discussed in the Prospectus, "when-issued" refers to securities whose terms are available and for which a market exists, but which have not yet been issued. If a Portfolio enters into a "when-issued" transaction, the Portfolio will segregate in a separate account, cash or liquid high-grade debt securities equal in value to its commitment to acquire "when-issued" securities. These assets will be valued at market value daily, and additional cash or liquid assets will be segregated in the separate account to the extent the total value of the assets in the account declines below the amount of such commitment.


Repurchase Agreements. As discussed in the Prospectus, a Portfolio may enter into repurchase agreements with respect to its portfolio securities. Each Portfolio has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to such Portfolio's custodian either physically or in book-entry form and that the collateral must be marked-to-market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Portfolio could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period in which the Portfolio seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and the expense of enforcing its rights. The Adviser will monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements. The Portfolios will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. It is a fundamental policy of each Portfolio not to invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days.

Financial Futures Contracts. A Portfolio may hedge its portfolio by selling financial futures contracts to offset the effect of expected increases in interest rates and by purchasing such futures contracts to offset the effect of expected declines in interest rates. Although other techniques could be used to reduce a Portfolio's exposure to interest rate fluctuations, a Portfolio may be able to hedge its exposure more effectively and economically by using financial futures contracts. A portfolio may enter into futures contracts and related options for hedging and speculative purposes to the extent permitted by the regulations of the Commodity Futures Trading Commission ("CFTC").


Financial futures contracts have been designed by boards of trade which have been designated "contract markets" by the CFTC. Futures contracts are traded on these markets in a manner that is similar to the way a stock is traded on a stock exchange. The boards of trade, through their clearing corporations, guarantee that the contracts will be performed. Currently, financial futures contracts are based on interest rate-sensitive instruments such as long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, the municipal bond buyer index, and Eurodollar certificates of deposit. It is expected that if other financial futures contracts are developed and traded, a Portfolio may engage in transactions in such contracts.

Although financial futures contracts by their terms call for actual delivery or acceptance of interest rate instruments, in most cases these contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts (same exchange, underlying security and delivery month). If the offsetting purchase price is less than a Portfolio's original sale price, such Portfolio realizes a gain, or if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than a Portfolio's original purchase price, such Portfolio realizes a gain, or if it is less, the Portfolio realizes a loss. A Portfolio will pay a commission in connection with each purchase or sale of financial futures contracts, including a closing out transaction. For a discussion of the Federal income tax considerations of trading in financial futures contracts, see the information under the caption "Tax Status" below.


At the time a Portfolio enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin." The margin required for a financial futures contract is set by the board of trade or exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the financial futures contract which is returned to a Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolios expect to earn interest income on their initial margin deposits. Each day, the futures contract is valued at the official settlement price of the board of trade or exchange on which it is traded. Subsequent payments, known as "variation margin," to and from the broker, are made on a daily basis as the market price of the financial futures contract fluctuates. This process is known as "marking to the market." Variation margin does not represent borrowing or lending by a Portfolio, but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the financial futures contract expired at that time. In computing net asset value, a Portfolio will mark to the market its open financial futures positions.

Successful hedging depends on a strong correlation between the market for the portfolio securities being hedged and the futures contract market for those securities. There are several factors that may prevent this correlation from being perfect, and thus, even a correct forecast of general interest rate trends may not result in a successful hedging transaction. There are significant differences between the securities and futures markets which could create an imperfect correlation between the markets and which could impair the effectiveness of a given hedge. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for financial futures and debt securities, including technical influences in futures trading and differences between the financial instruments underlying the standard financial futures contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. The degree of imperfection may be increased where the underlying debt securities are lower-rated and, thus subject to greater fluctuation in prices than higher-rated securities. In addition, the degree of imperfection may also be increased by the fact that the Portfolios will enter into financial futures contracts on taxable securities, and there is no guarantee that the prices of taxable securities will move in a similar manner to the prices of a Portfolio's tax-exempt securities.

A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Although the Adviser believes that the use of financial futures contracts will benefit the Portfolios, an incorrect prediction could result in a loss on both the hedged securities in a Portfolio's investments and hedging vehicle so that a Portfolio's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The low margin deposits required for futures transactions permit an extremely high degree of leverage. A relatively small movement in a futures contract may result in losses or gains in excess of the amount invested.


Futures exchanges may limit the amount of fluctuation permitted in price of certain futures contract during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Finally, although a Portfolio engages in financial futures transactions only on boards of trade or exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid market will exist for a particular futures contract at any given time. The liquidity of the market depends on participants closing out contracts rather than making or taking delivery. In the event participants decide to make or take delivery, liquidity in the market could be reduced. In addition, a Portfolio could be prevented from executing a buy or sell order at a specified price or closing out a position due to limits on open positions or daily price fluctuation limits imposed by the exchanges or boards of trade. If a Portfolio cannot close out a position, it will be required to continue to meet margin requirements until the position is closed.

Options on Financial Futures Contracts. As discussed in the Portfolios' Prospectus, a Portfolio may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Portfolio would be required to deposit with its custodian initial and variation margin with respect to put and call options on futures contracts written by it.

Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Portfolio may expire worthless, in which case a Portfolio would lose the premium paid therefor.


Other Considerations. The Portfolios will engage in futures transactions for bona fide hedging or speculative purposes to the extent permitted by CFTC regulations. A Portfolio will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. Except as stated below, the Portfolios' futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that a Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities or the currency in which they are denominated it intends to purchase. As evidence of this hedging intent, each Portfolio expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Portfolio will have purchased or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or, option position is closed out. However, in particular cases, when it is economically advantageous for a Portfolio to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.


As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Portfolios to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish speculative positions in futures contracts and options on futures will not exceed 5% of the net asset value of a Portfolio's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each Portfolio will engage in transactions in futures contracts and options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

When a Portfolio purchases a futures contract, writes a put option thereon or purchases a call option thereon, an amount of cash or high grade, liquid debt securities will be deposited in a segregated account with the Portfolio's custodian which is equal to the underlying value of the futures contract reduced by the amount of initial and variation margin held in the account of its broker.

The investment practices described above under the caption "Certain Investment Practices" are not fundamental and may be changed by the Trustees without shareholder approval.

SPECIAL RISKS

The following information as to certain special risks associated with investing in Massachusetts and New York constitutes only a brief summary and does not purport to be a complete description of the considerations associated with such investments. The information is based in part on information from official statements related to securities offerings of Massachusetts and New York issuers and is believed to be accurate.

MASSACHUSETTS TAX-EXEMPT BONDS


The Commonwealth of Massachusetts has improved over the last four years. This improvement reflects the combination of implementing more conservative fiscal policy and budgetary practices, as well as increasing tax revenues through a combination of tax increases and the slowly rebounding state economy. Since Fiscal 1992, the state revenues have increased from $9.48 billion to an estimated $11.16 billion in Fiscal 1995, an annual gain of 5.6%. For Fiscal 1996, tax revenues are projected to increase by 4.4% to $11.65 billion. This consistent growth in tax revenues coupled with restrained expenditure levels produced an operating surplus for the Fiscal 1992 through Fiscal 1994 period. The ending fund balances for Fiscal 1996 are projected to be $169.9 million, or 23.5% lower than the Fiscal 1995 year-end balances.

In connection with his proposal to reorganize state government, Governor Weld announced on November 1, 1995 that he would propose to reduce the personal income tax rate on earned income from 5.95% to 5.45%. Legislation to effectuate such tax reduction is expected to be filed by the Governor in January, 1996 in conjunction with the filing of his budget recommendations for Fiscal 1997. The cost to the Commonwealth of the proposed tax reduction has been estimated to be approximately $500 million per year.

FISCAL 1992. Fiscal 1992 ended with an excess of operating revenues over expenditures of $312 million and a positive fund balance of $549 million, which included $230 million in the Stabilization Fund. Overall, budgeted revenues increased only 0.7% to $13.7 billion and budgeted expenditures declined by 1.7% to $13.4 billion.

FISCAL 1993. The Commonwealth ended Fiscal 1993 with an operating surplus of $13 million and aggregate ending operating fund balance of approximately $562 million, including a Stabilization Fund balance of $309 million. Budget revenues increased by 4.7% to over $14.7 billion in Fiscal 1992. Budgeted expenditures in Fiscal 1993 totalled approximately $14.7 billion, approximately 9.6% higher than the Fiscal 1992 expenditures.

FISCAL 1994. The Commonwealth ended Fiscal 1994 with an operating surplus of $27 million and aggregate ending operating fund balance of approximately $589 million, including a Stabilization Fund balance of $383 million. For the year, budgeted revenues totaled $15.5 billion, representing an increase of 5.7% over Fiscal 1993. The Commonwealth budgeted expenditures in Fiscal 1994 totalled $15.523 billion, 5.6% higher than the Fiscal 1993 budgeted expenditures.

FISCAL 1995. The Commonwealth is in the process of closing its Fiscal 1995 financial records. Current financial information is unaudited and is based upon a preliminary financial report of the Commonwealth's Controller for Fiscal 1995 issued on September 15, 1995.

Fiscal 1995 budgeted revenues totaled approximately $16.4 billion or 5.4% above Fiscal 1994 levels and exceeded budgeted expenditures by $90 million. Budgeted expenditures in Fiscal 1995 were approximately $16.259 billion, or 4.7% above the Fiscal 1994 budgeted expenditures. During Fiscal 1995, a modification was enacted creating a formula for assigning certain year-end surpluses to the Stabilization Fund. The new allocations called for sharing funds between the Stabilization Fund and the newly created Cost Stabilization Fund. Amounts in the Cost Relief Fund can be appropriated for the following purposes: 1) to subsidize costs of the Massachusetts Water Pollution Abatement Trust projects; 2) finance homeowner loans to facilitate compliance with sanitary waste regulations; 3) mitigate sewer rate increases; and 4) unanticipated obligations or extraordinary expenditures of the Commonwealth. Based upon this formula, it is anticipated that the expected $90 million surplus would be allocated as follows: $55 million would be carried forward as an initial balance for Fiscal 1996; $27.9 million deposited in the Stabilization Fund; and $7 million to the Cost Relief Fund.

FISCAL 1996. On June 21, 1995, the Governor signed into law the Fiscal 1996 Budget totalling $16.8 billion in appropriations. A final supplemental budget passed for Fiscal 1995 added $71 million in continuing appropriations to the Fiscal Budget. Overall, the Commonwealth expects the Fiscal 1996 budget to total approximately $16.9 billion, a 4.5% increase over Fiscal 1995 spending. Comprehensive educational reform funding with a $233 million addition represented the largest individual expenditure increase. Budgeted revenues are estimated to equal approximately $16.8 billion in Fiscal 1996.

In August 1995, the Commonwealth received a waiver of federal regulations subject to certain conditions for the proposed changes to the administration of its AFDC program. This action followed the passing of legislation approved by the Governor in February 1995 and was accepted by the Governor in September 1995. The changes proposed for the AFDC program were implemented in November 1995. For Fiscal 1996, these changes are budgeted to decline by 4.1% from Fiscal 1995 expenditures.

The Fiscal 1996 budget centers on numerous projections for spending requirements of specific programs and expected generation of revenue from individual taxes or fees; however, achievement of these estimates cannot be assured. During the first quarter of Fiscal 1996, tax revenue collections have totaled $2.8 billion, approximately 6.5% higher than the same period in Fiscal 1995.

The reserves of the Massachusetts Unemployment Compensation Trust Fund had been exhausted by September 1991 due to persistently high levels of unemployment. To compensate for this shortfall, benefit payments in excess of contributions were financed through repayable advances from the federal unemployment loan account. Legislation enacted in September 1992 significantly increased employer contributions in order to reduce advances from the federal loan account with 1993 contributions exceeding outlays by $200 million. Since September 1994 when all federal advances and related interest were repaid, the Fund has remained solvent. As of September 30, 1995, the Trust Fund had a private contribution balance of $481.07 million. It is expected, as of August, 1995, that the contributions provided by current law should result in a private contributory balance of $375 million in the Trust Fund by December, 1995. The Commonwealth estimates that the reserves of the Trust Fund should total $1.25 billion by 1999.

CREDIT FACTORS

The fiscal viability of the authorities and municipalities in Massachusetts is inextricably linked to the financial health of the Commonwealth as well as to the guarantee of the debt of several authorities, most notably, the Massachusetts Bay Transportation Authority and the University of Massachusetts Building Authority. These agency ratings are based on this guarantee and can be expected to follow any changes in the Commonwealth's rating. In addition, Massachusetts statutes which limit the taxing authority of the Commonwealth or certain governmental entities may impair the ability of issuers to maintain debt service on their obligations.

The tax on personal property and real estate is virtually the only source of local tax revenues available to the Commonwealth's cities and towns to meet local costs. "Proposition 2 1/2", an initiative adopted by the voters in November 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts to raise revenue from property taxes to support their operations, including the payment of debt service. Proposition 2 1/2 required many cities and towns to reduce their property tax levies to a stated percentage of full and fair cash value of taxable property and real estate, and limited the amount that all cities and towns might increase their property tax from year to year.

RATINGS

The rating agencies have assigned the following long term credit ratings to the
Commonwealth: "A1" from Moody's; "A+" from Standard and Poor's, and "A+" from Fitch.


NEW YORK TAX-EXEMPT BONDS


The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from the State, certain of its authorities and the City, as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default in the absence of a specific guarantee of pledge provided by the State. It should also be noted that the fiscal stability of New York State is related to the fiscal stability of New York City and of the State's Authorities. New York State's experience has been that if New York City or any other major political subdivision or any of the State's Authorities suffers serious financial difficulty, the ability of New York State, New York State's political subdivisions (including New York City) and the State's Authorities to obtain financing in the public credit markets is adversely affected. This results in part from the expectation that to the extent that any Authority or local government experiences financial difficulty, it will seek and receive New York State financial assistance. Moreover, New York City accounts for approximately 40 percent of New York State's population and tax receipts, so New York City's financial integrity in particular affects New York State directly. Accordingly, if there should be a default by New York City or any other major political subdivision or any of the State's Authorities, the market value and marketability of all New York Tax-Exempt Bonds issued by New York State, its political subdivisions and Authorities ("New York Tax-Exempt Bonds") could be adversely affected. This would have an adverse effect on the asset value and liquidity of the New York Portfolio, even though securities of the defaulting entity may not be held by the Portfolio.


REGIONAL ECONOMY


The New York State economy has entered its third year of slow recovery from the national recession of 1990. Expansion in the service, trade, and construction sectors has netted the State approximately 185,000 new jobs since the recession trough of 1992. Much of the service growth has been in business, social services, and in the health sectors. The State's Budget Division, in light of the forecasts for national economic growth, anticipates continued but slowing economic growth for New York State. Mirroring national trends, personal income growth is expected to increase 5% in 1995, down from 6% in 1994, and continue to increase at a slower rate. Employment growth in 1995 is expected to be slightly lower than the prior year, or .8%, with a net increase of roughly 60,000 jobs. Industries that have benefited from the lower dollar abroad will be offset by Government cutbacks and shrinking of the banking industry. Unemployment, which peaked to 9.3% in 1992 was reported at a more favorable 6.3% in May 1995.

1995-1996 FISCAL YEAR. On June 7, 1995, the State Legislature passed the 1995-1996 budget and the 1995-1996 Financial Plan was formulated on June 20, 1995. The Financial Plan reflects a deposit of $15 million in the Tax Stabilization Reserve Fund and a year end fund balance of $172 million. The Financial Plan projects total receipts of the General Fund to be $33.1 billion, a decline of $48 million from the prior fiscal year. The absence of one-time transactions, the impact of tax reductions enacted in 1994 and 1995, the reduction of the business tax surcharge, and reductions in the General Fund share of petroleum based taxes account for the anticipated decline in receipts. Tax cuts enacted this year are expected to reduce personal income tax receipts by $515 million. Business taxes are projected to fall to $4.7 billion, or $360 million less than Fiscal 1995 levels. User taxes deposited in the General Fund are expected to increase $73 million from the preceding fiscal year. These taxes include cigarette, alcoholic beverage, and auto rental taxes; and a portion of motor fuel excise levies and vehicle registration fees. Miscellaneous receipts and transfers from other funds are projected to increase $550 million, largely due to several one-time transactions.

General Fund disbursements and transfers to other governmental funds, combined, are projected at $33.1 billion, or $334 million below the level of disbursements in 1994-1995. Grants to local governments are anticipated to decline $392 million and direct payments to local governments, including school aid and revenue sharing, are projected to increase $74 million from the prior fiscal year. Social welfare, including Medicaid, welfare, and other social services will be cut 6.5%, largely due to a reduction of nearly 9% in Medicaid spending.

Other governmental funds, the Special Revenue Funds, Capital Projects Funds, and the Debt Service Funds, project disbursements of $26 billion, $4 billion, and $2.5 billion, respectively. Transfers from the General Fund to these funds are projected at $2.04 billion.

1994-1995 FISCAL YEAR. The State ended the 1994-95 Fiscal Year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund.

General Fund receipts fell short of projections by $1.163 billion. Personal income tax collections reflected weak estimated tax collections and lower withholding due to reduced wage and salary growth, weakness in the brokerage industry, and deferral of capital gains realizations in anticipation of Federal tax changes. Business taxes fell short by $373 million, reflecting lower bank payments as substantial overpayments of the 1993 liability depressed net collections. Offsetting these shortfalls were user taxes and fees, which exceeded projections by $210 million.

Disbursements of the General Fund were lower than original projections by $848 million. Educational costs fell short of projections by $188 million in part due to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds. The spending reductions also reflect measures taken by the Governor to avert a gap in the 1994-95 State Financial Plan in January 1995. These actions included a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.


1993-1994 FISCAL YEAR. The State of New York completed its 1993-1994 fiscal year (ending March 30, 1994) with an accumulated surplus of $370 million from combined Governmental Funds. This includes a General Fund accumulated deficit of $1.637 billion, a Capital Fund accumulated deficit of $622 million, and accumulated surpluses in the Special Revenue and Debt Service Funds. On an operating basis, the State reported an operating surplus of $1.051 billion from combined Governmental Funds.

General Fund operations completed Fiscal Year 1993-1994 with a surplus of $914 million reported on GAAP-basis. The surplus reflects several major factors including the use of $671 million of the 1992-1993 operating surplus to fund 1993-1994 expenditures, $575 million in net Local Government Assistance Corporation ("LGAL") bond proceeds, and the accumulation of a $265 million balance in the Contingency Reserve.

Receipts of the General Fund increased $800 million or 2.5% over the prior fiscal year. Primarily, the increase stemmed from gains of over $1 billion in personal income and business taxes. This 10% growth was driven by the changes in Federal business laws and the strong performance of the banking and securities firms in 1993. Expenditures increased $1.05 billion or 3.2% over the prior year. The growth in expenditures primarily consisted of $850 million in additional social service costs. The majority of these costs related to Medicaid and Income Maintenance programs. In addition, the settlement of outstanding labor contracts and unfavorable judicial decisions caused another $240 million in departmental operations expenditures. On a cash basis the state closed 1993-1994 with a surplus of $332 million based upon receipts of $32.2 billion and disbursements of $31.9 billion.

1992-1993 FISCAL YEAR. In 1992-1993, the State recorded a GAAP-based General Fund operating surplus of $2.065 billion and ended the years with an accumulated General Fund deficit of $2.5 billion. The year was highlighted by higher than expected revenue growth generated by the improving economy combined with the effects of a tax-induced one-time year end acceleration of income into 1992.

After reflecting a 1992-1993 year-end deposit to the tax refund reserve of $671 million, General Fund receipts exceeded 1992 projections by $45 million. If not for that year-end transaction, which had the effect of reducing 1992-1993 receipts by $671 million and making them available in Fiscal Year 1993-1994, General Fund receipts would have been $716 million higher than originally projected. The favorable revenue performance was primarily attributable to the withholding and estimated tax components of the income tax exceeding projections by $800 million. Disbursements ended 1992-1993 at $45 million above projections. After adjusting for the impact of a $150 million payment from the Medicaid Malpractice Insurance Association to health insurers pursuant to January 1993 legislation, all other expenditures fell $105 million below projections. The State closed Fiscal Year 1992-1993 with a cash-basis surplus of $67 million based on receipts of $31.4 billion and disbursements of $30.8 billion.

RATINGS

The State of New York had its A rating by Moody's and A- by Standard & Poor's reconfirmed during June 1994 and July 1994, respectively. In affirming the ratings of long term general obligations both agencies cited the positive trends establish over the last two fiscal years. Fitch also retained its A+ rating on New York State.

Current Budget The revised Fiscal Year 1994-1995 budget was developed from projections of moderate economic growth and slightly higher expectations regarding social service case loads and required State services and slightly lower estimates of tax receipts. The budget calls for a balanced General Fund on a cash basis. Total receipts are projected to increase to $34.1 billion and expenditures to $34.0 billion. The 1994-1995 revenue projections incorporate a $1.5 billion transfer from the tax refund reserve fund, a rate sustaining the 1993-94 income tax growth and moderate user tax expansion. Disbursement estimates call for a $1.9 billion increase in grants to local education governments consisting primarily of $554 million increase in local education support and a $143 million local tax relief package. In addition, increased disbursement for pension contributions of $110 million, salary increases of $193 million and a $153 million capital fund contribution represent significant new expenditures. At the close of 1994-1995, the balance of the Tax Stabilization Reserve Fund is projected to total $207 million.

New York State anticipates that its 1994-1995 borrowings for capital purposes will total approximately $3.1 billion in general obligation and contractual obligation debt. Of this issuance, general obligations will total only $375 million, the lowest level since 1988-1989. Major projects to be undertaken with these funds include highway and bridge improvements, mental hygiene facilities, university building improvements, housing programs and prisons.

Authorities The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and Authorities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to New York itself and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls, mass transportation and rentals for dormitory rooms and housing. In recent years, however, New York has provided financial assistance through appropriations, in some cases of a recurring nature, to certain Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This assistance is expected to continue to be required in future years. Failure of New York to appropriate necessary amounts or to take other action to permit the Authorities to meet their obligations could result in a default by one or more of the Authorities. If a default were to occur, it would likely have a significant adverse effect on the market price of obligations of the State and its Authorities.

As of March 31, 1994, there was outstanding a $26.4 billion aggregate principal amount of bonds and notes issued by Authorities which were either guaranteed by the State or supported by the State through lease-purchase and contractual-obligation arrangements or moral obligation provisions. Debt service on outstanding Authority obligations is normally paid out of revenues generated by the Authorities' projects or programs, but in recent years the State has provided special financial assistance, in some cases of a recurring nature, for operating capital and debt service expenses.

Agencies and Localities Beginning in 1975 (in part as a result of the then current New York City and UDC financial crises), various localities of New York State began experiencing difficulty in marketing their securities. As a result, certain localities, in addition to New York City, have experienced financial difficulties leading to requests for State assistance. If future financial difficulties cause agencies or localities to seek special State assistance, this could adversely affect New York State's ability to pay its obligations. Similarly, if financial difficulties of New York State result in New York City's inability to meet its regular aid commitments or to provide further emergency financing, issuers may default on their outstanding obligations, which would affect the marketability of debt obligations of New York, its agencies and municipalities such as the New York Municipal Obligations held by the Portfolio.

Reductions in Federal spending could materially and adversely affect the financial condition and budget projections of New York State's localities. Should localities be adversely affected by Federal cutbacks, they may seek additional assistance from the State which might, in turn, have an adverse impact on New York State's ability to maintain a balanced budget.

New York City and the Municipal Assistance Corporation In 1975, New York City encountered severe financial difficulties which impaired the borrowing ability of New York City, New York State, and the Authorities. New York City (the "City") lost access to public credit markets and was not able to sell debt to the public until 1979.

As a result of the City's financial difficulties, certain organizations were established to provide financial assistance and oversee and review the City's financing. These organizations continue to exercise various monitoring functions relating to the City's financial position.

New York City has maintained a balanced budget for each of its last nine fiscal years and has retired all of its federally guaranteed debt. As a result of the City's success in balancing its budget, certain restrictions imposed on the City by the new York Financial Control Board (the "Control Board"), which was created in response to the City's 1975 fiscal crises, have been suspended. Those restrictions, including the Control Board's power to approve or disapprove certain contracts, long-term and short-term borrowings and the four-year financial plan of the City, will remain suspended unless and until, among other things, there is a substantial threat of an actual failure by New York City to pay debt service on its notes and bonds or to keep its operating deficits below $100 million. Although the City has maintained a balanced budget in recent years, the ability to balance future budgets is contingent upon accrual versus expected levels of Federal and State Aid and the effects of the economy on City revenues and services.

The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $2.2 billion in notes to finance the City's current estimate of its seasonal financing needs during its 1995 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $11.3 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirements include expenditures for the City's water supply system, sewage and waste disposal systems, roads, bridges, mass transit, schools and housing.

Certain localities in addition to the City could have financial problems which, if significant, could lead to requests for additional State assistance during the State's 1994-95 fiscal years and thereafter. Fiscal difficulties experienced by the City of Yonkers, for example, could result in State actions to allocate State resources in amounts that cannot yet be determined. In the recent past, the State provided substantial financial assistance to its political subdivisions, totaling approximately 67% of General Fund disbursements in the State's fiscal year 1992-93 and estimated to account for 68% of General Fund disbursements in the State's 1993-94 fiscal year, primarily for aid to elementary, secondary and higher education (34% in fiscal year 1992-93 and 34% in fiscal year 1993-94 of local assistance) and medicaid and income maintenance (33% in fiscal year 1992-93 and 34% in fiscal year 1993-94). The legislature enacted substantial reductions for previously budgeted levels of State aid since December 1990. To the extent the State is constrained by its financial condition, State assistance to localities may be further reduced, compounding the serious fiscal constraints already experienced by many local governments. Localities also face anticipated and potential problems resulting from pending litigation (including challenges to local property tax assessments), judicial decisions and socio-economic trends.

The total indebtedness of all localities in the State, other than New York City, was approximately $15.7 billion as of the localities' fiscal year ending during 1992. A small portion (approximately $71.6 million) if this indebtedness represented borrowing to finance budgetary deficits issued pursuant to enabling State legislation (requiring budgetary review by the State Comptroller). Subsequently, certain counties and other local governments have encountered significant financial difficulties, including Nassau County and Suffolk County (which each received approval by the legislature to issue deficit notes). The State has imposed financial control on the City of New York from 1977 to 1986 and on the City of Yonkers in 1984, 1988 and 1989, under an appointed control board in response to fiscal crises encountered by these municipalities.

Litigation Certain litigation pending against New York State, its subdivisions and their officers and employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these lawsuits are those that involve: (i) the validity and fairness of certain eighteenth century agreements and treaties by which Oneida and Cayuga Indian tribes transferred title to the State of approximately five million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) the care and housing for individuals released from State mental health facilities; (iv) the treatment provided at several State mental hygiene facilities; (v) contamination of the Love Canal area of Niagara Falls; (vi) education accommodations for learning-disabled students at a State University;
(vii) alleged employment discrimination by the State and its agencies; (viii) the State's practice of reimbursing certain mental hygiene patient-care expenses with the client's Social Security benefits; (ix) methods by which the State computes its aid to localities for the administrative costs of food stamp programs; (xi) retirement benefits payable to certain State and municipal employees; (xii) State reimbursement of local governments for Medicaid expenditures made for certain mentally disturbed patients; (xiii) the State's possession of certain assets taken pursuant to the State's Abandoned Property Law; (xiv) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; and (xv) liability for maintenance of erosion barriers constructed along Long Island's shorelines.


INVESTMENT RESTRICTIONS


The Portfolios observe the following fundamental restrictions. The Portfolios may not:


(1) Issue senior securities, except as permitted by paragraph (2) below. For purposes of this restriction, financial futures contracts and repurchase agreements entered into in accordance with a Portfolio's investment policy are not deemed to be senior securities.

(2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 5% of the Portfolio' s total assets (including the amount borrowed) taken at market value. The Portfolio will not leverage to attempt to increase income. The Portfolio will not purchase securities while borrowings are outstanding.

(3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 10% of the Portfolio's total assets taken at market value. (The Portfolios have no present intention of engaging in transactions permitted under this paragraph (3).)

(4) Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter for purpose of the Securities Act of 1933. A Portfolio may also participate as part of a group in bidding for the purchase of Tax-Exempt Bonds directly from an issuer in order to take advantage of the lower purchase price available to members of such groups.

(5) Purchase or sell real estate or any interest therein, but this restriction shall not prevent a Portfolio from investing in Tax-Exempt Bonds secured by real estate or interests therein.

(6) Make loans, except for the purchase of a portion of an issue of Tax-Exempt Bonds or short-term taxable investment, whether or not the purchase is made upon the original issuance of such securities, and repurchase agreements entered into in accord with a Portfolio's investment policy.

(7) Except as permitted by paragraph (4) above, participate in a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(8) Buy or sell commodity contracts, except financial futures contracts as described in the Prospectus under the caption "Investment Objective and Policies."

(9) Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of purchase or sales of securities and may make margin payments in connection with transactions in financial futures) or make short sales of securities.

(10) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. (Tax-Exempt Bonds and securities issued or guaranteed by the United States Government and its agencies and instrumentalities are not subject to this limitation.)

(11) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

         (a) such purchase would cause more than 10 percent of the outstanding voting securities of such issuer to be held by the Fund; or

         (b) to the Portfolio's knowledge, one or more of the Trustees or officers of the Fund or directors or officers of the Adviser or any investment management subsidiary of the Adviser individually owns beneficially more than
0.5 percent and together own beneficially more than 5 percent of the securities of such issuer, nor will the Portfolio hold the securities of any such issuer. For the purposes of this paragraph (11), each government unit (state, county, city, for example) and each subdivision, agency or instrumentality thereof, and each multimember agency of which any of them is a member, shall be considered a separate issuer.

(12) Invest in securities of another registered investment company.

(13) Except for investments which, in the aggregate, taken at cost do not exceed 5 percent of the Portfolio's total assets taken at market value, purchase securities unless the issuer thereof has a record of at least 3 years' continuous operation prior to the purchase. (This limitation does not apply to securities that are issued or guaranteed by the United States government and its agencies or instrumentalities or are secured by the pledge of the faith, credit, and taxing power of any entity authorized to issue Tax-Exempt Bonds.)

(14) Purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays in or restrictions on resale, or which is not readily marketable, if more than 10% of the net assets of the Portfolio, taken at market value, would be invested in such securities.

The Portfolios observe the following non-fundamental restriction. The Portfolios may not:


(1) Notwithstanding any investment restriction to the contrary, each Portfolio may in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies. (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by each Portfolio and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.


In order to permit the sale of the Portfolios in certain states the Trustees may, in their sole discretion, adopt restrictions on investment policies more restrictive than those described above. Should the Trustees determine that a restrictive policy is no longer in the best interest of a Portfolio and its shareholders, the Portfolio may cease offering shares in the state involved and the Trustees may revoke the restrictive policy. Moreover, if the states involved no longer require any such restrictive policy, the Trustees may, at their discretion, revoke the policy.


The investment objective and the fundamental restrictions of a Portfolio may not be changed without approval of a majority of the outstanding voting securities of the respective Portfolio. As used in the Prospectus and this Statement of Additional Information, such approval means the approval of the lesser of (i) the holders of 67 percent or more of the shares represented at the meeting if the holders of more than 50 percent of the outstanding shares of the affected Portfolio are present in person or by proxy, or (ii) the holders of more than 50 percent of the outstanding shares.


RATINGS

Moody's describes its ratings for Tax-Exempt Bonds as follows:

Bonds. "Bonds which are rated 'AAA' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'AA' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of grater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities.

"Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Bonds which are rated 'BAA' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Bonds which are rated 'BA' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Bonds which are rated 'CAA' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Bonds which are rated 'CA' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"Bonds which are rated 'C' are the lowest rated classes of bonds, and issues so rated can be regarded as having extremely poor prospects of ever obtaining any real investment standing."

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Standard & Poor's describes its ratings for Tax-Exempt Bonds as follows:

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Debt rated "BB," "B," "CCC," or "CC" is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

UNRATED. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fitch describes its rating for Tax-Exempt Bonds as follows:

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and the 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB. Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB. Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

NOTES. Ratings for state and municipal notes and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance on bond risk are of lesser importance in the short run.
Symbols will be used as follows:

"MIG-1 Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

"MIG-2 Notes bearing this designation are of high quality with margins of protection ample although not so large as in the preceding group."

COMMERCIAL PAPER. As described in the Prospectus, the Fund may invest in commercial paper which is rated A-1 or A-2 by Standard & Poor's, P-1 or P-2 by Moody's or F-1+ or f1 by Fitch.

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- "Prime-1" indicates the highest quality repayment capacity of the rated issues.

"P-2 -- "Prime-2" indicates that the issuer has a strong capacity for repayment of short-term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subjective to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch's short-term ratings are as follows:

F-1+ Exceptionally strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+"

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees of the Fund who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers and directors of the Adviser or officers and directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

The following table sets forth the principal occupation or employment of the Trustees and principal officers of the Fund during the past five years.

                                        POSITIONS HELD               PRINCIPAL OCCUPATION(S)
 NAME AND ADDRESS                       WITH THE FUND                DURING THE PAST FIVE YEARS
-----------------                       --------------               --------------------------


 *Edward J. Boudreau, Jr.               Chairman (1,2)               Chairman and Chief Executive Officer, the
 101 Huntington Avenue                                               Adviser and The Berkeley Financial Group
 Boston, Massachusetts                                               ("The Berkeley Group"); Chairman, NM Capital
                                                                     Management, Inc. ("NM Capital"); John Hancock
                                                                     Advisers International Limited ("Advisers
                                                                     International"); John Hancock Funds, Inc.,
                                                                     ("John Hancock Funds"); John Hancock Investor
                                                                     Services Corporation ("Investor Services")
                                                                     and Sovereign Asset Management Corporation
                                                                     ("SAMCorp") (herein after the Adviser, The
                                                                     Berkeley Group, NM Capital, Advisers
                                                                     International, John Hancock Funds, Investor
                                                                     Services and SAMCorp are collectively
                                                                     referred to as the "Affiliated Companies");
                                                                     Chairman, First Signature Bank & Trust;
                                                                     Director, John Hancock Freedom Securities
                                                                     Corp., John Hancock Capital Corp., New
                                                                     England/Canada Business Council; Member,
                                                                     Investment Company Institute Board of
                                                                     Governors; Director, Asia Strategic Growth
                                                                     Fund, Inc.; Trustee, Museum of Science;
                                                                     President, the Adviser (until July 1992).
                                                                     Chairman, John Hancock Distributors, Inc.
                                                                     (until April, 1994).


--------------
*An "interested person" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act:).
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.

                                        POSITIONS HELD                PRINCIPAL OCCUPATION(S)
 NAME AND ADDRESS                       WITH THE FUND                 DURING THE PAST FIVE YEARS
-----------------                       --------------                --------------------------
 Dennis S. Aronowitz                    Trustee (4)                   Professor of Law, Boston University School
 Boston University                                                    of Law; Trustee, Brookline Savings Bank;
 Boston, Massachusetts                                                Director, Boston University Center for
                                                                      Banking Law Studies (until 1990).


 Richard P. Chapman, Jr.                Trustee (4)                   President, Brookline Savings Bank.
 160 Washington Street
 Brookline, Massachusetts


 William J. Cosgrove                    Trustee (4)                   Vice President, Senior Banker and Senior
 20 Buttonwood Place                                                  Credit Officer, Citibank, N.A. (retired
 Saddle River, New Jersey                                             September 1991); Executive Vice President,
                                                                      Citadel Group Representatives, Inc.;
                                                                      Director, the Hudson City Savings Bank.

 Gail D. Fosler                         Trustee (4)                   Vice President and Chief Economist, The
 4104 Woodbine Street                                                 Conference Board (non-profit economic and
 Chevy Chase, MD                                                      business research).


 Bayard Henry                           Trustee (4)                   Corporate Advisor; Director, Fiduciary Trust
 31 Milk Street                                                       Company (a trust company); Director,
 Boston, Massachusetts                                                Groundwater Technology, Inc. (remediation);
                                                                      Samuel Cabot, Inc.; Advisor, Kestrel Venture
                                                                      Management.


------------------
* An "interested person" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.

                                        POSITIONS HELD              PRINCIPAL OCCUPATION(S)
 NAME AND ADDRESS                       WITH THE FUND               DURING THE PAST FIVE YEARS
-----------------                       --------------              --------------------------

 *Richard S. Scipione                   Trustee (3)                 General Counsel, the Life Company; Director,
 John Hancock Place                                                 the Adviser, the Affiliated Companies, John
 P.O. Box 111                                                       Hancock Distributors, Inc., JH Networking
 Boston, Massachusetts                                              Insurance Agency, Inc., John Hancock

                                                                    Subsidiaries, Inc., SAMCorp, NM Capital and
                                                                    John Hancock Property and Casualty Insurance
                                                                    and its affiliates (until November, 1993);
                                                                    Trustee, The Berkeley Group.

 Edward J. Spellman, CPA                Trustee (4)                 Partner, KPMG Peat Marwick LLP (retired June
 259C Commercial Bld.                                               1990).
 Lauderdale, FL


 *Robert G. Freedman                    Vice Chairman and Chief     Vice Chairman and Chief Investment Officer,
 101 Huntington Avenue                  Investment Officer (2)      the Adviser; President, the Adviser (until
 Boston, Massachusetts                                              December 1994).

 *Anne C. Hodsdon                       President (2)               President and Chief Operating Officer, the
 101 Huntington Avenue                                              Adviser; Executive Vice President, the Adviser
 Boston, Massachusetts                                              (until December 1994); Senior Vice President;
                                                                    the Adviser (until December 1993); Vice
                                                                    President, the Adviser, until 1991.


 *Thomas H. Drohan                      Senior Vice President and   Senior Vice President and Secretary, the
 101 Huntington Avenue                  Secretary                   Adviser.
 Boston, Massachusetts


------------------
* An "interested person" of the Fund, as such term is defined in the Investment Company Act.
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.

                                        POSITIONS HELD                  PRINCIPAL OCCUPATION(S)
 NAME AND ADDRESS                       WITH THE FUND                   DURING THE PAST FIVE YEARS
-----------------                       --------------                  --------------------------

 *James B. Little                       Senior Vice President and       Senior Vice President the Adviser.
 101 Huntington Avenue                  Chief Financial Officer
 Boston, Massachusetts


 *John A. Morin                         Vice President                  Vice President, the Adviser.
 101 Huntington Avenue
 Boston, Massachusetts

 *Susan S. Newton                       Vice President, Assistant       Vice President and Assistant Secretary,
 101 Huntington Avenue                  Secretary and Compliance        the Adviser.
 Boston, Massachusetts                  Officer


 *James J. Stokowski                    Vice President and Treasurer    Vice President, the Adviser.
 101 Huntington Avenue
 Boston, Massachusetts

------------------
* An "interested person" of the Fund, as such term is defined in the Investment Company Act.
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.

As of the date of this Statement of Additional Information, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of each Portfolio and to the knowledge of the registrant, no persons owned of record or beneficially 5% or more of any of the Fund's outstanding securities .


All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.


The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services for the Fund's 1995 fiscal year. The two non-Independent Trustees, Messrs. Boudreau and Scipione, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                                                            TOTAL COMPENSATION
                                                             PENSION OR RETIREMENT    FROM THE FUND AND JOHN HANCOCK
                                           AGGREGATE          BENEFITS ACCRUED AS                  FUND
                                         COMPENSATION          PART OF THE FUND'S               COMPLEX TO
                                           FROM THE                 EXPENSES                     TRUSTEES
    INDEPENDENT TRUSTEES                     FUND                                         (TOTAL OF 17 FUND(S)
                                       MA          NY           MA          NY

    Dennis S. Aronowitz                $819        $832         $--         $--                   $ 61,050
    Richard P. Chapman, Jr.            843         858          578         588                     62,800
    William Cosgrove                   874         889          553         562                     61,050
    Gail D. Fosler                     832         845          --          --                      60,800
    Bayard Henry                       791         804          --          --                     58,850
    Edward J. Spellman                 857         871          --          --                     61,050
                                       ---         ---          --          --       -             ------
      Total                            $5,016     $5,099      $1,131      $1,150                  $365,600
                                       ------     ------      ------      ------                  --------

The total compensation paid by John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1995.


INVESTMENT ADVISORY AND OTHER SERVICES

Each of the Trustees and principal officers affiliated with the Fund and the Portfolios who is also an affiliated person of the Adviser is named above, together with the capacity in which such person is affiliated with the Fund and the Adviser.


As described in the Fund's Prospectus under the caption "Organization and Management of the Fund," the Fund, on behalf of the Portfolios, has entered into an investment management contract with the Adviser, under which the Adviser provides each Portfolio with a continuous investment program, consistent with the Portfolio's stated investment objective and policies. Investors should refer to the Prospectus for a description of certain information concerning the investment management contract of the Fund. The Adviser is responsible for the management of each Portfolio's assets.


Securities held by a Portfolio may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Securities may be held by, or be appropriate investments for, a Portfolio as well as such other clients or funds. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for a Portfolio or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


No person other than the Adviser and its directors and employees regularly furnishes advice to the Fund with respect to the desirability of the Fund's investing in, purchasing or selling securities. The Adviser may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the Life Company and its affiliates.


Under the terms of the investment management contract with the Fund, the Adviser provides the Fund with office space, supplies and other facilities required for the business of the Fund. The Adviser pays the compensation of all officers and employees of the Fund, and pays the expenses of clerical services relating to the administration of the Fund.

All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund (including fees of Trustees of the Fund who are not "interested persons," as such term is defined in the Investment Company Act but excluding certain distribution-related activities required to be paid for by the Adviser or John Hancock Funds), and the continuous public offering of the shares of the Fund are borne by the Fund on behalf of each of the Portfolios.


As provided by the investment management contract, the Fund pays the Adviser monthly an investment management fee, which is accrued daily, based on a stated percentage of the average daily net assets of each Portfolio as follows:


             Net Asset Value                                Annual Rate
             ---------------                                -----------
             First $250,000,000                             0.500%
             Next $250,000,000                              0.450%
             Next $500,000,000                              0.425%
             Next $250,000,000                              0.400%
             Amount over $1,250,000,000                     0.300%


From time to time, the Adviser may reduce its fee or make other arrangements to limit a Portfolio's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, a Portfolio's annual expenses fall below this limit.


On August 31, 1995, the net assets of the Massachusetts and New York Portfolios were $54,415,695 and $55,752,967, respectively. For the years ended August 31, 1993 and 1994, as a result of the expense limitations described in the Prospectus, the Adviser did not receive a fee from any Portfolio. For the year ended August 31, 1995, the management fee paid by the Massachusetts and New York Portfolios to the Adviser amounted to $62,994 and $57,450, respectively.


If the total of all ordinary business expenses of any Portfolio for any fiscal year exceeds the limitations prescribed in any state in which shares of the Portfolio are registered for sale, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make any additional arrangements necessary to eliminate any remaining excess expenses.


If the total of all ordinary business expenses of the Fund for any fiscal year exceeds limitations prescribed in any state in which shares of the Fund are qualified for sale, the fee payable to the Adviser will be reduced to the extent required by these limitations. At this time, the most restrictive limit on expenses imposed by a state requires that expenses charged to the Fund in any fiscal year may not exceed 2 1/2% of the first $30,000,000 of the Fund's average net assets, 2% of the next $70,000,000 of such net assets and 1 1/2% of the remaining average net assets. When calculating the above limit, the Fund may exclude interest, brokerage commissions and extraordinary expenses.


Pursuant to its investment management contract, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the management contract.


The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and currently has more than $16 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

Under the investment management contract, the Fund and each Portfolio may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The investment management contract continues in effect from year to year if approved annually by vote of a majority of the Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a majority of each affected Portfolio's outstanding voting securities. This contract automatically terminates upon assignment and may be terminated as to any Portfolio without penalty on 60 days' notice at the option of either party to the contract or by vote of a majority of the outstanding voting securities of that Portfolio.


DISTRIBUTION CONTRACT

The Fund has a distribution contract with John Hancock Funds. Under the contract, John Hancock Funds is obligated to use its best efforts to sell shares on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are offered at net asset value next determined, plus the applicable sales charge. John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge at rates which are listed in the Portfolios' Prospectus.


The Fund's Trustees have adopted a Distribution Plan (the "Plan"), on behalf of each Portfolio pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% of the average daily net assets of the Portfolio, provided that the service fee will not exceed 0.25% of such assets. The distribution fees reimburse John Hancock Funds for its distribution costs incurred in the promotion of sales of Portfolio shares, and the service fees compensate Selling Brokers for providing personal and account maintenance services to shareholders. The Plan was approved by a majority of the voting securities of each Portfolio and the Plan with all amendments was approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees") by votes cast in person at meetings called for the purpose of voting on the Plan.


Pursuant to the Plan, at least quarterly, John Hancock Funds shall provide the Fund on behalf of each Portfolio with a written report of the amounts expended under the Plan and the purpose for which such expenditures were made. The Trustees shall review such reports on a quarterly basis.

During the fiscal year ended August 31, 1995, each Portfolio paid John Hancock Funds the following amounts of expenses:


                                                 Expense Items

                                             Printing and
                                              Mailing of
                                             Prospectuses                                        Interest Carrying
                                                to New       Compensation to     Expense of       or Other Finance
                              Advertising    Shareholders    Selling Brokers     Distributors      Charges Other

  New York Portfolio            $ 8,207         $3,247           $43,803           $106,993              $0
  Massachusetts Portfolio       $10,383         $1,257           $44,137           $103,758              $0

The Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plan provides that it may be terminated as to any Portfolio without penalty (a) by vote of a majority of the Independent Trustees,
(b) upon 60 days' written notice to John Hancock Funds of the affected Portfolio and (c) automatically in the event of assignment. It further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding voting securities of the affected Portfolio. It also provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a vote of a majority of the Trustees and of the Independent Trustees of the Fund.


In adopting the Plan the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plan will benefit each Portfolio's shareholders.

When the Fund seeks an Independent Trustee to fill a vacancy or as a nominee for election by shareholders, the selection or nomination of the Independent Trustee is, under resolutions adopted by the Trustees, committed to the discretion of the Committee on Administration of the Trustees. The members of the Committee on Administration are all Independent Trustees and are identified in this Statement of Additional Information under the heading "Those Responsible for Management."

The distribution contract continues in effect from year to year if approved annually by vote of a majority of the Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a majority of the affected Portfolio's outstanding voting securities. The distribution contract automatically terminated upon assignment. Such contract may be terminated as to any Portfolio without penalty on 60 days' notice at the option of either party to the contract or by vote of a majority of the outstanding voting securities of that Portfolio.

METHODS OF OBTAINING REDUCED SALES CHARGE

The sales charge applicable to purchases of shares of a Portfolio is described in the Fund's Prospectus. Methods of obtaining a reduced sales charge referred to generally in the Prospectus are described in detail below.

COMBINED PURCHASES. For each Portfolio, in calculating the sales charge applicable to purchases made at one time, the purchases will be combined if made by (a) an individual, his spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account, and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from a Investor Services or Selling Broker's representative.

WITHOUT SALES CHARGE. As described in the Prospectus, shares of a Portfolio may be sold without a sales charge to John Hancock affiliates and certain government authorities.

ACCUMULATION PRIVILEGE. Investors (including investors combining purchases) who are already shareholders may also obtain the benefit of a reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the shares already held by such person.

COMBINATION PRIVILEGE. For each Portfolio, reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in shares of the Portfolio and shares of all other John Hancock funds which carry a sales charge.

LETTER OF INTENTION. For each Portfolio, the reduced sales charges are also applicable to investments made over a specified period pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. Such an investment (including accumulations and combinations) must aggregate $100,000 or more invested during the a period of thirteen months from the date of the LOI or from a date within ninety days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Investor Services to hold in escrow sufficient shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. An LOI does not constitute a binding commitment by an investor to purchase or by the Fund to sell any additional shares and may be terminated at any time.

SPECIAL REDEMPTIONS


Although it would not normally do so, the Fund has the right to pay the redemption price of shares of each Portfolio in whole or in part in portfolio securities as prescribed by the Trustees of the Fund. When the shareholder sells portfolio securities received in this fashion the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, each Portfolio must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of each Portfolio's net asset value at the beginning of such period.


ADDITIONAL SERVICES AND PROGRAMS

SYSTEMATIC WITHDRAWAL PLAN. As described briefly in the Prospectus, each of the Portfolios permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of a Portfolio's shares. Since the redemption price of the shares of a Portfolio may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Portfolio at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Portfolio could be disadvantageous to a shareholder because of the sales charge payable on such purchases and because redemptions are taxable events. Therefore, a shareholder should not purchase Portfolio shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

MONTHLY AUTOMATIC ACCUMULATION PROGRAM ("MAAP"). This program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investment will be drawn on or about the day of the month indicated.


The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any check is not honored by your bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any check.


The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the due date of any investment.

REINVESTMENT PRIVILEGE. A shareholder who has redeemed shares of a Portfolio may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of that Portfolio or in shares of any of the other John Hancock mutual funds, subject to the minimum investment limit in any fund. Each of the Portfolios may modify or terminate the reinvestment privilege at any time.


No sales charge will apply to shares of a Portfolio reinvested in any of the other John Hancock funds which are otherwise subject to a sales charge. If a CDSC was paid upon a redemption, you may reinvest in the same class of shares from which the redemption was made within 120 days at net asset value, receive a reinstatement of the CDSC previously charged and reinvested shares will continue to be subject to the CDSC. For the purpose of calculating the CDSC, the holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares.

A redemption or exchange of Portfolio shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of shares will be treated as described under the heading "Tax Status."

TAX STATUS

Each Portfolio is treated as a separate entity for accounting and tax purposes, qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Portfolio will not be subject to Federal income tax on taxable income (including gain from the disposition of portfolio securities or the right to when-issued securities prior to issuance or the lapse, exercise, delivery under or closing out of options and financial futures contracts, income from repurchase agreements and other taxable securities, income attributable to accrued market discount, and a portion of the discount from certain stripped tax-exempt obligations or their coupons) which is distributed to shareholders in accordance with the timing requirements of the Code.

Each Portfolio will be subject to a four percent non-deductible Federal excise tax on certain taxable amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Portfolio intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

Distributions of tax-exempt interest ("exempt-interest dividends") timely designated as such by a Portfolio to its shareholders will be treated as tax-exempt interest under the Code, provided that the Portfolio qualifies as a regulated investment company and at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in obligations, the interest on which is excluded from gross income under Section 103(a) of the Code. Shareholders are required to report their receipt of tax-exempt interest, including such distributions, on their Federal income tax returns.

Interest income from certain types of tax-exempt bonds that are private activity bonds in which the Portfolios may invest is treated as an item of tax preference for purposes of the Federal alternative minimum tax. To the extent that a Portfolio invests in these tax-exempt bonds, shareholders will be required to treat as an item of tax preference for Federal alternative minimum purposes that part of the Portfolio's exempt-interest dividends which is derived from interest on these tax-exempt bonds. Exempt-interest dividends derived from interest income from all tax-exempt bonds are taken into account in determining the alternative minimum tax liability, if any, of corporate shareholders of each Portfolio.

The amount of realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Portfolio to dispose of portfolio securities and/or engage in options or futures transactions that will generate capital gains. At the time of an investor's purchase of a Portfolio's shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Portfolio's holdings. Consequently, subsequent distributions from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions (or portions thereof) in reality represent a return of a portion of the purchase price.

Upon a redemption of shares (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. A sales charge paid in purchasing shares of a Portfolio cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Portfolio or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as may occur when dividends are reinvested. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


Although its present intention is to distribute all net capital gains, if any, each Portfolio reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. A Portfolio will not, in any event, distribute net long-term capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior year capital losses, it would be subject to federal income tax in the hands of the Portfolio. Each shareholder would be treated for federal income tax purposes as if the Portfolio had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Portfolio and reinvested the remainder in the Portfolio. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain income in his return for his taxable year in which the last day of the Portfolio's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Portfolio and (c) be entitled to increase the adjusted tax basis for his shares in a Portfolio by the difference between his pro rata share of each excess and his pro rata share of such taxes.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Portfolio will not be deductible for Federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by such Portfolio. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of a Portfolio even though the borrowed funds may not be directly traceable to the purchase of shares.


For Federal income tax purposes, each of the Portfolios is permitted to carryforward a net capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Portfolio and, as noted above, would not be distributed to shareholders. The Massachusetts Portfolio has realized capital loss carryforwards of $398,976. Of this amount $2,465 expires August 31, 2002 and $396,511 expires August 31, 2003. The New York Portfolio has a realized capital loss carryforward of $77,663 that expires August 31, 2003.


A Portfolio that invests in securities with original issue discount (or with market discount if an election is made to include market discount in income currently) must accrue income on such securities prior to the receipt of the corresponding cash payments. Each Portfolio must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, a Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash to satisfy distribution requirements.

The Portfolios may invest in debt obligations that are in the lower rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Portfolios. Tax rules are not entirely clear about issues such as when the Portfolios may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Portfolios, in the event they invest in such securities, in order to ensure that they distribute sufficient income to preserve their status as regulated investment companies and to avoid becoming subject to Federal income or excise tax.


The options and futures transactions undertaken by a Portfolio produce taxable capital gain or loss and may affect the character as long-term or short-term of some capital gains and losses realized by the Portfolio. Also, the Portfolio's losses on its transactions involving options and futures contracts and related securities positions may be deferred rather than being taken into account currently. Each Portfolio's options and futures contracts will generally be required to be marked to market for tax purposes as of the close of its taxable year, even if they have not been actually disposed of, and any gain or loss recognized will generally be treated as 60% long-term and 40% short-term capital gain or loss. Accordingly, the special tax rules applicable to options and futures transactions may affect the amount, timing and character of each Portfolio's gain or loss and hence of its distributions to shareholders.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Portfolio shares may also be subject to state and local taxes. The discussion does not address special tax rules applicable to certain types of investors, such as banks, insurance companies, or tax-exempt entities. Shareholders should always consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of a Portfolio in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Portfolio investment is effectively connected will be subject to U.S. Federal income tax treatment different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Portfolio and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from a Portfolio. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in a Portfolio.

The Portfolios are not subject to Massachusetts corporate excise or franchise taxes. Provided that each Portfolio qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.


STATE INCOME TAX INFORMATION

MASSACHUSETTS TAXES


Massachusetts legislation enacted on December 9, 1994 (the "Act") substantially changed the Massachusetts income tax treatment of capital gains realized by persons subject to Massachusetts income taxation, effective for taxable years beginning on or after January 1, 1996. Under the Act, long-term capital gains from the sale of a capital asset will generally be taxed on a sliding scale at rates ranging from 5% to 0%, with the applicable tax rate declining as the tax holding period of the asset (beginning on the later of January 1, 1995 or the date of actual acquisition) increases from more than one year to more than six years. Massachusetts resident individuals, as well as estates or personal trusts subject to Massachusetts income taxation, will be subject to this new tax structure with respect to redemption, exchanges or other dispositions of their shares of the Massachusetts Portfolio in their taxable years beginning after 1995, assuming that they hold their shares of the Massachusetts Portfolio as capital assets for purposes of the Act. The Act does not address the Massachusetts tax treatment of dividends paid by the Massachusetts. Portfolio that are designated and treated as long-term capital gains for Federal income tax purposes, and it is accordingly not clear how such dividends will be treated for Massachusetts tax purposes for taxable years beginning after 1995.


NEW YORK TAXES

New York State and New York City personal income taxes are imposed on "New York taxable income," which is defined, in the case of New York resident individuals, estates and trusts as "New York adjusted gross income" minus the New York deductions and New York exemptions. "New York adjusted gross income", in the case of a New York resident individual, estate or trust, is federal adjusted gross income with certain modifications Because distributions that qualify as exempt-interest dividends under IRC ss. 852(b) (5) will be excluded from Federal gross income and adjusted gross income, such distributions will also be excluded from New York adjusted gross income, unless specifically modified by New York law.

New York law requires that New York resident individuals, estates and trusts add certain items to their federal adjusted gross income. One such modification is the addition, to the extent not properly includible in Federal adjusted gross income, of interest income on obligations of any state (or political subdivision of any state) other than New York and its political subdivisions.

Distributions that are taxable under the IRC, including distributions properly designated as capital gain dividends pursuant to IRC ss.852(b)(3) and distributions derived from interest on U.S. Government obligations, will be includible in New York adjusted gross income, as there is no provision in the New York tax law that permits their subtraction from federal adjusted gross income. New York tax law does not currently contain any special provisions that would impose differing rates of tax on capital gain and ordinary income in the hands of individual taxpayers.

Under New York tax law, New York resident individuals, estates and trusts are subject to a minimum income tax (sometimes referred to as the "New York alternate minimum tax") at the rate of six percent of "New York minimum taxable income." This tax is imposed in addition to the regular personal income tax imposed by the State of New York. For purposes of this minimum tax, New York minimum taxable income is, prior to certain reductions, equal to the sum of the federal items of tax preference defined in IRC ss.57, with certain modifications and adjustments, but excludes from New York minimum taxable income "the federal item of tax preference with respect to tax-exempt interest". Distributions by the portfolio of exempt-interest dividends (including any portion of such dividends derived from interest on private activity bonds, the interest on which is a tax preference item enumerated in IRC ss.57) thus will not be included in income subject to the New York State or New York City minimum income tax on New York resident individuals, estates and trusts.

Distributions that are properly designated as exempt-interest dividends under IRC ss.852 (b) (5) made by the Portfolio to corporations, will be included in entire net income in the computation of the New York State franchise tax and New York City business taxes and shares of the Portfolio will be included in investment capital for purposes of these taxes. If such distributions increase a corporate shareholder's liability, they will also result in an increased liability for tax surcharges. However, distributions that are taxable under the IRC, with the possible exception of distributions properly treated as capital gain dividends pursuant to IRC ss.852(b) (3), may be eligible for a 50% dividend subtraction.

Under New York tax law, a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying dividends which are exempt from the New York State and New York City personal income taxes, such as the New York Portfolio, will not be deductible by the investor for New York State and New York City personal income tax purposes.

NET ASSET VALUE


For purposes of calculating the net asset value ("NAV") of Portfolio shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

No Portfolio will price its securities on the following national holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.


DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Fund are responsible for the management and supervision of the Portfolios. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, in an unlimited number of series. Each Portfolio share represents an equal proportionate interest in the Portfolio with each other share of that Portfolio. In the event of liquidation of a Portfolio, shareholders are entitled to share pro rata in the net assets of the Fund attributable to such Portfolio and available for the distribution to such holders. Shares have no preemptive or conversion rights. Shares are fully paid and nonassessable by the Fund.


The Trustees have to date authorized the issuance of two series of shares (the Massachusetts Portfolio and the New York Portfolio) and have no current intention to create additional series. The Trustees, however, may authorize the creation of additional series of shares with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of such series) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series would normally have to approve the adoption of any management contract or distribution plan relating to such series and any changes in the fundamental investment policies related thereto.


The shareholders of the Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and appoint their own successors, provided that at least a majority of Trustees have been elected by the shareholders. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while holders of the remaining shares would be unable to elect any Trustees.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Fund. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any Fund shareholder held personally liable by reason of being or having been a shareholder. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

CALCULATION OF PERFORMANCE


For the 30-day period ended August 31, 1995, the Portfolios' annualized yield and tax-equivalent yields at the maximum tax rates were 5.07% and 9.54% for Massachusetts and 5.04% and 9.06% for New York respectively. The average annual total returns of the Portfolios for the 1 year, 5 years and the life-of-fund periods ended August 31, 1995 were respectively 2.85%, 7.82% and 8.10% for Massachusetts and 2.38%, 7.81% and 8.24% for New York.


Each Portfolio's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

[GRAPHIC OMITTED]

Where:

a = dividends and interest earned during the period.

b = expenses accrued during the period (net of fee reductions and expense limitation payments, if any).

c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

d = the maximum offering price per share on the last day of the period.

Each Portfolio's total return is computed by finding the average annual compounded rate of return over the 1 year, 5 years and life-of-fund period that would equate the initial amount invested to the ending redeemable value according to the following formula:

[GRAPHIC OMITTED]

Where:

P = a hypothetical initial investment of $1,000.

T = average annual total return.

n = number of years.

ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 years and life-of-fund periods.

This calculation assumes the maximum sales charge of 4.5% is included in the initial investment and also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

In addition to average annual total returns, each Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Portfolio's 4.5% sales charge into account. Excluding the Portfolio's sales charge from a total return calculation produces a higher total return figure.

The Portfolios may advertise a tax-equivalent yield, which is computed by dividing that portion of the yield of the Portfolio which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

From time to time, in reports and promotional literature, a Portfolio's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices. Comparisons may also be made to bank certificates of deposit, ("CDs") which differ from mutual funds, such as a Portfolio, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured.

PERFORMANCE RANKINGS AND RATINGS REPORTED PERIODICALLY IN NATIONAL FINANCIAL PUBLICATIONS SUCH AS MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S, BARRON'S, ETC., AS WELL
AS LIPPER, MAY BE UTILIZED.

The performance of a Portfolio is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of a Portfolio for any period in the future. The performance of a Portfolio is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Portfolio's performance.

BROKERAGE ALLOCATION

For each Portfolio decisions concerning the purchase and sale of securities held by the Portfolio and the allocation of brokerage commissions are made by the officers of the Fund pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates, and officers and Trustees who are interested persons of the Fund. For each Portfolio, orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Fund, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commission paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

The primary policy of each Portfolio is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of a Portfolio as a factor in the selection of broker-dealers to execute the Portfolios' portfolio transactions.


To the extent consistent with the foregoing, the Portfolios will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Portfolios, and their value and expected contribution to the performance of the Portfolios. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Portfolios will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Fund's officers will be primarily responsible for the allocation of the Fund's brokerage business, the policies in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended on August 31, 1993, 1994 and 1995 the Fund paid no brokerage commissions. For the year ended August 31, 1995, the Fund paid brokerage commissions of $575.00.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Portfolios may pay to a broker which provides brokerage and research services to the Portfolios an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended August 31, 1995, each Portfolio did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc. ("Distributors"), a broker-dealer and John Hancock Freedom Securities Corporation and its two broker-dealer subsidiaries, Tucker Anthony Incorporated and Sutro & Company, Inc., ("Sutro") each an "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, each Portfolio may execute portfolio transactions with or through Affiliated Brokers. During the year ending August 31, 1995, no Portfolio executed any portfolio transactions with Affiliated Brokers.


Any of the Affiliated Brokers may act as broker for the Portfolios on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustee believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker and comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commission at a rate higher than that determined in accordance with the above criteria.

TRANSFER AGENT SERVICES


John Hancock Investor Services Corporation ("Investor Services"), P.O. Box 9116, Boston, MA 02205-9116, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays an annual fee of $19.00 for each shareholder, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund on the basis of the relative net asset value.

CUSTODY OF PORTFOLIOS

Securities of each Portfolio are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 24 Federal Street, Boston, MA 02110. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.


INDEPENDENT ACCOUNTANTS

The independent accountants of the Fund are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP audits and renders an opinion on each Portfolio's annual financial statements and reviews each Portfolio's annual Federal income tax return.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Tax-Exempt Series Fund

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995
------------------------------------------------------------------------------------------------------------------------------------
                                                                                CALIFORNIA         MASSACHUSETTS         NEW YORK
                                                                                 PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                                               ------------        -------------       ------------
ASSETS:
  Investments at value - Note C:
   Tax-exempt long-term bonds (cost - $43,938,622, $50,866,573
    and $52,675,229, respectively) .....................................       $ 45,753,821        $ 52,827,111        $ 54,722,577
   Joint repurchase agreement (cost - none, none and $1,512,000,
    respectively) ......................................................               --                  --             1,512,000
   Corporate savings account ...........................................               --                  --                   660
                                                                               ------------        ------------        ------------
                                                                                 45,753,821          52,827,111          56,235,237
  Cash .................................................................          1,809,147             815,155                --
  Receivable for shares sold ...........................................             46,258                --                  --
  Receivable for investments sold ......................................             45,286                --             1,724,216
  Interest receivable ..................................................            764,158             821,711             757,682
  Receivable from John Hancock Advisers, Inc. - Note B .................             15,662              14,199              19,319
                                                                               ------------        ------------        ------------
                    Total Assets .......................................         48,434,332          54,478,176          58,736,454
                    ----------------------------------------------------------------------------------------------------------------

LIABILITIES:
  Dividend payable .....................................................              6,286               8,342               8,286
  Payable for investments purchased ....................................            788,832                --             2,921,276
  Payable to John Hancock Advisers, Inc. and affiliates - Note B .......             21,849              28,082              29,692
  Accounts payable and accrued expenses ................................             68,557              26,057              24,233
                                                                               ------------        ------------        ------------
                    Total Liabilities ..................................            885,524              62,481           2,983,487
                    ----------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Capital paid-in ......................................................         45,776,502          53,147,400          54,062,322
  Accumulated net realized loss on investments and financial
   futures contracts ...................................................            (45,654)           (694,237)           (364,795)
  Net unrealized appreciation of investments ...........................          1,815,199           1,960,538           2,047,348
  Undistributed net investment income ..................................              2,761               1,994               8,092
                                                                               ------------        ------------        ------------
                    Net Assets .........................................       $ 47,548,808        $ 54,415,695        $ 55,752,967
                    ================================================================================================================

NET ASSET VALUE PER SHARE ($NAV)
  (based on 4,089,010, 4,627,583 and 4,694,309 shares,
   respectively, of beneficial interest outstanding -
   unlimited number of shares authorized with no par value) ............       $      11.63        $      11.76        $      11.88
====================================================================================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  ($NAV x 104.71%) .....................................................       $      12.18        $      12.31        $      12.44
====================================================================================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF ASSETS AND LIABILITIES IS THE PORTFOLIO'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE PORTFOLIO OWNS, IS DUE AND OWES AS OF AUGUST 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Tax-Exempt Series Fund

STATEMENT OF OPERATIONS
Year ended August 31, 1995
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    CALIFORNIA       MASSACHUSETTS       NEW YORK
                                                                                     PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                                    -----------      -------------      -----------
INVESTMENT INCOME:
  Interest ...................................................................      $ 2,967,124       $ 3,386,143       $ 3,447,241
                                                                                    -----------       -----------       -----------

  Expenses:
   Investment management fee - Note B ........................................          236,251           265,892           270,417
   Distribution/service fee - Note B .........................................          141,751           159,535           162,250
   Transfer agent fee - Note B ...............................................           67,396            84,239            96,927
   Custodian fee .............................................................           52,828            54,714            53,387
   Auditing fee ..............................................................           20,435            20,435            20,435
   Printing ..................................................................            8,160             7,938             7,298
   Trustees' fees ............................................................            5,646             6,433             6,587
   Legal fees ................................................................            4,863             1,231             1,325
   Miscellaneous .............................................................            3,769             3,869             3,522
   Registration and filing fees ..............................................            2,307             4,747             2,267
                                                                                    -----------       -----------       -----------
                    Total Expenses ...........................................          543,406           609,033           624,415
                    Less Expense Reimbursements and Reductions - Note B ......         (212,654)         (236,784)         (245,832)
                                                                                    -----------       -----------       -----------
                    Net Expenses .............................................          330,752           372,249           378,583
                    ----------------------------------------------------------------------------------------------------------------
                    Net Investment Income ....................................        2,636,372         3,013,894         3,068,658
                    ----------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FINANCIAL
  FUTURES CONTRACTS:
  Net realized gain (loss) on investments sold ...............................          258,603          (218,685)            9,105
  Net realized loss on financial futures contracts ...........................         (224,847)         (215,439)         (247,549)
  Change in net unrealized appreciation/depreciation of investments ..........          970,039         1,280,641           848,255
  Change in net unrealized appreciation/depreciation of financial futures
   contracts .................................................................           21,406            21,406            21,406
                                                                                    -----------       -----------       -----------
                    Net Realized and Unrealized Gain on Investments and
                      Financial Futures Contracts ............................        1,025,201           867,923           631,217
                    ----------------------------------------------------------------------------------------------------------------
                    Net Increase in Net Assets Resulting from Operations .....      $ 3,661,573       $ 3,881,817       $ 3,699,875
                    ================================================================================================================

THE STATEMENT OF OPERATIONS SUMMARIZES FOR EACH OF THE PORTFOLIOS, THE INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE PORTFOLIO. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF NET ASSETS FOR EACH PORTFOLIO OF THE FUND HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS NET INVESTMENT INCOME, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN EACH PORTFOLIO. THE FOOTNOTES ILLUSTRATE THE NUMBER OF PORTFOLIO SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE PER SHARE AMOUNT OF DISTRIBUTIONS MADE TO SHAREHOLDERS OF EACH PORTFOLIO FOR THE PERIOD INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Tax-Exempt Series Fund

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             CALIFORNIA PORTFOLIO          MASSACHUSETTS PORTFOLIO
                                                         ---------------------------   ---------------------------
                                                             YEAR ENDED AUGUST 31,          YEAR ENDED AUGUST 31,
                                                         ---------------------------   ---------------------------
                                                              1995           1994           1995           1994
                                                              ----           ----           ----           ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income ...............................  $  2,636,372   $  2,521,862   $  3,013,894   $  2,763,249
  Net realized gain (loss) on investments sold and
   financial futures contracts ........................        33,756         49,982       (434,124)      (258,100)
  Change in net unrealized appreciation/depreciation
   of investments and financial futures contracts .....       991,445     (3,123,300)     1,302,047     (3,052,218)
                                                         ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations ....................................     3,661,573       (551,456)     3,881,817       (547,069)
                                                         ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS: *
  Dividends from net investment income ................    (2,636,372)    (2,521,862)    (3,013,894)    (2,763,249)
  Distributions from net realized gain on
   investments sold and financial futures contracts ...          --         (881,280)          --         (524,451)
                                                         ------------   ------------   ------------   ------------
   Total Distributions to Shareholders ................    (2,636,372)    (3,403,142)    (3,013,894)    (3,287,700)
                                                         ------------   ------------   ------------   ------------

FROM PORTFOLIO SHARE TRANSACTIONS: **
  Shares sold .........................................     4,671,968     11,239,290      6,835,830     15,050,941
  Shares issued to shareholders in reinvestment
   of distributions ...................................     1,753,168      2,175,583      2,120,129      2,294,219
                                                         ------------   ------------   ------------   ------------
                                                            6,425,136     13,414,873      8,955,959     17,345,160
  Less shares repurchased .............................    (8,943,159)    (8,042,576)    (9,530,624)    (9,407,294)
                                                         ------------   ------------   ------------   ------------
  Net Capital Increase (Decrease) .....................    (2,518,023)     5,372,297       (574,665)     7,937,866
                                                         ------------   ------------   ------------   ------------

NET ASSETS:
  Beginning of period .................................    49,041,630     47,623,931     54,122,437     50,019,340
                                                         ------------   ------------   ------------   ------------
  End of period (including undistributed net investment
   income of $2,761, none, $1,994, none, $8,092
   and none, respectively) ............................  $ 47,548,808   $ 49,041,630   $ 54,415,695   $ 54,122,437
                                                         =========================================================

 * DISTRIBUTIONS TO SHAREHOLDERS:
  Per share dividends from net investment income ......  $     0.6283   $     0.6241   $     0.6469   $     0.6315
                                                         ------------   ------------   ------------   ------------
  Per share distributions from net realized gain on
   investments sold and financial futures contracts ...          --     $     0.2232           --     $     0.1246
                                                         ------------   ------------   ------------   ------------

** ANALYSIS OF PORTFOLIO SHARE TRANSACTIONS:
  Shares sold .........................................       414,708        956,177        595,309      1,234,833
  Shares issued to shareholders in reinvestment
   of distributions ...................................       155,996        183,733        186,027        216,441
                                                         ------------   ------------   ------------   ------------
                                                              570,704      1,139,910        781,336      1,451,274
  Less shares repurchased .............................      (791,874)      (683,714)      (836,966)      (791,757)
                                                         ------------   ------------   ------------   ------------
  Net increase (decrease) .............................      (221,170)       456,196        (55,630)       659,517
                                                         =========================================================

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                                NEW YORK PORTFOLIO
                                                          ---------------------------
                                                               YEAR ENDED AUGUST 31,
                                                          ---------------------------
                                                               1995           1994
                                                               ----           ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income ...............................   $  3,068,658   $  2,906,252
  Net realized gain (loss) on investments sold and
   financial futures contracts ........................       (238,444)       (40,700)
  Change in net unrealized appreciation/depreciation
   of investments and financial futures contracts .....        869,661     (3,532,063)
                                                          ------------   ------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations ....................................      3,699,875       (666,511)
                                                          ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS: *
  Dividends from net investment income ................     (3,068,658)    (2,906,252)
  Distributions from net realized gain on
   investments sold and financial futures contracts ...           --         (580,857)
                                                          ------------   ------------
   Total Distributions to Shareholders ................     (3,068,658)    (3,487,109)

                                                          ------------   ------------

FROM PORTFOLIO SHARE TRANSACTIONS: **
  Shares sold .........................................      7,226,005     13,602,510
  Shares issued to shareholders in reinvestment
   of distributions ...................................      2,366,589      2,650,147
                                                          ------------   ------------
                                                             9,592,594     16,252,657
  Less shares repurchased .............................    (10,161,142)    (8,852,991)
                                                          ------------   ------------
  Net Capital Increase (Decrease) .....................       (568,548)     7,399,666
                                                          ------------   ------------

NET ASSETS:
  Beginning of period .................................     55,690,298     52,444,252
                                                          ------------   ------------
  End of period (including undistributed net investment
   income of $2,761, none, $1,994, none, $8,092
   and none, respectively) ............................   $ 55,752,967   $ 55,690,298
                                                          ===========================

 * DISTRIBUTIONS TO SHAREHOLDERS:
  Per share dividends from net investment income ......   $     0.6533   $     0.6421
                                                          ------------   ------------
  Per share distributions from net realized gain on
   investments sold and financial futures contracts ...           --     $     0.1319
                                                          ------------   ------------

** ANALYSIS OF PORTFOLIO SHARE TRANSACTIONS:
  Shares sold .........................................        628,844      1,112,508
  Shares issued to shareholders in reinvestment
   of distributions ...................................        205,702        217,546
                                                          ------------   ------------
                                                               834,546      1,330,054
  Less shares repurchased .............................       (889,508)      (732,616)
                                                          ------------   ------------
  Net increase (decrease) .............................        (54,962)       597,438
                                                          ===========================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

       John Hancock Funds - Tax-Exempt Series Fund -- California Portfolio

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED AUGUST 31,
                                                    ------------------------------------------------------------------------------
                                                       1995             1994             1993             1992             1991
                                                    ----------       ----------       ----------       ----------       ----------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ........     $    11.38       $    12.36       $    11.68       $    11.25       $    10.72
                                                    ----------       ----------       ----------       ----------       ----------
  Net Investment Income .......................           0.63             0.62             0.67             0.70             0.70
  Net Realized and Unrealized Gain (Loss)
   on Investments and Financial
   Futures Contracts ..........................           0.25            (0.76)            0.82             0.43             0.53
                                                    ----------       ----------       ----------       ----------       ----------
     Total from Investment Operations .........           0.88            (0.14)            1.49             1.13             1.23
                                                    ----------       ----------       ----------       ----------       ----------

  Less Distributions:
   Dividends from Net Investment Income .......          (0.63)           (0.62)           (0.67)           (0.70)           (0.70)
   Distributions from Net Realized Gain on
    Investments Sold ..........................           --              (0.22)           (0.14)            --               --
                                                    ----------       ----------       ----------       ----------       ----------
     Total Distributions ......................          (0.63)           (0.84)           (0.81)           (0.70)           (0.70)
                                                    ----------       ----------       ----------       ----------       ----------
  Net Asset Value, End of Period ..............     $    11.63       $    11.38       $    12.36       $    11.68       $    11.25
                                                    ==========       ==========       ==========       ==========       ==========
  Total Investment Return at Net Asset Value ..           8.06%           (1.13%)          13.36%           10.34%           11.83%
  Total Adjusted Investment Return at Net
   Asset Value (a)(b) .........................           7.61%           (1.69%)          12.48%            9.30%           10.71%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) ...     $   47,549       $   49,042       $   47,624       $   33,896       $   25,914
  Ratio of Expenses to Average Net Assets .....           0.70%            0.70%            0.67%            0.60%            0.60%
  Ratio of Adjusted Expenses to Average Net
   Assets (a) .................................           1.15%            1.26%            1.55%            1.64%            1.72%
  Ratio of Net Investment Income to Average Net
   Assets .....................................           5.58%            5.27%            5.62%            6.09%            6.35%
  Ratio of Adjusted Net Investment Income to
   Average Net Assets (a) .....................           5.13%            4.71%            4.74%            5.05%            5.23%
  Portfolio Turnover Rate .....................             35%              38%              93%              50%               7%
  Expense Reimbursement Per Share .............     $     0.05       $     0.07       $     0.10       $     0.12       $     0.12

(a) On an unreimbursed basis without expense reduction.
(b) Unaudited.

THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: THE NET INVESTMENT INCOME, DIVIDENDS, GAINS (LOSSES) AND TOTAL INVESTMENT RETURN OF THE PORTFOLIO. IT SHOWS HOW THE PORTFOLIO'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              Financial Statements

     John Hancock Funds - Tax-Exempt Series Fund -- Massachusetts Portfolio

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                 ------------------------------------------------------------------------------
                                                    1995             1994             1993             1992             1991
                                                 ----------       ----------       ----------       ----------       ----------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period .....     $    11.56       $    12.43       $    11.75       $    11.15       $    10.63
                                                 ----------       ----------       ----------       ----------       ----------
  Net Investment Income ....................           0.65             0.63             0.67             0.71             0.73
  Net Realized and Unrealized Gain (Loss)
   on Investments and Financial Futures
   Contracts ...............................           0.20            (0.75)            0.82             0.60             0.53
                                                 ----------       ----------       ----------       ----------       ----------
     Total from Investment Operations ......           0.85            (0.12)            1.49             1.31             1.26
                                                 ----------       ----------       ----------       ----------       ----------

  Less Distributions:
   Dividends from Net Investment Income ....          (0.65)           (0.63)           (0.67)           (0.71)           (0.73)
   Distributions from Net Realized Gain on
    Investments Sold .......................           --              (0.12)           (0.14)            --              (0.01)
                                                 ----------       ----------       ----------       ----------       ----------
     Total Distributions ...................          (0.65)           (0.75)           (0.81)           (0.71)           (0.74)
                                                 ----------       ----------       ----------       ----------       ----------
  Net Asset Value, End of Period ...........     $    11.76       $    11.56       $    12.43       $    11.75       $    11.15
                                                 ==========       ==========       ==========       ==========       ==========
  Total Investment Return at Net
   Asset Value .............................           7.66%           (0.97%)          13.29%           12.11%           12.10%
  Total Adjusted Investment Return at Net
   Asset Value (a)(b) ......................           7.21%           (1.50%)          12.38%           10.93%           10.66%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's
   omitted) ................................     $   54,416       $   54,122       $   50,019       $   29,113       $   15,015
  Ratio of Expenses to Average Net Assets ..           0.70%            0.70%            0.67%            0.60%            0.60%
  Ratio of Adjusted Expenses to Average Net
   Assets (a) ..............................           1.15%            1.23%            1.58%            1.78%            2.04%
  Ratio of Net Investment Income to Average
   Net Assets ..............................           5.67%            5.28%            5.61%            6.18%            6.64%
  Ratio of Adjusted Net Investment Income to
   Average Net Assets (a) ..................           5.22%            4.75%            4.70%            5.00%            5.20%
  Portfolio Turnover Rate ..................             24%              29%              79%              56%              29%
  Expense Reimbursement Per Share ..........     $     0.05       $     0.06       $     0.11       $     0.14       $     0.16

  (a) On an unreimbursed basis without expense reduction.
  (b) Unaudited.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

        John Hancock Funds - Tax-Exempt Series Fund -- New York Portfolio

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows:

-------------------------------------------------------------------------------------------------------------------------------

                                                                                YEAR ENDED AUGUST 31,
                                                     --------------------------------------------------------------------------
                                                        1995            1994            1993            1992            1991
                                                     ----------      ----------      ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ..........    $    11.73      $    12.63      $    11.90      $    11.29      $    10.74
                                                     ----------      ----------      ----------      ----------      ----------
  Net Investment Income .........................          0.65            0.64            0.68            0.72            0.72
  Net Realized and Unrealized Gain (Loss)
   on Investments and Financial Futures
   Contracts ....................................          0.15           (0.77)           0.87            0.63            0.55
                                                     ----------      ----------      ----------      ----------      ----------
     Total from Investment Operations ...........          0.80           (0.13)           1.55            1.35            1.27
                                                     ----------      ----------      ----------      ----------      ----------

  Less Distributions:
   Dividends from Net Investment Income .........         (0.65)          (0.64)          (0.68)          (0.72)          (0.72)
   Distributions from Net Realized Gain on
    Investments Sold ............................          --             (0.13)          (0.14)          (0.02)           --
                                                     ----------      ----------      ----------      ----------      ----------
     Total Distributions ........................         (0.65)          (0.77)          (0.82)          (0.74)          (0.72)
                                                     ----------      ----------      ----------      ----------      ----------
  Net Asset Value, End of Period ................    $    11.88      $    11.73      $    12.63      $    11.90      $    11.29
                                                     ==========      ==========      ==========      ==========      ==========
  Total Investment Return at Net Asset Value ....          7.19%          (1.05%)         13.70%          12.17%          12.24%
  Total Adjusted Investment Return at Net Asset
   Value (a)(b) .................................          6.74%          (1.58%)         12.83%          11.09%          11.02%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) .....    $   55,753      $   55,690      $   52,444      $   33,806      $   20,878
  Ratio of Expenses to Average Net Assets .......          0.70%           0.70%           0.67%           0.60%           0.60%
  Ratio of Adjusted Expenses to Average Net
   Assets (a) ...................................          1.15%           1.23%           1.54%           1.68%           1.82%
  Ratio of Net Investment Income to Average
   Net Assets ...................................          5.67%           5.28%           5.63%           6.22%           6.57%
  Ratio of Adjusted Net Investment Income to
   Average Net Assets (a) .......................          5.22%           4.75%           4.76%           5.14%           5.35%
  Portfolio Turnover Rate .......................            70%             23%             56%             48%             12%
  Expense Reimbursement Per Share ...............    $     0.05      $     0.06      $     0.11      $     0.13      $     0.13

(a) On an unreimbursed basis without expense reduction.
(b) Unaudited.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

       John Hancock Funds - Tax-Exempt Series Fund -- California Portfolio

SCHEDULE OF INVESTMENTS
August 31, 1995
--------------------------------------------------------------------------------

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY EACH PORTFOLIO OF THE TAX-EXEMPT SERIES FUND ON AUGUST 31, 1995. EACH SCHEDULE CONSISTS OF ONE MAIN CATEGORY: TAX-EXEMPT LONG-TERM BONDS. THE TAX-EXEMPT BONDS ARE FURTHER BROKEN DOWN BY STATE. UNDER EACH STATE IS A LIST OF THE SECURITIES OWNED BY THE PORTFOLIO. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

                                                                                       PAR VALUE               YIELD
                                                       INTEREST   MATURITY    S&P       (000'S      MARKET      AT
STATE, ISSUER, DESCRIPTION                               RATE       DATE    RATING***  OMITTED)     VALUE     MARKET+
--------------------------                             --------   --------  ---------  ---------    ------    -------
TAX-EXEMPT LONG-TERM BONDS
CALIFORNIA (95.15%)
  Alameda, County of,
   Cert of Part 1992 Cap Proj .........................   6.750%    06-01-16    A        $  500    $  517,945    6.52%
  California Educational Facilities Auth,
   Rev 1993 Ser B Pooled College & Univ Proj ..........   6.125     06-01-09    Baa**     1,000     1,000,970    6.12
  California Health Facilities Financing Auth,
   Hosp Rev 1991 Ser A San Diego Hosp Assoc ...........   6.950     10-01-21    A           250       262,405    6.62
   Ins Hosp Rev Ser 1990 Children's Hosp San Diego ....   6.500     07-01-20    AAA         500       515,485    6.30
   Rev 1990 Ser A Kaiser Permanente ...................   7.000     12-01-10    AA          600       645,948    6.50
   Rev Ser 1994A Scripps Research Institute ...........   6.300     07-01-09    A**         500       512,170    6.15
   Sec Rev 1991 Ser Hosp of the Good Samaritan ........   7.000     09-01-21    A-          250       258,013    6.78
  California Housing Finance Agency,
   Home Mtg Rev 1986 Ser A ............................   8.100     08-01-16    AA-          75        78,141    7.77
   Home Mtg Rev 1988 Ser B ............................   8.600     08-01-19    AA-          40        42,378    8.12
   Home Mtg Rev 1988 Ser D ............................   8.000     08-01-19    AA-          90        96,407    7.47
   Home Mtg Rev 1989 Ser A ............................   7.625     08-01-09    AA-          35        37,259    7.16
   Home Mtg Rev 1989 Ser B ............................   8.000     08-01-29    AA-         100       106,626    7.50
   Home Mtg Rev 1989 Ser D ............................   7.500     08-01-29    AA-         150       157,482    7.14
   Home Mtg Rev 1990 Ser D ............................   7.875     08-01-31    AA-          15        15,658    7.54
   Home Mtg Rev 1991 Ser A ............................   7.375     08-01-17    AA-         155       165,707    6.90
   Home Mtg Rev 1991 Ser C ............................   7.450     08-01-11    AA-          65        69,340    6.98
   Home Mtg Rev 1994 Ser C ............................   6.650     08-01-14    AA-       1,000     1,029,640    6.46
   Hsg Rev 1991 Ser E .................................   7.000     08-01-26    AAA         525       549,024    6.69
  California Pollution Control Financing Auth,
   Poll Control Rev 1991 Ser Southern Calif Edison Co..   6.900     12-01-17    A+          500       523,580    6.59
   Poll Control Rev 1992 Ser A Pacific Gas & Elec Co...   6.625     06-01-09    A           500       518,560    6.39
  California State Public Works Board,
   Lease Rev 1994 Ser A Depart of Corrections
     Calif State Prison-Monterey County (Soledad II)...   6.875     11-01-14    A-         *500       531,825    6.46
   Lease Rev Ref Ser A Various Univ Proj ..............   5.500     06-01-21    A-       *1,250     1,123,250    6.12
  Campbell, City of,
   1991 Cert of Part Civic Center Proj ................   6.750     10-01-17    A-          155       176,271    5.94
   1991 Cert of Part Civic Center Proj ................   6.750     10-01-17    A-        1,565     1,611,950    6.55

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

       John Hancock Funds - Tax-Exempt Series Fund -- California Portfolio

                                                                                                        PAR VALUE             YIELD
                                                                         INTEREST  MATURITY    S&P       (000'S     MARKET     AT
STATE, ISSUER, DESCRIPTION                                                 RATE      DATE    RATING***  OMITTED)    VALUE     ARKET+
--------------------------                                               --------  --------  ---------  ---------   ------   -------

CALIFORNIA (CONTINUED)
  Carson Redevelopment Agency,
    Tax Alloc Ser 1992 Area No. 1 Redevel Proj .........................  6.375%   10-01-12   BBB+     $   500   $  500,810   6.36%
    Tax Alloc Ser 1993B Area No. 1 Redevel Proj ........................  6.000    10-01-16   BBB+         500      467,685   6.41
  Castaic Lake Water Agency,
    Cert of Part Ser 1990 Wtr Sys Imp Proj .............................  7.350    08-01-20   A**          200      227,618   6.46
  Central California Joint Powers Health Financing Auth,
    Cert of Part Ser 1993 Community Hosp of Central Calif Proj .........  5.250    02-01-13   A**          750      671,040   5.87
  Central Coast Water Auth,
    Rev State Wtr Proj Regional Facil Ser 1992 .........................  6.600    10-01-22   AAA          500      525,015   6.29
  Central Valley Financing Auth,
    Cogeneration Proj Rev Carson Ice-Gen Proj 1993 Ser .................  6.100    07-01-13   BBB-       2,300    2,231,713   6.29
    Cogeneration Proj Rev Carson Ice-Gen Proj 1993 Ser .................  6.200    07-01-20   BBB-       1,000      957,230   6.48
  Contra Costa Water District,
    Wtr Treatment Rev Ser E ............................................  6.250    10-01-12   AAA        1,000    1,070,820   5.84
  Costa Mesa Public Financing Auth,
    1991 Local Agency Rev Ser A ........................................  7.100    08-01-21   NR           220      220,504   7.08
  Desert Hospital District,
    Hosp Rev Cert of Part Ser 1990 Desert Hosp Corp Proj ...............  8.000    07-01-10   AAA          300      351,753   6.82
  Fairfield Public Financing Auth,
    1995 Rev Ser A Pennsylvania Ave Storm Drainage Proj ................  6.500    08-01-21   A-        *1,085    1,060,989   6.65
  Fontana Public Financing Auth,
    Sub Lien Tax Alloc Rev 1991 Ser A North Fontana Redevel Proj .......  7.750    12-01-20   BBB          195      230,597   6.55
    Tax Alloc Rev Ser 1990 Ser A North Fontana Redevel Proj ............  7.250    09-01-20   A            325      343,577   6.86
  Foothill/Eastern Transportation Corridor Agency,
    Toll Rd Rev Fixed Rate Current Int Ser 1995A .......................  6.500    01-01-32   BBB-      *1,490    1,464,327   6.61
    Toll Rd Rev Fixed Rate Current Int Ser 1995A .......................  6.000    01-01-34   BBB-      *1,000      911,380   6.58
  Fresno, City of,
    Hlth Facil Rev Ser 1991 Saint Agnes Medical Center .................  6.625    06-01-21   AA-          250      258,082   6.42
  Los Angeles City Department of Water and Power,
    Elec Plant Ref Rev Second Iss of 1993 ..............................  5.400    11-15-12   AA-        1,000      932,000   5.79
  Los Angeles County Health Facilities Auth,
    Lease Rev Ref Olive View Medical Center Proj .......................  7.500    03-01-08   NR           450      493,119   6.84
  Metropolitan Water District,
    Waterworks Ref Rev Iss of 1986 ...................................... 6.750    06-01-22   AA+          155      159,955   6.54
    Wtr Rev Iss of 1991 ................................................. 6.625    07-01-12   AA           750      796,665   6.24
  Moreno Valley, City of,
    Cert of Part Ser 1995 City Hall Proj ...............................  6.500    11-01-16   Baa1**    *1,500    1,502,880   6.49
  Mount Diablo Hospital District,
    Hosp Rev Ser A .....................................................  6.000    12-01-05   AAA        1,640    1,756,538   5.60
  Mountain View City Capital Improvements Financing Auth,
    1992 Rev City Hall/Community Theatre Complex & Shoreline Regional Park
      Community Tax Alloc Refinancing ..................................  6.500    08-01-16   AAA          600      622,854   6.26


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

       John Hancock Funds - Tax-Exempt Series Fund -- California Portfolio

                                                                                                       PAR VALUE              YIELD
                                                                       INTEREST   MATURITY    S&P       (000'S      MARKET     AT
STATE, ISSUER, DESCRIPTION                                               RATE       DATE    RATING***  OMITTED)     VALUE    MARKET+
--------------------------                                             --------   --------  ---------  ---------    ------   -------
CALIFORNIA (CONTINUED)
  Northern California Transmission Agency,
    Rev 1990 Ser A Calif-Oregon Transm Proj ..........................  7.000%    05-01-13    AAA    $  100     $  115,259    6.07%
    Rev 1992 Ser A Calif-Oregon Transm Proj ..........................  6.500     05-01-16    AAA     1,000      1,043,580    6.23
  Oakland, Port of,
    Port Rev Ser E ...................................................  6.400     11-01-07    AAA     1,000      1,068,480    5.99
    Spec Facil Rev 1992 Ser A Mitsui O.S.K. Lines Ltd Proj ...........  6.800     01-01-19    A+        500        509,895    6.67
  Orange, County of,
    Ser A of 1990 Spec Tax of Community Facil Dist No. 87-3
      Mission Viejo ..................................................  7.800     08-15-15    NR        350        405,549    6.73
    Ser A of 1992 Spec Tax of Community Facil Dist No. 88-1
      Aliso Viejo ....................................................  7.350     08-15-18    AAA     1,000      1,179,940    6.23
  Pasadena, City of,
    1993 Ref Cert of Part Old Pasadena Parking Facil Proj ............  6.250     01-01-18    A+      1,000      1,031,670    6.06
  Rancho Mirage, City of, Joint Powers Financing Auth,
    Civic Center Rev Ref Ser 1991A ...................................  7.500     04-01-17    BBB       195        225,580    6.48
    Civic Center Rev Unref Ser 1991A .................................  7.500     04-01-17    BBB        55         58,112    7.10
  Riverside County Asset Leasing Corp,
    Leasehold Rev 1993 Ser A County of Riverside Hosp Proj ...........  6.500     06-01-12    A       1,000      1,028,750    6.32
  Sacramento City Financing Auth,
    Lease Rev Ref Ser A ..............................................  5.375     11-01-14    AAA       500        475,565    5.65
  San Bernardino, County of,
    Cert of Part Medical Center Fin Proj .............................  5.500     08-01-17    A-     *1,000        885,010    6.21
    Cert of Part Ser B Cap Facil Proj ................................  6.875     08-01-24    AAA       350        407,361    5.91
    Trans Auth Sales Tax Rev Ser A ...................................  5.400     03-01-10    AAA     1,000        972,580    5.55
  San Diego County Regional Transportation Commission,
    Sales Tax Rev 1991 Ser A .........................................  7.000     04-01-06    AA-        90         97,484    6.46
  San Diego County Water Auth,
    Wtr Rev Cert of Part Reg .........................................  5.681     04-22-09    AAA      *800        803,712    5.65
  San Diego, City of,
    Ind'l Dev Rev 1986 Ser A San Diego Gas & Elec Co. ................  7.625     07-01-21    A+        300        312,126    7.33
  San Francisco State Building Auth,
    Lease Ref Rev 1993 Ser A Dept of Gen Serv ........................  5.000     10-01-13    A-      2,245      1,974,365    5.69
  San Jose Financing Auth,
    Reassessment Rev 1994 Ser C ......................................  6.750     09-02-11    NR        980      1,001,423    6.61
  San Jose, City of,
    1986 Cert of Part Convention Center Proj .........................  7.875     09-01-10    NR        300        317,691    7.44
  San Mateo County Joint Powers Financing Auth,
    Lease Rev 1994 Ser A San Mateo County Hlth Center ................  6.125     07-15-14    AAA       250        251,650    6.08
  Santa Barbara, County of,
    1990 Cert of Part ................................................  7.50      02-01-11    A+        250        282,098    6.65
    1991 Cert of Part ................................................  6.400     02-01-11    A+        250        255,895    6.25
  Santa Rosa, City of,
    Wastewater Rev 1992 Ser A Subregional Wastewater Proj ............  6.500     09-01-22    AAA       500        519,650    6.25
  Southern California Home Financing Auth,
    Single Family Mtg Rev 1990 Iss B .................................  7.750     03-01-24    AAA        45         47,632    7.32


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

       John Hancock Funds - Tax-Exempt Series Fund -- California Portfolio

                                                                                                       PAR VALUE              YIELD
                                                                       INTEREST   MATURITY    S&P       (000'S      MARKET     AT
STATE, ISSUER, DESCRIPTION                                               RATE       DATE    RATING***  OMITTED)     VALUE    MARKET+
--------------------------                                             --------   --------  ---------  ---------    ------   -------

CALIFORNIA (CONTINUED)
  Southern California Public Power Auth,
   Pwr Proj Rev 1987 Ref Ser A Palo Verde Proj .....................   6.875%  07-01-15       AA-  $   215    $   221,729      6.67%
  Torrance City Redevelopment Agency,
   Tax Alloc Ref Ser 1992 Downtown Redevel Proj ....................   7.125   09-01-21       BBB      500        515,175      6.92
  University of California, The Regents of,
   1993 Ref Cert of Part UCLA Central Chiller/Cogeneration Facil ...   5.400   11-01-11       Aa**  *1,000        934,440      5.78
                                                                                                              -----------
                                                                                                               45,245,586
                                                                                                              -----------
GUAM (1.07%)
  Guam Airport Auth,
   Gen Rev 1993 Ser B ..............................................   6.600   10-01-10       BBB      500        508,235      6.49
                                                                                                              -----------
                                                                 TOTAL TAX-EXEMPT LONG TERM BONDS
                                                                              (Cost $ 43,938,622)   (96.22%)  $45,753,821
                                                                                                    =======   ===========

  *Securities, other than short term investments, newly added to the portfolio during the period ended August 31, 1995.
 **Rated by Moody's Investors Services, Fitch or John Hancock Adviser's, Inc.
   where Standard & Poors ratings are not available. NR not rated.
***Credit Ratings are unaudited.
  +The yield is unaudited and not calculated in accordance with guidelines established by the U.S. Securities and Exchange Commission.
   The percentage shown for each category is the total value of that category as a percentage of the net assets of the Portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

     John Hancock Funds - Tax-Exempt Series Fund -- Massachusetts Portfolio

SCHEDULE OF INVESTMENTS
August 31, 1995
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PAR VALUE              YIELD
                                                                        INTEREST  MATURITY    S&P       (000'S      MARKET     AT
STATE, ISSUER, DESCRIPTION                                                RATE      DATE    RATING***  OMITTED)     VALUE    MARKET+
--------------------------                                              --------  --------  ---------  ---------    ------   -------
TAX-EXEMPT LONG-TERM BONDS
MASSACHUSETTS  (88.90%)
  Boston City Industrial Development Financing Auth,
   Sewage Facil Rev 1991 Ser Harbor Elec Energy Co Proj ................  7.375%  05-15-15    BBB       $  250   $  262,750    7.02%
  Boston Water and Sewer Commission,
   Gen Rev 1991 Ser A Sr Ser ...........................................  7.000   11-01-18    AAA          500      572,470    6.11
   Gen Rev 1992 Ser A Sr Ser ...........................................  5.750   11-01-13    A            500      496,060    5.80
  Boston, City of,
   GO 1990 Ser A .......................................................  7.375   02-01-10    A            350      395,479    6.53
   GO 1991 Ser A MBIA ..................................................  6.750   07-01-11    AAA          350      394,604    5.99
   GO 1992 Ser A AMBAC .................................................  6.500   07-01-12    AAA          500      530,070    6.13
   Rev Boston City Hosp FHA Ins Mtg Ser A ..............................  7.625   02-15-21    Aaa**        500      572,145    6.66
  Brockton, City of,
   State Qualified Municipal Purpose Ln of 1993 ........................  6.125   06-15-18    A-         1,000      999,880    6.13
  Greater New Bedford Regional Refuse Management District,
   Ma GO Landfill ......................................................  5.875   05-01-13    Baa**        915      884,201    6.08
  Holyoke, City of,
   GO School Proj Ln Act of 1948 .......................................  7.650   08-01-09    Baa**     *1,000    1,099,380    6.96
  Massachusetts Bay Transportation Auth,
   Gen Trans Sys Rev Ref 1993 MBIA Ser A ...............................  5.500   03-01-22    AAA          985      918,818    5.90
   Gen Trans Sys Rev Ref 1994 Ser A ....................................  7.000   03-01-14    A+        *1,000    1,137,510    6.15
   Gen Trans Sys Rev Ref 1995 Ser A ....................................  5.750   03-01-18    A+        *1,000      968,150    5.94
  Massachusetts Educational Financing Auth,
   Ed Ln Rev Iss D Ser 1991A ...........................................  7.250   01-01-09    AAA          510      551,947    6.70
  Massachusetts Health and Educational Facilities Auth,
   Rev Anna Jaques Hosp Iss Ser B ......................................  6.875   10-01-12    Baa1**     1,250    1,264,587    6.80
   Rev Bentley College Iss Ser H .......................................  6.875   07-01-12    AAA          250      269,792    6.37
   Rev Boston College Iss Ser J ........................................  6.625   07-01-21    AAA        1,000    1,049,960    6.31
   Rev Charlton Memorial Hosp Iss Ser B ................................  7.250   07-01-13    A-         2,250    2,360,430    6.91
   Rev Community Colleges Prog Iss Ser A ...............................  6.600   10-01-22    AAA          250      258,073    6.39
   Rev Dana Farber Cancer Institute Ser G-1 ............................  6.250   12-01-22    A         *1,000      988,260    6.32
   Rev Faulkner Hosp Iss Ser C .........................................  6.000   07-01-13    Baa1**       750      697,958    6.45
   Rev Faulkner Hosp Iss Ser C .........................................  6.000   07-01-23    Baa1**     1,000      878,070    6.83
   Rev Lowell Gen Hosp Iss Ser A .......................................  8.400   06-01-11    Baa1**       600      655,218    7.69
   Rev Melrose-Wakefield Hosp Iss Ser B ................................  6.350   07-01-06    A-           500      514,570    6.17
   Rev Melrose-Wakefield Hosp Iss Ser B ................................  5.875   07-01-18    A-         1,000      923,820    6.36
   Rev New England Baptist Hosp Iss Ser B ..............................  7.350   07-01-17    BBB+         250      257,293    7.14
   Rev New England Deaconess Hosp Iss Ser D ............................  6.875   04-01-22    A          2,710    2,793,766    6.67
   Rev New England Medical Center Hosp Iss Ser D .......................  7.200   07-01-10    A1**         280      293,376    6.87
   Rev Northeastern Univ Iss Ser E .....................................  6.550   10-01-22    AAA        1,000    1,050,140    6.24
   Rev Ref Worcester Polytechnic Institute Iss Ser E ...................  6.625   09-01-17    A+           250      264,300    6.27
   Rev Saint Elizabeth's Hosp of Boston Iss Ser B FHA Ins Proj .........  7.750   08-01-27    AA           350      380,656    7.13


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

                              FINANCIAL STATEMENTS

     John Hancock Funds - Tax-Exempt Series Fund -- Massachusetts Portfolio


                                                                                                       PAR VALUE              YIELD
                                                                        INTEREST  MATURITY    S&P       (000'S      MARKET     AT
STATE, ISSUER, DESCRIPTION                                                RATE      DATE    RATING***  OMITTED)     VALUE    MARKET+
--------------------------                                              --------  --------  ---------  ---------    ------   -------
MASSACHUSETTS  (CONTINUED)
   Rev Smith College Iss Ser D .........................................  5.750%  07-01-24    AA-       $  560  $   541,598    5.95%
   Rev Tufts Univ Iss Ser C ............................................  7.400   08-01-18    A+            90       98,896    6.73
   Rev Tufts Univ Iss Ser C ............................................  7.400   08-01-18    AAA          430      476,126    6.68
  Massachusetts Housing Finance Agency,
   Rev Insured Rental Hsg 1994 Ser A ...................................  6.600   07-01-14    AAA        1,100    1,129,832    6.43
   Rev Residential Devel FNMA Coll Ser C ...............................  6.875   11-15-11    AAA        2,000    2,108,760    6.52
   Rev Residential Devel FNMA Coll Ser D ...............................  6.800   11-15-12    AAA          500      522,450    6.51
   Single Family Hsg Rev Ser 5 .........................................  8.375   06-01-15    A+            50       53,530    7.82
   Single Family Hsg Rev Ser 7 .........................................  8.40    12-01-16    A+           100      108,016    7.78
   Single Family Hsg Rev Ser 7 .........................................  8.100   06-01-20    A+            85       90,873    7.58
   Single Family Hsg Rev Ser 9 .........................................  8.100   12-01-21    A+           100      107,261    7.55
   Single Family Hsg Rev Ser 13 ........................................  7.950   06-01-23    A+           195      207,925    7.46
   Single Family Hsg Rev Ser 16 ........................................  7.900   06-01-14    A+            95      101,467    7.40
   Single Family Hsg Rev Ser 18 ........................................  7.350   12-01-16    A+           550      587,592    6.88
  Massachusetts Industrial Finance Agency,
   Resource Recovery Rev Ref Ser 1993 A Mass Refusetech Inc Proj .......  6.300   07-01-05    BBB        1,825    1,889,678    6.08
   Rev Phillips Academy ................................................  5.375   09-01-23    AA           695      639,956    5.84
   Rev Ref Emerson College Iss Ser 1991A ...............................  8.900   01-01-18    NR           250      275,083    8.09
   Rev Ref Holy Cross College Iss II Ser 1992 ..........................  6.375   11-01-15    A+           500      512,310    6.22
  Massachusetts Municipal Wholesale Electric Co,
   Pwr Supply Sys Rev 1992 Ser B A Pub Corp of the Commonwealth of Mass.  6.750   07-01-05    BBB+         500      545,345    6.19
   Pwr Supply Sys Rev 1992 Ser B A Pub Corp of the Commonwealth of Mass.  6.750   07-01-06    BBB+       1,500    1,627,050    6.22
   Pwr Supply Sys Rev 1992 Ser B A Pub Corp of the Commonwealth of Mass.  6.750   07-01-17    BBB+         400      422,536    6.39
   Pwr Supply Sys Rev Ser C A Pub Corp of the Commonwealth of Mass .....  6.625   07-01-10    AAA        1,000    1,075,290    6.16
   Pwr Supply Sys Rev Ser D A Pub Corp of the
    Commonwealth of Mass AMBAC..........................................  6.000   07-01-06    AAA        1,000    1,069,150    5.61
  Massachusetts Port Auth,
   Rev Ref Ser 1992 A ..................................................  6.000   07-01-13    AA-        1,000      994,490    6.03
   Rev Ref Ser 1992 A ..................................................  6.000   07-01-23    AA-       *1,620    1,596,121    6.09
   Rev Ref Ser 1993 B ..................................................  5.000   07-01-13    AA-          500      444,650    5.62
  Massachusetts Water Resource Auth,
   Gen Rev Ref 1993 Ser B ..............................................  5.500   03-01-17    A            400      374,640    5.87
   Gen Rev Ref 1993 Ser B ..............................................  5.000   03-01-22    A           *360      310,392    5.80
  Massachusetts, the Commonwealth of,
   GO Consol Ln of 1991 Ser D ..........................................  6.87    07-01-10    A+         1,750    1,983,170    6.07
   GO Consol Ln of 1995 Ser C ..........................................  5.625   08-01-14    AAA       *1,000      971,060    5.79
   Spec Oblig Rev 1994 Ser A ...........................................  5.800   06-01-14    AA-        1,000      989,750    5.86
  Nantucket, Town of,
   GO Municipal Purpose Ln of 1991 .....................................  6.800   12-01-11    A**          450      485,208    6.31
  Plymouth, County of,
   Cert of Part Ser A Plymouth County Correctional Facil Proj ..........  7.000   04-01-22    A-           750      816,645    6.43
  Springfield, City of,
   GO School Proj Ln Act of 1992 Ser B .................................  7.100   09-01-11    Baa**        500      537,675    6.60
                                                                                                                -----------
                                                                                                                $48,378,258
                                                                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

     John Hancock Funds - Tax-Exempt Series Fund -- Massachusetts Portfolio


                                                                                           PAR VALUE                YIELD
                                                          INTEREST   MATURITY     S&P        (000'S      MARKET       AT
STATE, ISSUER, DESCRIPTION                                  RATE       DATE     RATING***   OMITTED)     VALUE      MARKET+
--------------------------                                --------   --------   ---------   ---------    ------     -------
PUERTO RICO (8.18%)
  Puerto Rico Highway and Transportation Auth,
   Highway Rev Ref Ser W ..............................    5.500%    07-01-13      A       $*1,000     $   949,790   5.79%
  Puerto Rico Infrastructure Financing Auth,
   Spec Tax Rev Ser 1988A .............................    7.750     07-01-08      BBB+        450         498,163   7.00
  Puerto Rico Ports Auth,
   Spec Facil Rev 1993 Ser A American Airlines
   Inc Proj ...........................................    6.300     06-01-23      BB+       2,000       1,966,260   6.41
  Puerto Rico, Commonwealth of,
   GO Pub Imp Unltd Ref Ser 1994 ......................    6.400     07-01-11      A         1,000       1,034,640   6.19
                                                                                                       -----------
                                                                                                         4,448,853
                                                                                                       -----------
                                                    TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                  (Cost $50,866,573)       ( 97.08%)   $52,827,111
                                                                                           =======     ===========

  *Securities other than short-term investments newly added to the portfolio during the period ended August 31, 1995.
 **Rated by Moody's Investors Services, Fitch or John Hancock Advisers, Inc.
   where Standard & Poor's ratings are not available.  NR not rated.
***Credit ratings are unaudited.
  +The yield is unaudited and not calculated in accordance with the guidelines established by the U.S. Securities and Exchange Commission.
   The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Portfolio.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

        John Hancock Funds - Tax-Exempt Series Fund -- New York Portfolio


SCHEDULE OF INVESTMENTS
August 31, 1995
------------------------------------------------------------------------------------------------------------------------------

                                                                                                PAR VALUE               YIELD
                                                                 INTEREST  MATURITY    S&P        (000'S      MARKET     AT
STATE, ISSUER, DESCRIPTION                                         RATE      DATE    RATING***   OMITTED)     VALUE    MARKET+
--------------------------                                       --------  --------  ---------  ----------    ------   -------
TAX-EXEMPT LONG-TERM BONDS
NEW YORK (91.79%)
  34th Street Partnership, Inc,
    34th Street Business Imp Dist Cap Imp Bonds Ser 1993 ......   5.500%   01-01-23     A1**    $      500  $  455,360   6.04%
  Albany, County of,
    Ref Ser 1993 ..............................................   5.000    10-01-12     AAA            600     552,036   5.43
  Battery Park City Auth,
    Jr Rev Ref Ser 1993A ......................................   5.000    11-01-13     AA           2,500   2,210,300   5.66
  Dutchess County Resource Recovery Agency,
    Solid Waste Mgmt Sys Rev Ser 1990 A .......................   7.500    01-01-09     AAA            250     279,235   6.71
  Grand Central District Management Association Inc,
    Business Imp District Cap Imp Ser 1994 ....................   5.125    01-01-14     A              500     447,105   5.73
  Metropolitan Transportation Auth,
    Commuter Facil 1987 Serv Contract Ser 3 ...................   7.375    07-01-08     BBB          1,000   1,133,760   6.50
    Commuter Facil 1992 Serv Contract Ser N ...................   7.125    07-01-09     BBB          1,000   1,080,800   6.59
  New York City Housing Development Corp,
    Multi-Family Mtg Rev FHA Ins Mtg Ln 1993 Ser A ............   6.550    10-01-15     AAA          1,000   1,035,140   6.33
  New York City Industrial Development Agency,
    Spec Facil Rev 1990 American Airlines Inc Proj ............   8.000    07-01-20     BB+            400     426,604   7.50
    Spec Facil Rev 1994 Terminal One Group Assn L.P. Proj .....   6.000    01-01-19     A           *1,000     957,590   6.27
  New York City Municipal Water Finance Auth,
    Wtr & Swr Sys Rev 1994 Ser B ..............................   5.500    06-15-19     A-           1,000     922,140   5.96
    Wtr & Swr Sys Rev 1994 Ser F MBIA .........................   5.500    06-15-23     AAA         *1,000     937,810   5.86
  New York Local Government Assistance Corp,
    Ser 1991 A Pub Benefit Corp. ..............................   7.250    04-01-18     A            1,000   1,152,120   6.29
    Ser 1992 A Pub Benefit Corp. ..............................   6.875    04-01-19     A           *2,000   2,169,920   6.34
    Ser 1993 E Pub Benefit Corp. ..............................   5.250    04-01-16     A              500     457,630   5.74
  New York State Dormitory Auth,
    City Univ Rev Iss Ser U ...................................   6.375    07-01-08     BBB            500     508,375   6.27
    City Univ Sys Consol Rev Construction
    2nd Generation Ser 1993A...................................   6.000    07-01-20     BBB          1,000     987,180   6.08
    City Univ Sys Consol Rev Ser 1990A ........................   7.625    07-01-20     BBB+           485     560,825   6.59
    Court Facil Lease Rev Ser 1993A ...........................   5.500    05-15-10     BBB+        *1,000     941,260   5.84
    Court Facil Lease Rev Ser 1993A ...........................   5.375    05-15-16     BBB+        *2,000   1,793,800   5.99
    Court Facil Lease Rev Ser 1993A ...........................   5.500    05-15-23     BBB+        *1,000     900,480   6.11
    Genessee Valley Presbyterian Nursing Center FHA-Ins Mtg
      Rev Ser 1992B ...........................................   6.850    08-01-16     AAA            250     269,020   6.37
    KMH Homes Inc FHA-Ins Mtg Rev Ser 1991 ....................   6.950    08-01-31     AAA          1,200   1,263,192   6.60
    Manhattanville College Ins Rev Ser 1990 ...................   7.500    07-01-22     AAA            305     351,040   6.52
    Skidmore College Rev Ser 1993 .............................   5.250    07-01-13     AAA          1,000     942,470   5.57
    State Univ Ed Facil Rev Ser 1990A .........................   7.700    05-15-12     BBB+           300     346,869   6.66
    State Univ Ed Facil Rev Ser 1993A .........................   5.500    05-15-19     BBB+        *1,000     920,500   5.98
    United Hlth Serv Inc FHA-Ins Mtg Rev Ser 1989 .............   7.350    08-01-29     AAA            200     215,914   6.81
    Univ of Rochester Rev Ser 1987 ............................   6.500    07-01-09     A+             625     650,344   6.25

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

        John Hancock Funds - Tax-Exempt Series Fund -- New York Portfolio

                                                                                                PAR VALUE               YIELD
                                                                 INTEREST  MATURITY    S&P        (000'S      MARKET     AT
STATE, ISSUER, DESCRIPTION                                         RATE      DATE    RATING***   OMITTED)     VALUE    MARKET+
--------------------------                                       --------  --------  ---------  ----------    ------   -------

NEW YORK (CONTINUED)
 Upstate Community Colleges 1988A Iss .........................   7.750%   07-01-18     Baa1**  $      300  $  333,558   6.97%
 Vassar College Rev Ser 1990 ..................................   7.250    07-01-15     AA-            250     273,562   6.63
New York State Energy Research and Development Auth,
 Elec Facil Rev Ser 1986 A Consol Edison Co of NY Inc Proj ....   7.500    11-15-21     A+             200     208,946   7.18
 Elec Facil Rev Ser 1989 A Consol Edison Co of NY Inc Proj ....   7.750    01-01-24     A+             200     215,264   7.20
 Elec Facil Rev Ser 1989 A Long Island Lighting Co Proj .......   7.150    09-01-19     BB+            500     505,760   7.07
 Elec Facil Rev Ser 1989 B Consol Edison Co of NY Inc Proj ....   7.375    07-01-24     A+             200     212,380   6.95
 Elec Facil Rev Ser 1990 A Consol Edison Co of NY Inc Proj ....   7.500    07-01-25     A+             260     280,582   6.95
 Elec Facil Rev Ser 1990 A Long Island Lighting Co Proj .......   7.150    06-01-20     BB+          1,000   1,011,520   7.07
 Elec Facil Rev Ser 1991 A Consol Edison Co of NY Inc Proj ....   7.500    01-01-26     A+             420     453,755   6.94
 Elec Facil Rev Ser 1992 B Long Island Lighting Co Proj .......   7.150    02-01-22     BB+          1,000   1,011,520   7.07
 Elec Facil Rev Ser 1992 C Long Island Lighting Co Proj .......   6.900    08-01-22     BB+            500     500,630   6.89
 Elec Facil Rev Ser 1993 Consol Edison Co of NY Inc Proj ......   6.000    03-15-28     A+             500     490,865   6.11
New York State Environmental Facilities Corp,
 State Wtr Poll Control Revolving Fund Rev Ser 1990 A .........   7.500    06-15-12     A              630     703,634   6.72
 State Wtr Poll Control Revolving Fund Rev Ser 1991 E .........   6.875    06-15-10     A              400     435,664   6.31
New York State Housing Finance Agency,
 Ins Multi-Family Mtg Hsg 1992 Ser C ..........................   6.450    08-15-14     AAA            500     513,645   6.28
 Ins Multi-Family Mtg Hsg 1994 Ser C ..........................   6.450    08-15-14     AAA          1,000   1,030,610   6.26
 State Univ Construction 1986 Ser A ...........................   8.000    11-01-16     AAA            250     262,075   7.63
New York State Medical Care Facilities Finance Agency,
 FHA-Ins Mtg St Lukes Roosevelt Rev Ser A .....................   5.600    08-15-13     AAA            815     801,390   5.70
 Hosp & Nursing Home FHA-Ins Mtg Rev 1988 Ser C ...............   7.700    02-15-22     AAA            450     503,703   6.88
 Hosp & Nursing Home Ins Mtg Rev 1992 Ser B ...................   6.950    02-15-32     AAA          1,000   1,053,430   6.60
 Mental Hlth Serv Facil Imp Rev 1990 Ser B ....................   7.875    08-15-20     BBB+            90      98,562   7.19
 Mental Hlth Serv Facil Imp Rev 1990 Ser B ....................   7.875    08-15-20     AAA            150     175,578   6.73
 Mental Hlth Serv Facil Imp Rev 1991 Ser A ....................   7.750    08-15-11     BBB+            60      65,778   7.07
 Mental Hlth Serv Facil Imp Rev 1991 Ser A ....................   7.750    08-15-11     AAA            165     193,619   6.60
 Mental Hlth Serv Facil Imp Rev 1991 Ser B ....................   7.625    08-15-17     BBB+           245     268,640   6.95
 Mental Hlth Serv Facil Imp Rev 1991 Ser C Preref .............   7.300    02-15-21     AAA            300     348,732   6.28
 Mental Hlth Serv Facil Imp Rev 1991 Ser C Unref Bal ..........   7.300    02-15-21     A              100     107,363   6.80
 Sec Hosp Rev 1991 Ser A ......................................   7.350    08-15-11     BBB            250     263,660   6.97
New York State Mortgage Agency,
 Homeowner Mtg Rev Ser 27 .....................................   6.900    04-01-15     Aa**        *1,175   1,234,596   6.57
 Homeowner Mtg Rev Ser 28 .....................................   7.050    10-01-23     Aa**           500     519,495   6.79
 Homeowner Mtg Rev Ser 31A ....................................   5.375    10-01-17     Aa**           500     450,155   5.97
 Homeowner Mtg Rev Ser BB-2 ...................................   7.950    10-01-15     Aa**          *230     246,026   7.43
 Homeowner Mtg Rev Ser EE-4 ...................................   7.800    10-01-13     Aa**           300     321,363   7.28
 Homeowner Mtg Rev Ser JJ .....................................   7.500    10-01-17     Aa**           330     350,259   7.07
 Homeowner Mtg Rev Ser VV .....................................   7.375    10-01-11     Aa**           195     208,627   6.89
New York State Power Auth,
 Gen Purpose Ser W ............................................   6.500    01-01-08     AA-            250     275,690   5.89
 Gen Purpose Ser Y ............................................   6.500    01-01-11     AA-            250     264,430   6.15
 Gen Purpose Ser Y ............................................   6.750    01-01-18     AA-            250     267,630   6.31

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

        John Hancock Funds - Tax-Exempt Series Fund -- New York Portfolio

                                                                                                PAR VALUE              YIELD
                                                                 INTEREST  MATURITY    S&P        (000'S       MARKET    AT
STATE, ISSUER, DESCRIPTION                                         RATE      DATE    RATING***   OMITTED)      VALUE   MARKET+
--------------------------                                       --------  --------  ---------  ----------     ------  -------
NEW YORK (CONTINUED)
  New York State Thruway Auth,
   Local Highway & Bridge Serv Contract Ser 1991 ..............   7.250%   01-01-10     BBB     $      300  $   320,388  6.79%
  New York State Urban Development Corp,
   Rev Correctional Facil Ser 1993 ............................   5.500    01-01-15     BBB          2,900    2,648,512  6.02
   Rev Ser 1990 Onondaga County Convention Center Proj ........   7.875    01-01-20     BBB            250      275,222  7.15
  New York, City of,
   GO Fiscal 1991 Ser B .......................................   8.250    06-01-07     BBB+           200      236,406  6.98
   GO Fiscal 1991 Ser D .......................................   8.000    08-01-04     BBB+           250      283,768  7.05
   GO Fiscal 1991 Ser F .......................................   8.200    11-15-03     BBB+           250      288,152  7.11
   GO Fiscal 1992 Ser A .......................................   7.750    08-15-12     BBB+           250      274,790  7.05
   GO Fiscal 1992 Ser B .......................................   7.000    10-01-13     BBB+          *500      521,780  6.71
   GO Fiscal 1992 Ser C .......................................   7.500    08-01-21     BBB+           250      267,000  7.02
   GO Fiscal 1992 Ser H .......................................   7.000    02-01-22     BBB+           620      641,824  6.76
   GO Fiscal 1995 Ser A-1 .....................................   6.500    08-01-14     BBB+        *1,000    1,007,340  6.45
  New York, State of,
   GO Environmental Quality Fiscal 1994 .......................   6.500    12-01-14     A-          *1,000    1,062,230  6.12
  North Country Development Auth,
   Solid Waste Mgt Sys Rev Ser 1992A ..........................   6.750    07-01-12     Baa**          490      496,517  6.66
  Onondaga County Industrial Development Agency,
   Civic Facil Rev 1993 Ser B Community Gen Hosp
    of Greater Syracuse Proj                                      6.625    01-01-18     BBB          1,000      984,420  6.73
  Triborough Bridge and Tunnel Auth,
   Spec Oblig Ref Ser 1991B ...................................   6.875    01-01-15     A-             500      537,880  6.39
                                                                                                            -----------
                                                                                                             51,177,744
                                                                                                            -----------
PUERTO RICO (6.36%)
  Puerto Rico Electric Power Auth,
   Pwr Rev Ser X ..............................................   5.500    07-01-25     A-        *1,330      1,231,115  5.94
  Puerto Rico Public Building Auth,
   Gtd Rev Gov't Facil Ser A ..................................   6.250    07-01-15     AAA       *1,110      1,179,131  5.88
  Puerto Rico, Commonwealth of,
   GO Pub Imp Unltd Ref Ser 1994 ..............................   6.400    07-01-11     A            500        517,320  6.19
  University of Puerto Rico,
   Univ Rev Ser M .............................................   5.250    06-01-25     AAA         *675        617,267  5.74
                                                                                                            -----------
                                                                                                              3,544,833
                                                                                                            -----------
                                                           TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                 (Cost $ 52,675,229)             ( 98.15%)   54,722,577
                                                                                                 -------    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              Financial Statements

         John Hancock Funds - Tax-Exempt Series Fund -- New York Portfolio


                                                                                                          PAR VALUE
                                                                                    INTEREST  MATURITY      (000'S      MARKET
STATE, ISSUER, DESCRIPTION                                                            RATE      DATE       OMITTED)     VALUE
--------------------------                                                          --------  --------    ----------    ------
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (2.71%)
  Investment in a joint repurchase agreement transaction with
   UBS Securities Inc., Dated 08-31-95, due 09-01-95
   (secured by U.S. Treasury Bill, 5.540% due 05-30-96,
   by U.S. Treasury Bonds, 12.50% thru 14.00% due 11-15-10
   thru 08-15-14, and by U.S. Treasury Notes, 4.375% thru 7.25%
   due 08-15-96 thru 12-31-98) - Note A...........................................   5.800%   09-01-95    $ 1,512     $ 1,512,000
                                                                                                                      -----------

CORPORATE SAVINGS ACCOUNT (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 3.00%.............................................................                                            660
                                                                                                                      -----------
                                                                 TOTAL SHORT TERM INVESTMENTS
                                                                            (Cost $1,512,660)            (  2.71%)      1,512,660
                                                                                                         --------     -----------
                                                                            TOTAL INVESTMENTS            (100.86%)    $56,235,237
                                                                                                         ========     ===========


  * Securities, other than short term investments, newly added to the portfolio during the period ended August 31, 1995.
 ** Rated by Moody's Investors Services, Fitch or John Hancock Adviser's, Inc.
    where Standard & Poors ratings are not available. NR not rated.
*** Credit ratings are unaudited.
  + The yield is not calculated in accordance with guidelines established by the U.S. Securities and Exchange Commission.
    The percentage shown for each category is the total value of that category as a percentage of the net assets of the Portfolio.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              Financial Statements

                   John Hancock Funds - Tax-Exempt Series Fund

PORTFOLIO CONCENTRATION (UNAUDITED)
-------------------------------------------------------------------------------

THE CALIFORNIA, MASSACHUSETTS, AND NEW YORK PORTFOLIOS INVEST PRIMARILY IN SECURITIES ISSUED BY THE STATES OF CALIFORNIA, MASSACHUSETTS AND NEW YORK RESPECTIVELY, AND THEIR VARIOUS POLITICAL SUBDIVISIONS. THE PERFORMANCE OF THESE PORTFOLIOS IS CLOSELY TIED TO ECONOMIC CONDITIONS WITHIN THE APPLICABLE STATE AND THE FINANCIAL CONDITION OF THE STATE AND ITS AGENCIES AND MUNICIPALITIES. THE CONCENTRATION OF INVESTMENTS BY STATES AND CREDIT RATINGS FOR INDIVIDUAL SECURITIES HELD BY EACH PORTFOLIO ARE SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, THE CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS SECTOR CATEGORIES.

THE TABLE BELOW SHOWS THE PERCENTAGES OF EACH PORTFOLIO'S INVESTMENTS AT AUGUST 31, 1995 ASSIGNED TO THE VARIOUS SECTOR CATEGORIES.

                                                                                              MARKET VALUE AS A PERCENTAGE OF EACH
                                                                                                    PORTFOLIO'S NET ASSETS:
                                                                                                ---------------------------------
                                                                                               CALIFORNIA  MASSACHUSETTS  NEW YORK
SECTOR DISTRIBUTION                                                                             PORTFOLIO    PORTFOLIO    PORTFOLIO
-------------------                                                                            ----------  -------------  ---------
General Obligation.........................................................................        - %          14.40%      10.14%
Revenue Bonds - Certificate of Participation...............................................     16.97            1.50          -
Revenue Bonds - Education..................................................................      4.47           13.02       18.16
Revenue Bonds - Electric Power.............................................................     10.20            8.71        1.45
Revenue Bonds - Health.....................................................................     14.43           23.12       11.86
Revenue Bonds - Housing....................................................................      5.04            9.22       11.07
Revenue Bonds - Industrial Development Bond................................................      1.73            7.57       16.61
Revenue Bonds - Other......................................................................     22.21            1.81       15.76
Revenue Bonds - Pollution Control Facilities...............................................      2.19            1.63        2.21
Revenue Bonds - Transportation.............................................................     10.56           12.88        5.51
Revenue Bonds - Water & Sewer..............................................................      8.42            3.22        5.38
                                                                                                -----           -----       -----
                                                           TOTAL TAX-EXEMPT LONG-TERM BONDS     96.22%          97.08%      98.15%
                                                                                                =====           =====       =====


                       SEE NOTES TO FINANCIAL STATEMENTS.

                          Notes to Financial Statements
                   John Hancock Funds - Tax-Exempt Series Fund

NOTE A --
ACCOUNTING POLICIES
John Hancock Tax-Exempt Series Fund (the "Fund") is an open-end non-diversified investment management company, registered under the Investment Company Act of 1940. The Fund is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts. As of August 31, 1995, the Fund consisted of three separate series portfolios: the California Portfolio, the Massachusetts Portfolio, and the New York Portfolio (the "Portfolios"). The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives. Significant accounting policies of each portfolio are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolios are valued on the basis of market quotations, valuations provided by independent pricing services, or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net gains on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes and to the extent provided by regulations, to offset future net realized capital gains, the California Portfolio has a capital loss carryforward available of $35,841 expiring August 31, 2003, the Massachusetts Portfolio has capital loss carryforwards available of $2,465 expiring August 31, 2002 and $396,511 expiring August 31, 2003 and the New York Portfolio has a capital loss carryforward available of $77,663 expiring August 31, 2003. To the extent that such carryforwards are used by the Portfolios, no capital gain distribution will be made. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

   Additionally, federal income tax regulations require that net capital losses attributed to security transactions which occurred after October 31, 1994 be treated as arising on the first day (September 1, 1995) of the Portfolio's next taxable year. For the Massachusetts Portfolio and the New York Portfolio the losses amounted to $230,732 and $287,053, respectively.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

   Each Portfolio records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Each portfolio records dividends from net investment income daily and distributes monthly.

EXPENSES The majority of the expenses of the Fund are directly identifiable to an individual Portfolio. Expenses which are not identifiable to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolios.

PREMIUM AND DISCOUNT For tax-exempt issues, the Portfolios amortize the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Portfolios accrete original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The portfolios record market discount on bonds purchased after April 30, 1993 at the time of disposition.

                          Notes to Financial Statements
                   John Hancock Funds - Tax-Exempt Series Fund


FINANCIAL FUTURES CONTRACTS The Portfolios may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Portfolio enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", are recorded by the Portfolio as unrealized gains or losses.

   When the contracts are closed, the Portfolio recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Portfolios could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Portfolio's gains and/or losses can be affected as a result of futures transactions.

   At August 31, 1995 there were no open positions in financial futures contracts.

NOTE B --
MANAGEMENT FEE, ADMINISTRATIVE SERVICES AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, each Portfolio pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.500% of the first $250,000,000 of such Portfolio's average daily net asset value, (b) 0.450% of the next $250,000,000,
(c) 0.425% of the next $500,000,000, (d) 0.400% of the next $250,000,000 and (e)
0.300% of each Portfolio's average daily net asset value in excess of $1,250,000,000.

   In the event normal operating expenses of each Portfolio, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Portfolio is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the California Portfolio's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

   The Adviser has agreed to limit each Portfolio's expenses further to the extent required to prevent expenses from exceeding 0.70% of each Portfolio's average daily net asset value, exclusive of certain expenses prescribed by state law. Accordingly, for the period ended August 31, 1995, the reduction in the Adviser's fee collectively with any additional amounts not borne by each Portfolio by virtue of the expense limit for the California Portfolio, the Massachusetts Portfolio, and the New York Portfolio amounted to $178,982, $202,898, and $212,967, respectively. This waiver may be discontinued at any time. Furthermore, payments to the custodian have been reduced by balance credits applied to each portfolio for the period ended August 31, 1995. For the California Portfolio, the Massachusetts Portfolio, and the New York Portfolio the reduction amounted to $33,672, $33,886 and $32,865, respectively.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. Prior to January 1, 1995, JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended August 31, 1995, the table that follows details for each Portfolio the amount of net sales charges received by the distributor and dealer of each portfolio's shares and the amount of commissions paid to sales personnel of affiliated broker-dealers. John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro") are affiliated broker-dealers. The Adviser's indirect parent, John Hancock

                          Notes to Financial Statements
                   John Hancock Funds - Tax-Exempt Series Fund


Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro, all of which are broker-dealers. The balance is either retained and used for printing prospectuses, advertising, sales literature, and other purposes or paid as sales commissions to sales personnel of unrelated broker-dealers.

                                       CALIFORNIA    MASSACHUSETTS    NEW YORK
                                       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                       ---------      ---------      ---------

FOR THE YEAR ENDED AUGUST 31, 1995:

  Net sales charges received .....      $153,765      $181,355      $205,880
  Less commissions paid
   to affiliated broker-dealers ..     ( 117,079)    ( 149,892)    ( 162,413)
   to unrelated broker-dealers ...     (  16,346)    (   9,113)    (  18,737)
                                        --------      --------      --------
   Balance retained ..............      $ 20,340      $ 22,350      $ 24,730
                                        ========      ========      ========

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the three Portfolios, the Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, each Portfolio makes payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.30% of the Portfolio's average daily net assets to reimburse JH Funds for their distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc. Effective January 1, 1995, each Portfolio pays transfer agent fees based on transaction volume and the number of shareholder accounts. Prior to January 1, 1995, each Portfolio paid Investor Services a monthly transfer agent fee equivalent, on an annual basis, to 0.25% of each Portfolio's average daily net asset value, plus out of pocket expenses incurred by Investor Services on behalf of the Fund for proxy mailings.

   Messrs. Edward J. Boudreau, Jr. and Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by each Portfolio. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. Each Portfolio will make investments into other John Hancock Funds, as applicable, to cover their liability with regard to the deferred compensation. Investments to cover each Portfolio's deferred compensation liability will be recorded on each Portfolio's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on each Portfolio's books.

NOTE C --
INVESTMENT TRANSACTIONS

                                       CALIFORNIA     MASSACHUSETTS      NEW YORK
                                        PORTFOLIO       PORTFOLIO        PORTFOLIO
                                        ---------       ---------        ---------
FOR THE YEAR ENDED AUGUST 31, 1995:
  LONG-TERM MUNICIPAL OBLIGATIONS

   Purchases ..................         $16,009,240     $12,210,364      $36,796,584
   Proceeds ...................          18,942,975      12,952,082       37,135,539

   There were no purchases or sales of long-term U.S. government and agency obligations for the period ended August 31, 1995.


AT AUGUST 31, 1995:

  Cost of investments for
   Federal income tax
   purposes ...................         $43,938,622     $50,866,573      $54,187,229
                                        ===========     ===========      ===========
  Gross unrealized
   appreciation of
   investments.................         $ 2,012,986     $ 2,262,566      $ 2,458,668
  Gross unrealized
   depreciation of
   investments.................        (    197,787)   (    302,028)    (    411,320)
                                        -----------     -----------      -----------
  Net unrealized
   appreciation of
   investments.................         $ 1,815,199     $ 1,960,538      $ 2,047,348
                                        ===========     ===========      ===========

                          Notes to Financial Statements
                   John Hancock Funds - Tax-Exempt Series Fund


NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS
During the year ended August 31, 1995, the Portfolios have reclassified amounts to reflect increases in accumulated net investment income and accumulated realized loss on investments of $2,761 for the California Portfolio, $1,994 for the Massachusetts Portfolio and $8,092 for the New York Portfolio. These represent the cumulative amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE E --
SUBSEQUENT EVENT
On September 15, 1995 the California Portfolio of the John Hancock Tax-Exempt Series Fund merged with the John Hancock California Tax-Free Income Fund. The transaction was approved by the shareholders on September 8, 1995 and was accounted for as a tax-free business combination.

                   John Hancock Funds - Tax-Exempt Series Fund

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees
John Hancock Tax-Exempt Series Fund

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for Moody's and Standard & Poor's ratings and yields at market), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the three Portfolios (California Portfolio, Massachusetts Portfolio and New York Portfolio) comprising John Hancock Tax-Exempt Series Fund (the "Fund") at August 31,1995, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at August 31,1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
October 17, 1995

                                     PART C.

                                OTHER INFORMATION

ITEM 24.        FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial Statements included in the Registration Statement:

                John Hancock Tax-Exempt Series Fund-

                  Massachusetts Portfolio
                   Statement of Assets and Liabilities as of August 31, 1995 Statement of Operations for the period ended August 31, 1995 Statement of Changes in Net Assets for each of the two years ended August 31,1995
                   Notes to Financial Statements
                   Schedule of Investments as of August 31, 1995

                  New York Portfolio
                   Statement of Assets and Liabilities as of August 31, 1995 Statement of Operations for the period ended August 31, 1995 Statement of Changes in Net Assets for each of the two years ended August 31, 1995
                   Notes to Financial Statements
                   Schedule of Investments as of August 31, 1995

        (b)     Exhibits:

                The exhibits to this Registration Statement are listed in the Exhibits Index hereto and are incorporated herein by reference.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

        No person is directly or indirectly controlled by or under common control with Registrant.

ITEM 26.        NUMBER OF HOLDERS OF SECURITIES

        As of December 1, 1995 the number of record holders of shares of Registrant was as follows:

                Title of Class                         Number of Record Holders

(Shares of Beneficial Interest,
without par value)

John Hancock Tax-Exempt Series Fund-
   Massachusetts Portfolio                                        2,320
   New York Portfolio                                             2,530

ITEM 27.        INDEMNIFICATION

        (a) Under Registrant's Declaration of Trust. Sections 4.1, 4.2 and 4.3 of Article VI of the Registrant's Amended and Restated Declaration of Trust provide for indemnification of the Registrant's Trustees and Officers under certain circumstances. A copy of the Registrant's Amended and Restated Declaration of Trust is attached as Exhibit 1 to this Post-Effective Amendment No. 10 to the Registration Statement of the Registrant.

         (b) Under the Distribution Agreement. Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds" ) has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

         Section 9(a) of the By-Laws of the Insurance Company provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any liability or expense incurred in connection with any matter settled without final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined to be entitled to indemnification.

       Article IX of the respective By-Laws of John Hancock Funds and the Adviser provide as follows:

"Section 9.01. Indemnity: Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation a serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such as person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the Registrant's Amended and Restated Articles of Incorporation, Article 10.1 of the Registrant's By-Laws, The underwriting Agreement, the By-Laws of Distributors, the Adviser, or the Insurance Company or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

         For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Investment Adviser, reference is made to Forms ADV (801-8124) filed under the Investment Advisers Act of 1940, herein incorporated by reference.

ITEM 29. PRINCIPAL UNDERWRITERS

     The Registrant's sole principal underwriter is JH Funds, Inc., which also acts as principal underwriter for the following investment companies: John Hancock Institutional Series Trust, John Hancock Capital Series, John Hancock Sovereign Bond Fund, John Hancock Sovereign Investors Fund, Inc., John Hancock Special Equities Fund, John Hancock Strategic Series, John Hancock Tax-Exempt Income Fund, John Hancock Tax-Exempt Series Fund, John Hancock Technology Series, Inc., John Hancock Limited-Term Government Fund, John Hancock World Fund, Freedom Investment Trust, Freedom Investment Trust II, Freedom Investment Trust III, John Hancock Bond Fund, John Hancock California Tax-Free Income Fund, John Hancock Cash Reserve, Inc., John Hancock Current Interest, John Hancock Investment Trust, John Hancock Series, Inc. and John Hancock Tax-Free Bond Fund.

     (b) The following table lists, for each director and officer of JH Funds, Inc., the information indicated.

                                                  Positions and                         Positions and
Name and Principal                                Offices with                          Offices with
 Business Address                                  Underwriter                            Registrant
------------------                                -------------                         -------------
Edward J. Boudreau, Jr.                           Chairman of                           Chairman and
101 Huntington Avenue                             the Board                             Chief Executive
Boston, Massachusetts                                                                   Officer

Foster L. Aborn                                   Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

William C. Fletcher                               Director                              None
53 State Street
Boston, Massachusetts

Robert H. Watts                                   Director                              None
101 Huntington Avenue
Boston, Massachusetts

C. Troy Shaver, Jr.                               President, Chief                      None
101 Huntington Avenue                             Executive Officer
Boston, Massachusetts                             and Director

Stephen W. Blair                                  Executive Vice                        None
101 Huntington Avenue                             President
Boston, Massachusetts

James V. Bowhers                                  Executive Vice                        None
101 Huntington Avenue                             President
Boston, Massachusetts

James W. McLaughlin                               Senior Vice President                 None
101 Huntington Avenue                             and Chief Financial
Boston, Massachusetts                             Officer

Thomas H. Drohan                                  Senior Vice                           Senior Vice
101 Huntington Avenue                             President                             President and
Boston, Massachusetts                                                                   Secretary

                                                  Positions and                         Positions and
Name and Principal                                Offices with                          Offices with
 Business Address                                  Underwriter                            Registrant
------------------                                --------------                        --------------
David A. King                                     Director and Senior                   None
101 Huntington Avenue                             Vice President
Boston, Massachusetts

James B. Little                                   Senior Vice                           Senior Vice
101 Huntington Avenue                             President                             President and
Boston, Massachusetts                                                                   Chief
                                                                                        Financial Officer

John A. Morin                                     Vice President                        Vice President
101 Huntington Avenue
Boston, Massachusetts

Susan S. Newton                                   Vice President                        Vice President,
101 Huntington Avenue                             and Secretary                         Assistant Secretary
Boston, Massachusetts                                                                   and Compliance

William S. Nichols                                Senior Vice President                 None
101 Huntington Avenue
Boston, Massachusetts

Michael T. Carpenter                              Senior Vice President                 None
1000 Louisiana Street
Houston, Texas

Christopher M. Meyer                              Treasurer                             None
101 Huntington Avenue
Boston, Massachusetts

Robert G. Freedman                                Director                              Vice Chairman and
101 Huntington Avenue                                                                    Chief Investment
Boston, Massachusetts                                                                   Officer

Stephen L. Brown                                  Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

                                                                                        Officer
                                                  Positions and                         Positions and
Name and Principal                                Offices with                          Offices with
 Business Address                                  Underwriter                            Registrant
------------------                                -------------                          -------------
Thomas E. Moloney                                 Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                               Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard S. Scipione                               Director                              Trustee
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John Goldsmith                                    Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard O. Hansen                                 Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio                                  Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts


         (c)      None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 as its principal executive offices at 101 Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

ITEM 31. MANAGEMENT SERVICES

         Not applicable.

ITEM 32. UNDERTAKINGS

         (a) Not applicable.

         (b) Not applicable

         (c) The Registrant on behalf of each of its each of its series undertakes to furnish each person to whom a prospectus is delivered with a copy of such series' annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 21st day of December, 1995.

                                          JOHN HANCOCK TAX EXEMPT SERIES FUND

                                          By:
                                             ---------------------------------
                                             Edward J. Boudreau, Jr.*, Chairman

         Pursuant to the requirements of the Securities Act of 1933, the Registration has been signed below by the following persons in the capacities and on the dates indicated.

             SIGNATURE              TITLE                                   DATE
--------------------------           Chairman
Edward J. Boudreau, Jr.*            (Principal Executive Officer)

/s/James B. Little
--------------------------
James B. Little                     Senior Vice President and Chief         December  21, 1995
                                    Financial Officer (Principal
                                    Financial and Accounting Officer)

--------------------------          Trustee
Dennis S. Aronowitz*

--------------------------          Trustee
Richard P. Chapman, Jr.*

--------------------------          Trustee
Francis C. Cleary, Jr.*

--------------------------          Trustee
William J. Cosgrove*

--------------------------          Trustee
Gail D. Fosler*

--------------------------          Trustee
Bayard Henry*

--------------------------          Trustee
Richard S. Scipione*

--------------------------          Trustee
Edward J. Spellman*

      /s/Thomas H. Drohan
*By: -----------------------                                                December  21, 1995
         Thomas H. Drohan
         (Attorney-in-Fact)

                                 EXHIBIT INDEX

The exhibits listed below which are marked by an asterisk (*) have previously been filed with the Commission and are incorporated by reference.


Exhibit No.                         Description                      Page Number

1        Declaration of Trust of Registrant dated March 24, 1987

1a Amendment to Declaration of Trust dated March 24, 1987 effective January 1, 1991.

1b Amendment to Declaration of Trust Termination of Series dated September 15, 1995.

2        By-Laws as adopted on March 24, 1987.

2a       Amendement to By-Laws dated December 19, 1994.

3        None

4        Specimen share certificate for John Hancock Tax-Exempt
         Series Fund, New York Portfolio.

4a       Specimen share certificate for John Hancock Tax-Exempt
         Series Fund, Massachusetts Portfolio.

5        Investment Management Contract between Registrant and
         John Hancock Advisers, Inc. dated May 5, 1987 and Amendment dated December 19, 1989.

6        Distribution Agreement with Registrant and John Hancock
         Broker Distribution Services, Inc. dated August 1, 1991.

6a       Form of Soliciting Dealer Agreement between John Hancock
         Broker Distribution Services, Inc. and Selected Dealers.

7        None

8        Master Custodian Agreement with Registrant and Investors
         Bank & Trust Company.

Exhibit No.                         Description                      Page Number

9 Transfer Agency and Service Agreement between Registrant and John Hancock Fund Services, Inc. dated January 1, 1991.

10       Opinion and Consent of Debevoise & Plimpton

10a      24e2 opinion

11       Consent of Price Waterhouse LLP.

12 Financial Statement of the John Hancock Tax-Exempt Series Fund for the fiscal year ended August 31, 1995 included in Part B.

13       Subscription Agreement between Registrant and John Hancock
         Advisers, Inc.

14       None

15 Amended and Restated Distribution Plan for Class A shares between John Hancock Tax-Exempt Series Fund and John Hancock Funds, Inc.

16       Schedule for Computation of Yield and Total Return.

17       Powers of Attorney

27.1     Massachusetts Portfolio

27.2     New York Portfolio